UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6383
                                                     ---------------------

               Nuveen Michigan Quality Income Municipal Fund, Inc.
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               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: February 28
                                           ------------------

                  Date of reporting period: February 28, 2010
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                                          [LOGO]
                                                                          NUVEEN
                                                                      INVESTMENT

Closed-End Funds
--------------------------------------------------------------------------------

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
February 28, 2010
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
-------------------------   -------------------------   ------------------------   --------------------------
NUVEEN MICHIGAN             NUVEEN MICHIGAN             NUVEEN MICHIGAN            NUVEEN OHIO
QUALITY INCOME              PREMIUM INCOME              DIVIDEND ADVANTAGE         QUALITY INCOME
MUNICIPAL FUND, INC.        MUNICIPAL FUND, INC.        MUNICIPAL FUND             MUNICIPAL FUND, INC.
NUM                         NMP                         NZW                        NUO

-------------------------   -------------------------   ------------------------
NUVEEN OHIO                 NUVEEN OHIO                 NUVEEN OHIO
DIVIDEND ADVANTAGE          DIVIDEND ADVANTAGE          DIVIDEND ADVANTAGE
MUNICIPAL FUND              MUNICIPAL FUND 2            MUNICIPAL FUND 3
NXI                         NBJ                         NVJ

                                                                        FEBRUARY

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                                                                          [LOGO]
                                                                          NUVEEN
                                                                     INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The largest source of economic uncertainty is the potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion carried out to deal with the financial and economic crisis of 2008. Consequently, the implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment.

Over the last twelve months, the Nuveen leveraged municipal closed-end funds continued to make progress in refinancing their auction rate preferred shares
(ARPS). By the fall of 2009, all of the Nuveen taxable closed-end Funds had completed redemption of their ARPS at par value. As of March 31, 2010, approximately 40% of the municipal ARPS issued by the Nuveen Funds also had been redeemed. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board and Lead Independent Director
April 19, 2010

                                                            Nuveen Investments 1

Portfolio Manager's Comments

Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)

PORTFOLIO MANAGER DANIEL CLOSE DISCUSSES ECONOMIC AND MUNICIPAL MARKET CONDITIONS AT BOTH THE NATIONAL AND STATE LEVELS, KEY INVESTMENT STRATEGIES, AND THE TWELVE-MONTH PERFORMANCE OF THE NUVEEN MICHIGAN AND OHIO FUNDS. DAN, WHO JOINED NUVEEN IN 2000, ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THESE SEVEN FUNDS IN 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH REPORTING PERIOD ENDED FEBRUARY 28, 2010?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, there continued to be considerable downward pressure on the economy, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve overall economic conditions. The Fed kept the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to its record low level in December 2008. In February 2009, the federal government passed a $787 billion economic stimulus package. At its meeting in March 2010 (after the close of this reporting period), the Fed pledged to keep the fed funds rate "exceptionally low" for an "extended period."

In recent months, these and other measures taken by the Fed and the government to ease the economic recession have produced some incipient signs of improvement. In the fourth quarter of 2009, the U.S. gross domestic product
(GDP) grew at an annualized rate of 5.6%, the fastest pace in six years. This was the second quarter in a row that the economy posted positive growth, following four quarters of contraction. Housing prices also provided a bright spot between May 2009 and January 2010 by recording nine consecutive months of positive returns (on a seasonally adjusted basis) after three years of decline. At the same time, inflation remained relatively tame, as the Consumer Price

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

Index (CPI) rose 2.1%. The core CPI (which excludes food and energy) rose 1.3% over the year, within the Fed's unofficial objective of 2.0% or lower for this measure. Since the recession began in December 2007, the U.S. economy has lost a total of 8.4 million jobs, the biggest decline since the Great Depression. While labor markets remained weak, recent months saw a slight improvement. As of February 2010, the national unemployment rate was 9.7%, up from 8.2% in February 2009 but down from the 26-year high of 10.1% in October 2009.

Municipal market conditions began to show general signs of improvement throughout most of the period. This trend was bolstered by the reduced supply of tax-exempt municipal debt in the marketplace, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the security's interest payments and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. Between April 2009 and the end of this reporting period, taxable Build America Bonds issuance totaled $78.2 billion, accounting for 20% of new bonds issued in the municipal market during that time. Over the twelve months ended February 28, 2010, municipal bond issuance nationwide--both tax-exempt and taxable--totaled $423.1 billion, an increase of 7.3% compared with the twelve-month period ended February 28, 2009. Demand for tax-exempt bonds remained strong during this period and, combined with lower tax-exempt supply, provided support for municipal bond prices.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN MICHIGAN AND OHIO DURING THIS PERIOD?

Despite slight improvements in selected areas over the past twelve months, Michigan's state economy continued to rank as one of the weakest in the country. Michigan's unemployment rate remained the nation's highest, as employment declined across all sectors except education and health services. Construction, manufacturing, professional and business services, and information services all registered double-digit job losses. As of February 2010, Michigan's jobless rate was 14.1%, up from 12.0% in February 2009. In addition to employment concerns, Michigan continued to experience declining home values and a high foreclosure rate, which in turn impacted consumer spending, property taxes, and state and local revenues. According to the Standard & Poor's (S&P)/Case-Shiller home price index of 20 major metropolitan areas, housing prices in Detroit fell 7.4% during the twelve months ended January 2010, compared with a drop of 21.7% for the twelve months ended January 2009. As of February 2010, Moody's, S&P and Fitch rated Michigan general obligation (GO) debt at Aa3, AA-, and A+, respectively. These

                                                            Nuveen Investments 3
ratings reflected Fitch's downgrade of Michigan GOs to A+ from AA- in July 2009. All three rating agencies carried a stable outlook for Michigan GOs. During the twelve months ended February 28, 2010, municipal issuance in Michigan totaled $6.3 billion, a decrease of 31% compared with the twelve months ended February 2009.

Ohio continued to rank in the bottom tier of states in terms of economic growth, with an economy that has contracted since 2006. However, tentative signs suggest that this trend may be easing to some degree. The housing outlook for the state has generally improved, as the downturn in home values moderated in recent months. According to the S&P/Case-Shiller home price index of 20 major metropolitan areas, housing prices in Cleveland rose 0.2% during the twelve months ended January 2010, compared with an average decline of 0.7% nationally. Like Michigan, employment in Ohio remained less diversified than that of the nation as a whole, with heavier dependence on the manufacturing sector than seen nationally. As of February 2010, Ohio's unemployment rate was 10.9%, the highest since September 1983, up from 9.1% in February 2009. While Ohio is relying on service industries to provide some growth, those industries have been hampered by slowing population trends. Since 2005, net outmigration from the state has topped 30,000 each year. As of February 2010, Moody's, S&P and Fitch rated Ohio general obligation debt at Aa2, AA+, and AA, respectively. These ratings reflected the June 2009 downgrades to Aa2 from Aa1 by Moody's and to AA from AA+ by Fitch. Moody's listed the outlook for Ohio GOs as stable, while S&P and Fitch revised their outlooks to negative as of September 2009 and June 2009, respectively. For the twelve months ended February 28, 2010, municipal issuance in Ohio totaled $12.3 billion, an increase of approximately 2% compared with the twelve months ended February 2008.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE MICHIGAN AND OHIO FUNDS DURING THIS REPORTING PERIOD?

As previously mentioned, the availability of new tax-exempt supply declined during this period, due in part to the introduction of taxable Build America Bonds in April 2009. During the twelve months ended February 28, 2010, Build America Bonds comprised approximately 19% of new municipal supply in Ohio, which ranked as the seventh largest user of these bonds among the 50 states. In Michigan, where municipal issuance was already down 31% from the same period a year earlier, Build America Bonds represented more than 22% of new municipal supply for the period. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for the tax-exempt Michigan and Ohio Funds.

4 Nuveen Investments

Given the constrained supply of new tax-exempt municipal bonds in the primary market, we turned to the secondary market to find attractive value opportunities. We continued to take a bottoms-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, all three of the Michigan Funds purchased uninsured health care bonds as well as general obligation credits representing issuers in the southeast Michigan corridor. Although we had previously de-emphasized bonds issued in this area of Michigan due to the region's economic problems, we believed that, on a risk-adjusted basis, these bonds now offered good value. For this reason, we selectively added these credits in sizable amounts for the first time in a long while.

In all four of the Ohio Funds, we purchased uninsured health care bonds. Tax-exempt supply was usually more plentiful in the health care sector because hospitals generally do not qualify for the Build America Bond program and so must continue to issue bonds in the tax-exempt municipal market. NXI, NBJ and NVJ also added an additional dedicated tax bond issued for the Delaware County library as well as industrial development bonds.

Cash for new purchases during this period was generated largely by maturing or called bonds. In addition, the Michigan Funds took advantage of opportunities to sell several issues where we had credit concerns, including bonds issued for a continuing care retirement center, health care facilities and charter schools. In the Ohio Funds, we also sold a health care issue due to deteriorating credit.

All of these Funds continued to use inverse floating rate securities.(1) We employ inverse floaters as a form of leverage for a variety of reasons, including duration(2) management, income enhancement and total return enhancement.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

                                                            Nuveen Investments 5

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Michigan and Ohio Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE
FOR PERIODS ENDED 2/28/10

                                                                1-YEAR   5-YEAR   10-YEAR
------------------------------------------------------------------------------------------
MICHIGAN FUNDS
NUM                                                             14.83%    3.98%      6.60%
NMP                                                             14.22%    3.86%      6.59%
NZW                                                             17.70%    3.82%       N/A

Standard & Poor's (S&P) Michigan Municipal Bond Index(3)        11.94%    4.01%      5.69%
Standard & Poor's (S&P) National Municipal Bond Index(4)        11.20%    4.32%      5.77%
Lipper Michigan Municipal Debt Funds Average(5)                 17.17%    3.51%      6.90%

OHIO FUNDS
NUO                                                             16.76%    4.58%      6.46%
NXI                                                             15.46%    4.84%       N/A
NBJ                                                             18.91%    4.44%       N/A
NVJ                                                             15.73%    4.95%       N/A

Standard & Poor's (S&P) Ohio Municipal Bond Index(3)            14.79%    3.89%      5.48%
Standard & Poor's (S&P) National Municipal Bond Index(4)        11.20%    4.32%      5.77%
Lipper Other States Municipal Debt Funds Average(5)             19.01%    4.11%      6.62%
------------------------------------------------------------------------------------------

For the twelve months ended February 28, 2010, the total returns on common share net asset value (NAV) for all of the Michigan Funds exceeded the return for the Standard & Poor's (S&P) Michigan Municipal Bond Index, all of the Ohio Funds outperformed the S&P Ohio Municipal Bond Index, and all seven Funds surpassed the return on the S&P National Municipal Bond Index. NZW outperformed the average return for the Lipper Michigan Municipal Debt Funds Average, while NUM and NMP trailed this measure. Among the Ohio Funds, NBJ performed in line with the Lipper Other States Municipal Debt Funds Average and NUO, NXI and NVJ lagged the group average. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, leverage was an important positive factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page seven.

During this period, yields on tax-exempt bonds generally declined and bond prices rose, especially at the longer end of the municipal yield curve. As a result, longer-term bonds generally outperformed credits with shorter maturities. Overall, duration and yield curve positioning proved positive for the performances of these Funds, with the exception of NVJ. In general, the Funds were underexposed to the underperforming

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Standard & Poor's (S&P) Michigan and Ohio Municipal Bond Indexes are unlever-aged, market value-weighted indexes designed to measure the performance of the investment-grade municipal bond markets in Michigan and Ohio, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

(4) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(5) The Lipper Michigan Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 4 funds; 5-year, 4 funds; and 10-year, 3 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

(6) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 43 funds; 5-year, 43 funds; and 10-year, 20 funds. The performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

6 Nuveen Investments
short end of the yield curve and had heavier weightings in the longer part of the curve, which had a positive impact on performance.

While duration and yield curve positioning played an important role in performance during this twelve-month period, credit exposure also had a significant impact. The demand for municipal bonds increased during this period, driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal securities declined. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, the Funds' performances benefited from their allocations of lower quality credits. Given their underweightings in BBB and non-rated bonds, the Michigan Funds were more constrained in their opportunities to take advantage of this environment. However, as a Dividend Advantage Fund, NZW had a heavier weighting to sub-investment-grade bonds, which boosted its performance for the twelve months.

Holdings that generally contributed positively to the Fund's performance included industrial development revenue (IDR) and health care bonds. While the three Michigan Funds were underweighted in health care, all four Ohio Fund benefited from overweightings in this sector. Revenue bonds as a whole performed well, with housing, transportation and public utilities among the sectors also outperforming the general municipal market for this period. In addition, zero coupon bonds and lower-rated tobacco bonds were among the strongest performers.

Pre-refunded bonds, which are typically backed by U.S. Treasury securities, performed especially poorly on a relative basis during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. The Michigan and Ohio Funds were generally overweighted in pre-refunded bonds, with NUM, NXI and NVJ having the heaviest exposures and NMP and NBJ the smallest allocations. Many general obligation and other tax-supported bonds also failed to keep pace with the overall municipal market, while education, water and sewer, leasing and resource recovery trailed the other revenue sectors for the twelve months. The Funds generally had lower weightings in tax-supported bonds than the market as a whole, which lessened the negative impact from this sector.

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

                                                            Nuveen Investments 7

Leverage made a significant positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in the past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multigenerational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds' Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds' outstanding ARPS. Some Funds have invested in tender option bonds
(TOBs), also known as floating rate securities. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of February 28, 2010, some Funds have issued Variable Rate Demand Preferred Shares (VRDP), but these issuances have been limited since it has been difficult to find liquidity providers on economically viable terms given the constrained credit environment. Some Funds have issued MuniFund Term Preferred Shares (MTP), a fixed-rate form of preferred stock with a mandatory redemption period of five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the Funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

8 Nuveen Investments

As of February 28, 2010, the amount of ARPS redeemed by the Funds are as shown in the accompanying table.

                                                AUCTION RATE      % OF ORIGINAL
                                            PREFERRED SHARES       AUCTION RATE
FUND                                                REDEEMED   PREFERRED SHARES
--------------------------------------------------------------------------------
NUM                                               $6,675,000                7.1%
NMP                                               $2,300,000                4.1%
NZW                                               $1,725,000               10.8%
NUO                                               $4,000,000                5.2%
NXI                                               $2,000,000                6.5%
NBJ                                               $2,400,000               10.0%
NVJ                                               $1,000,000                6.1%
--------------------------------------------------------------------------------

During January 2010, NZW and NVJ filed with the Securities and Exchange Commission (SEC) a registration statement seeking to register MTP. These registration statements, declared effective by the SEC, enable the Funds to issue to the public shares of MTP to refinance all or a portion of their ARPS. The issuance of MTP by these Funds is subject to market conditions. There is no assurance that these MTP shares will be issued.

Subsequent to the reporting period, NXI and NBJ filed with the SEC a registration statement seeking to register MTP. These registrations statements, declared effective by the SEC, are subject to the terms and conditions as noted in the preceding paragraph.

As of February 28, 2010, 80 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed, at par, all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' ARPS redemptions to approximately $3.0 billion of the original approximately $11.0 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

                                                            Nuveen Investments 9

Common Share Dividend and Share Price Information

During the twelve months ended February 28, 2010, each of the seven Nuveen Michigan and Ohio Funds had three increases in their monthly dividends. NUO, NXI and NVJ also had an additional dividend increase that was declared just prior to the start of this reporting period and took effect in March 2009.

Due to normal portfolio activity, common shareholders of NXI received a net ordinary income distribution of $0.0094 per share at the beginning of December 2009.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2010, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of February 28, 2010, and the since inception of the Funds' repurchase program the following Funds have cumulatively repurchased common shares as shown in the accompanying table.

                                              COMMON SHARES   % OF OUTSTANDING
FUND                                            REPURCHASED      COMMON SHARES
--------------------------------------------------------------------------------
NUM                                                 153,900                1.3%
NMP                                                 137,100                1.8%
NZW                                                  12,200                0.6%
NUO                                                      --                 --
NXI                                                     600                0.0%*
NBJ                                                      --                 --
NVJ                                                   1,700                0.1%
--------------------------------------------------------------------------------
* Rounds to less than 0.1%.

10 Nuveen Investments

During the twelve-month reporting period, the following Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                          WEIGHTED AVERAGE     WEIGHTED AVERAGE
                          COMMON SHARES    PRICE PER SHARE   DISCOUNT PER SHARE
FUND                        REPURCHASED        REPURCHASED          REPURCHASED
--------------------------------------------------------------------------------
NUM                             153,900             $11.54                18.15%
NMP                             110,400             $11.50                17.11%
NZW                              12,200             $12.15                13.24%
--------------------------------------------------------------------------------

As of February 28, 2010, the Funds' common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

                                                 2/28/10   TWELVE-MONTH AVERAGE
FUND                                         (-)DISCOUNT            (-)DISCOUNT
--------------------------------------------------------------------------------
NUM                                               -12.51%                -15.19%
NMP                                               -13.19%                -15.76%
NZW                                               -12.34%                -14.19%
NUO                                                -3.53%                 -7.59%
NXI                                                -4.42%                 -8.70%
NBJ                                                -6.04%                 -9.14%
NVJ                                                -0.85%                 -7.64%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 11

NUM Performance OVERVIEW | Nuveen Michigan Quality Income Municipal Fund, Inc.
                         | as of February 28, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  12.94
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  14.79
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -12.51%
--------------------------------------------------------------------------------
Market Yield                                                               6.12%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.88%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $170,983
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.89
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.38
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              29.40%               14.83%
--------------------------------------------------------------------------------
5-Year                                               0.27%                3.98%
--------------------------------------------------------------------------------
10-Year                                              6.10%                6.60%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                    37.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           17.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    12.2%
--------------------------------------------------------------------------------
Utilities                                                                 10.1%
--------------------------------------------------------------------------------
Health Care                                                                9.2%
--------------------------------------------------------------------------------
Water and Sewer                                                            7.3%
--------------------------------------------------------------------------------
Other                                                                      6.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          40%
AA                                                                           28%
A                                                                            25%
BBB                                                                           5%
BB or Lower                                                                   1%
N/R                                                                           1%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0585
Jun                                                                       0.0585
Jul                                                                       0.0585
Aug                                                                       0.0585
Sep                                                                       0.0620
Oct                                                                       0.0620
Nov                                                                       0.0620
Dec                                                                       0.0660
Jan                                                                       0.0660
Feb                                                                       0.0660

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    10.41
                                                                           10.06
                                                                            9.86
                                                                           10.27
                                                                           10.35
                                                                           10.69
                                                                           10.65
                                                                           10.78
                                                                           11.01
                                                                           11.27
                                                                           11.52
                                                                           11.51
                                                                           11.65
                                                                           11.68
                                                                           11.68
                                                                           11.52
                                                                           11.50
                                                                           11.45
                                                                           11.62
                                                                           11.62
                                                                           11.72
                                                                           12.09
                                                                           12.41
                                                                           12.34
                                                                           12.45
                                                                           12.48
                                                                           12.63
                                                                           12.92
                                                                           12.95
                                                                           13.01
                                                                           13.07
                                                                           12.95
                                                                           13.07
                                                                           12.96
                                                                           12.88
                                                                           12.78
                                                                           12.88
                                                                           12.71
                                                                           12.66
                                                                           12.67
                                                                           12.91
                                                                           12.81
                                                                           12.65
                                                                           12.49
                                                                           12.75
                                                                           12.86
                                                                           12.87
                                                                           12.83
                                                                           12.81
                                                                           13.04
                                                                           12.94
                                                                           12.85
                                                                           12.94
2/28/10                                                                    12.94

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

12 Nuveen Investments

NMP Performance OVERVIEW | Nuveen Michigan Premium Income Municipal Fund, Inc.
                         | as of February 28, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          26%
AA                                                                           26%
A                                                                            39%
BBB                                                                           7%
BB or Lower                                                                   2%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                       0.0530
Apr                                                                       0.0530
May                                                                       0.0565
Jun                                                                       0.0565
Jul                                                                       0.0565
Aug                                                                       0.0565
Sep                                                                       0.0610
Oct                                                                       0.0610
Nov                                                                       0.0610
Dec                                                                       0.0640
Jan                                                                       0.0640
Feb                                                                       0.0640

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    10.40
                                                                           10.00
                                                                            9.76
                                                                           10.12
                                                                           10.19
                                                                           10.44
                                                                           10.40
                                                                           10.52
                                                                           10.75
                                                                           10.94
                                                                           11.18
                                                                           11.19
                                                                           11.37
                                                                           11.56
                                                                           11.49
                                                                           11.23
                                                                           11.08
                                                                           11.20
                                                                           11.29
                                                                           11.33
                                                                           11.42
                                                                           11.60
                                                                           11.96
                                                                           11.92
                                                                           11.95
                                                                           12.06
                                                                           12.27
                                                                           12.43
                                                                           12.51
                                                                           12.70
                                                                           12.63
                                                                           12.58
                                                                           12.57
                                                                           12.29
                                                                           12.34
                                                                           12.25
                                                                           12.27
                                                                           12.13
                                                                           12.13
                                                                           12.33
                                                                           12.32
                                                                           12.32
                                                                           12.15
                                                                           12.13
                                                                           12.27
                                                                           12.33
                                                                           12.31
                                                                           12.36
                                                                           12.32
                                                                           12.43
                                                                           12.46
                                                                           12.46
                                                                           12.50
2/28/10                                                                    12.50

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $  12.50
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $  14.40
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -13.19%
--------------------------------------------------------------------------------
Market Yield                                                              6.14%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               8.91%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $109,619
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                         16.36
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                7.58
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              27.06%               14.22%
--------------------------------------------------------------------------------
5-Year                                               0.89%                 3.86%
--------------------------------------------------------------------------------
10-Year                                              6.71%                 6.59%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                    38.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    14.0%
--------------------------------------------------------------------------------
Water and Sewer                                                           11.9%
--------------------------------------------------------------------------------
Utilities                                                                 10.2%
--------------------------------------------------------------------------------
Health Care                                                                8.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            8.3%
--------------------------------------------------------------------------------
Other                                                                      7.8%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 13

NZW Performance OVERVIEW | Nuveen Michigan Dividend Advantage Municipal Fund
                         | as of February 28, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 12.43
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 14.18
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -12.34%
--------------------------------------------------------------------------------
Market Yield                                                               6.18%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.97%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $29,127
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.66
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.48
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              22.58%               17.70%
--------------------------------------------------------------------------------
5-Year                                               0.95%                3.82%
--------------------------------------------------------------------------------
Since Inception                                      3.54%                5.56%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                    32.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           14.1%
--------------------------------------------------------------------------------
Utilities                                                                 12.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    11.1%
--------------------------------------------------------------------------------
Health Care                                                                9.8%
--------------------------------------------------------------------------------
Water and Sewer                                                            9.7%
--------------------------------------------------------------------------------
Other                                                                     10.1%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          41%
AA                                                                           22%
A                                                                            26%
BBB                                                                           5%
BB or Lower                                                                   1%
N/R                                                                           5%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0565
Jun                                                                       0.0565
Jul                                                                       0.0565
Aug                                                                       0.0565
Sep                                                                       0.0620
Oct                                                                       0.0620
Nov                                                                       0.0620
Dec                                                                       0.0640
Jan                                                                       0.0640
Feb                                                                       0.0640

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    10.45
                                                                           10.21
                                                                           10.00
                                                                           10.16
                                                                           10.15
                                                                           10.36
                                                                           10.38
                                                                           10.76
                                                                           11.09
                                                                           11.18
                                                                           11.66
                                                                           11.61
                                                                           11.45
                                                                           11.30
                                                                           11.47
                                                                           10.97
                                                                           11.08
                                                                           11.00
                                                                           11.26
                                                                           11.20
                                                                           11.30
                                                                           11.50
                                                                           12.19
                                                                           12.25
                                                                           11.94
                                                                           12.21
                                                                           12.06
                                                                           12.35
                                                                           12.44
                                                                           12.64
                                                                           12.67
                                                                           12.49
                                                                           12.61
                                                                           12.36
                                                                           12.35
                                                                           12.25
                                                                           12.32
                                                                           12.04
                                                                           12.10
                                                                           12.22
                                                                           12.29
                                                                           12.27
                                                                           12.07
                                                                           12.05
                                                                           12.17
                                                                           12.25
                                                                           12.18
                                                                           12.21
                                                                           12.36
                                                                           12.48
                                                                           12.28
                                                                           12.23
                                                                           12.43
2/28/10                                                                    12.43

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NUO Performance OVERVIEW | Nuveen Ohio Quality Income Municipal Fund, Inc.
                         | as of February 28, 2010

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          30%
AA                                                                           29%
A                                                                            28%
BBB                                                                           8%
N/R                                                                           5%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                       0.0575
Apr                                                                       0.0575
May                                                                       0.0645
Jun                                                                       0.0645
Jul                                                                       0.0645
Aug                                                                       0.0645
Sep                                                                       0.0680
Oct                                                                       0.0680
Nov                                                                       0.0680
Dec                                                                       0.0740
Jan                                                                       0.0740
Feb                                                                       0.0740

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    13.01
                                                                           12.03
                                                                           12.01
                                                                           12.16
                                                                           12.46
                                                                           12.74
                                                                           13.13
                                                                           12.99
                                                                           13.10
                                                                           13.43
                                                                           13.50
                                                                           13.82
                                                                           13.87
                                                                           13.95
                                                                           13.71
                                                                           13.76
                                                                           13.71
                                                                           13.71
                                                                           13.69
                                                                           13.65
                                                                           13.70
                                                                           13.73
                                                                           13.90
                                                                           13.85
                                                                           14.02
                                                                           14.48
                                                                           14.47
                                                                           14.87
                                                                           15.04
                                                                           14.93
                                                                           14.99
                                                                           15.30
                                                                           14.92
                                                                           14.35
                                                                           14.65
                                                                           14.52
                                                                           14.63
                                                                           14.34
                                                                           14.40
                                                                           14.63
                                                                           14.96
                                                                           15.02
                                                                           15.45
                                                                           15.70
                                                                           16.00
                                                                           16.03
                                                                           15.78
                                                                           15.62
                                                                           15.65
                                                                           15.77
                                                                           15.84
                                                                           15.45
                                                                           15.58
2/28/10                                                                    15.58

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 15.58
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 16.15
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.53%
--------------------------------------------------------------------------------
Market Yield                                                               5.70%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.39%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $157,439
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.92
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.14
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              27.57%                16.76%
--------------------------------------------------------------------------------
5-Year                                               2.81%                 4.58%
--------------------------------------------------------------------------------
10-Year                                              5.87%                 6.46%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     26.7%
--------------------------------------------------------------------------------
Health Care                                                                15.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.2%
--------------------------------------------------------------------------------
Utilities                                                                   5.6%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.2%
--------------------------------------------------------------------------------
Other                                                                      11.9%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 15

NXI Performance OVERVIEW | Nuveen Ohio Dividend Advantage Municipal Fund
                         | as of February 28, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 14.48
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 15.15
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -4.42%
--------------------------------------------------------------------------------
Market Yield                                                              5.80%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               8.54%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $64,290
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.12
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.79
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              26.70%               15.46%
--------------------------------------------------------------------------------
5-Year                                               3.42%                4.84%
--------------------------------------------------------------------------------
Since Inception                                      5.38%                6.43%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           23.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    17.3%
--------------------------------------------------------------------------------
Health Care                                                               13.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    12.3%
--------------------------------------------------------------------------------
Utilities                                                                  6.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          6.3%
--------------------------------------------------------------------------------
 Housing/Multifamily                                                       6.2%
--------------------------------------------------------------------------------
Other                                                                     14.5%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)

                                  [PIE CHART]

AAA/U.S. GUARANTEED                                                          38%
AA                                                                           23%
A                                                                            21%
BBB                                                                          11%
N/R                                                                           7%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

Mar                                                                       0.0570
Apr                                                                       0.0570
May                                                                       0.0620
Jun                                                                       0.0620
Jul                                                                       0.0620
Aug                                                                       0.0620
Sep                                                                       0.0640
Oct                                                                       0.0640
Nov                                                                       0.0640
Dec                                                                       0.0700
Jan                                                                       0.0700
Feb                                                                       0.0700

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    12.16
                                                                           11.80
                                                                           11.80
                                                                           11.80
                                                                           12.05
                                                                           11.83
                                                                           12.14
                                                                           12.15
                                                                           12.31
                                                                           12.44
                                                                           12.71
                                                                           12.63
                                                                           12.79
                                                                           13.01
                                                                           12.92
                                                                           12.84
                                                                           12.52
                                                                           12.82
                                                                           12.79
                                                                           12.95
                                                                           13.18
                                                                           13.25
                                                                           13.12
                                                                           13.33
                                                                           13.23
                                                                           13.39
                                                                           13.65
                                                                           13.87
                                                                           14.57
                                                                           14.30
                                                                           14.46
                                                                           14.41
                                                                           13.94
                                                                           13.27
                                                                           13.75
                                                                           13.84
                                                                           13.84
                                                                           13.80
                                                                           13.40
                                                                           13.66
                                                                           13.95
                                                                           13.84
                                                                           13.89
                                                                           14.05
                                                                           14.08
                                                                           14.01
                                                                           14.19
                                                                           14.22
                                                                           14.50
                                                                           14.43
                                                                           14.54
                                                                           14.60
                                                                           14.48
2/28/10                                                                    14.48

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders net ordinary income distributions in December 2009 of $0.0094 per share.

16 Nuveen Investments

NBJ Performance OVERVIEW | Nuveen Ohio Dividend Advantage Municipal Fund 2
                         | as of February 28, 2010

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          28%
AA                                                                           21%
A                                                                            25%
BBB                                                                          15%
N/R                                                                          11%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                       0.0545
Apr                                                                       0.0545
May                                                                       0.0580
Jun                                                                       0.0580
Jul                                                                       0.0580
Aug                                                                       0.0580
Sep                                                                       0.0630
Oct                                                                       0.0630
Nov                                                                       0.0630
Dec                                                                       0.0690
Jan                                                                       0.0690
Feb                                                                       0.0690

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    11.45
                                                                           11.13
                                                                           10.93
                                                                           11.04
                                                                           11.35
                                                                           11.51
                                                                           11.45
                                                                           11.39
                                                                           11.54
                                                                           11.85
                                                                           11.91
                                                                           11.99
                                                                           12.13
                                                                           12.30
                                                                           12.22
                                                                           12.14
                                                                           11.77
                                                                           11.84
                                                                           11.97
                                                                           12.14
                                                                           12.10
                                                                           12.12
                                                                           12.63
                                                                           12.91
                                                                           12.83
                                                                           12.83
                                                                           12.81
                                                                           13.13
                                                                           13.40
                                                                           13.58
                                                                           13.45
                                                                           13.70
                                                                           13.57
                                                                           12.66
                                                                           13.09
                                                                           13.06
                                                                           13.36
                                                                           13.11
                                                                           13.04
                                                                           13.04
                                                                           13.49
                                                                           13.43
                                                                           13.43
                                                                           13.70
                                                                           13.60
                                                                           13.84
                                                                           14.03
                                                                           14.40
                                                                           14.00
                                                                           13.97
                                                                           14.06
                                                                           14.00
                                                                           13.85
2/28/10                                                                    13.85

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 13.85
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 14.74
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -6.04%
--------------------------------------------------------------------------------
Market Yield                                                              5.98%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               8.81%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $46,000
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.75
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.57
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)

                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              26.62%               18.91%
--------------------------------------------------------------------------------
5-Year                                               2.77%                4.44%
--------------------------------------------------------------------------------
Since Inception                                      4.75%                5.95%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                    29.9%
--------------------------------------------------------------------------------
Health Care                                                               18.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           11.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    10.1%
--------------------------------------------------------------------------------
Education and Civic                                                        8.0%
--------------------------------------------------------------------------------
Organizations Industrials                                                  7.5%
--------------------------------------------------------------------------------
Utilities                                                                  6.6%
--------------------------------------------------------------------------------
Other                                                                      8.4%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 17

NVJ Performance OVERVIEW | Nuveen Ohio Dividend Advantage Municipal Fund 3
                         | as of February 28, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 15.20
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 15.33
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -0.85%
--------------------------------------------------------------------------------
Market Yield                                                               5.76%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.48%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $33,062
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.73
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.90
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                               34.62%               15.73%
--------------------------------------------------------------------------------
5-Year                                                4.16%                4.95%
--------------------------------------------------------------------------------
Since Inception                                       5.89%                6.45%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            25.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     23.4%
--------------------------------------------------------------------------------
Health Care                                                                14.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.3%
--------------------------------------------------------------------------------
Utilities                                                                   5.3%
--------------------------------------------------------------------------------
Industrials                                                                 4.8%
--------------------------------------------------------------------------------
Consumer Staples                                                            4.6%
--------------------------------------------------------------------------------
Other                                                                      13.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          45%
AA                                                                           17%
A                                                                            22%
BBB                                                                          12%
N/R                                                                           4%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Mar                                                                       0.0590
Apr                                                                       0.0590
May                                                                       0.0635
Jun                                                                       0.0635
Jul                                                                       0.0635
Aug                                                                       0.0635
Sep                                                                       0.0670
Oct                                                                       0.0670
Nov                                                                       0.0670
Dec                                                                       0.0730
Jan                                                                       0.0730
Feb                                                                       0.0730

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    11.92
                                                                           11.50
                                                                           11.95
                                                                           12.50
                                                                           12.33
                                                                           12.16
                                                                           12.25
                                                                           12.39
                                                                           12.95
                                                                           12.86
                                                                           12.89
                                                                           12.94
                                                                           12.94
                                                                           13.40
                                                                           13.27
                                                                           13.30
                                                                           13.63
                                                                           13.72
                                                                           13.40
                                                                           13.38
                                                                           13.37
                                                                           13.44
                                                                           13.36
                                                                           13.68
                                                                           13.60
                                                                           13.84
                                                                           13.69
                                                                           14.00
                                                                           14.20
                                                                           14.12
                                                                           14.20
                                                                           14.36
                                                                           14.30
                                                                           13.55
                                                                           13.62
                                                                           13.50
                                                                           13.63
                                                                           13.60
                                                                           13.80
                                                                           13.95
                                                                           14.30
                                                                           14.36
                                                                           14.48
                                                                           14.15
                                                                           14.73
                                                                           14.70
                                                                           15.00
                                                                           15.05
                                                                           15.10
                                                                           14.95
                                                                           15.14
                                                                           15.15
                                                                           15.20
2/28/10                                                                    15.20

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

18 Nuveen Investments

NUM NMP NZW | Shareholder Meeting Report
            |
            | The annual meeting of shareholders was held in the offices of
              Nuveen Investments on November 30, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NMP, NZW, NUO, NXI, NBJ and NVJ was subsequently adjourned to January 12, 2010; the meeting for NUO and NBJ was additionally adjourned to March 23, 2010.

                                                     NUM                            NMP                              NZW
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                                --             --             --             --        993,808            425
   Against                                            --             --             --             --         65,551             33
   Abstain                                            --             --             --             --         43,319              3
   Broker Non-Votes                                   --             --             --             --        306,574             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --      1,409,252            461
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES.
   For                                                --             --             --             --      1,002,527            428
   Against                                            --             --             --             --         58,650             33
   Abstain                                            --             --             --             --         41,501             --
   Broker Non-Votes                                   --             --             --             --        306,574             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --      1,409,252            461
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                --             --      3,991,905          1,344             --             --
   Against                                            --             --        352,972            221             --             --
   Abstain                                            --             --        198,423              3             --             --
   Broker Non-Votes                                   --             --      1,069,061             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --      5,612,361          1,568             --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                --             --      3,958,211          1,344             --             --
   Against                                            --             --        368,951            221             --             --
   Abstain                                            --             --        216,138              3             --             --
   Broker Non-Votes                                   --             --      1,069,061             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --      5,612,361          1,568             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                --             --      4,014,880          1,412             --             --
   Against                                            --             --        317,423            150             --             --
   Abstain                                            --             --        210,997              6             --             --
   Broker Non-Votes                                   --             --      1,069,061             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --      5,612,361          1,568             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                --             --      4,000,871          1,344             --             --
   Against                                            --             --        316,686            219             --             --
   Abstain                                            --             --        225,743              5             --             --
   Broker Non-Votes                                   --             --      1,069,061             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --      5,612,361          1,568             --             --
====================================================================================================================================

                                                           Nuveen Investments 19

                                                     NUM                            NMP                              NZW
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and                      Common and                      Common and
                                          Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                      shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                           together        together        together        together        together        together
                                         as a class      as a class      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                    9,896,861           1,522       5,337,324           1,168              --              --
   Withhold                                 316,435             540         275,037             400              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 10,213,296           2,062       5,612,361           1,568              --              --
====================================================================================================================================
Robert P. Bremner
   For                                    9,895,264           1,522       5,342,390           1,168       1,328,552             429
   Withhold                                 318,032             540         269,971             400          80,700              32
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 10,213,296           2,062       5,612,361           1,568       1,409,252             461
====================================================================================================================================
Jack B. Evans
   For                                    9,889,153           1,522       5,322,367           1,168       1,334,532             429
   Withhold                                 324,143             540         289,994             400          74,720              32
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 10,213,296           2,062       5,612,361           1,568       1,409,252             461
====================================================================================================================================
William C. Hunter
   For                                           --           1,522              --           1,168              --             429
   Withhold                                      --             540              --             400              --              32
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --           2,062              --           1,568              --             461
====================================================================================================================================
David J. Kundert
   For                                    9,890,901           1,522       5,362,143           1,168              --              --
   Withhold                                 322,395             540         250,218             400              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 10,213,296           2,062       5,612,361           1,568              --              --
====================================================================================================================================
William J. Schneider
   For                                           --           1,522              --           1,168              --             429
   Withhold                                      --             540              --             400              --              32
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --           2,062              --           1,568              --             461
====================================================================================================================================
Judith M. Stockdale
   For                                    9,892,135           1,522       5,367,550           1,168              --              --
   Withhold                                 321,161             540         244,811             400              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 10,213,296           2,062       5,612,361           1,568              --              --
====================================================================================================================================
Carole E. Stone
   For                                    9,897,216           1,522       5,343,770           1,168              --              --
   Withhold                                 316,080             540         268,591             400              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 10,213,296           2,062       5,612,361           1,568              --              --
====================================================================================================================================
Terence J. Toth
   For                                    9,892,880           1,522       5,366,887           1,168              --              --
   Withhold                                 320,416             540         245,474             400              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 10,213,296           2,062       5,612,361           1,568              --              --
====================================================================================================================================

20 Nuveen Investments

NUO |
NXI |
NBJ |

                                                 NUO                             NXI                             NBJ
---------------------------------------------------------------------------------------------------------------------------------
                                       Common and                      Common and                      Common and
                                        Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                    shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                         together        together        together        together        together        together
                                       as a class      as a class      as a class      as a class      as a class      as a class
---------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION
OF THE FUNDAMENTAL POLICIES
RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES AND BELOW
INVESTMENT GRADE SECURITIES.
   For                                  4,920,992           1,656       1,974,752             640       1,521,947             713
   Against                                315,067             330          83,424              26          71,278              33
   Abstain                                231,469               9         166,631              --         103,065              --
   Broker Non-Votes                     1,414,225             376         665,003              --         414,866              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,881,753           2,371       2,889,810             666       2,111,156             746
=================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES.
   For                                  4,938,849           1,661       1,983,198             643       1,523,292             729
   Against                                283,367             325          77,801              23          68,188              17
   Abstain                                245,311               9         163,808              --         104,810              --
   Broker Non-Votes                     1,414,226             376         665,003              --         414,866              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,881,753           2,371       2,889,810             666       2,111,156             746
=================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                  4,887,959           1,656              --              --              --              --
   Against                                323,577             329              --              --              --              --
   Abstain                                255,992              10              --              --              --              --
   Broker Non-Votes                     1,414,225             376              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,881,753           2,371              --              --              --              --
=================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO
COMMODITIES.
   For                                  4,882,001           1,656              --              --              --              --
   Against                                320,137             329              --              --              --              --
   Abstain                                265,389              10              --              --              --              --
   Broker Non-Votes                     1,414,226             376              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,881,753           2,371              --              --              --              --
=================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING
TO DERIVATIVES AND SHORT
SALES.
   For                                  4,861,914           1,652              --              --              --              --
   Against                                339,849             333              --              --              --              --
   Abstain                                265,764              10              --              --              --              --
   Broker Non-Votes                     1,414,226             376              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,881,753           2,371              --              --              --              --
=================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES
PROHIBITING INVESTMENT IN
OTHER INVESTMENT COMPANIES.
   For                                  4,887,938           1,655              --              --              --              --
   Against                                306,388             331              --              --              --              --
   Abstain                                273,201               9              --              --              --              --
   Broker Non-Votes                     1,414,226             376              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,881,753           2,371              --              --              --              --
=================================================================================================================================

                                                           Nuveen Investments 21

NXI |
NBJ |

                                                 NUO                              NXI                            NBJ
---------------------------------------------------------------------------------------------------------------------------------
                                       Common and                      Common and                      Common and
                                        Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                    shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                         together        together        together        together        together        together
                                       as a class      as a class      as a class      as a class      as a class      as a class
---------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD
MEMBERS WAS REACHED AS
FOLLOWS:
John P. Amboian
   For                                  6,305,259             998             --               --              --              --
   Withhold                               564,042             667             --               --              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,869,301           1,665             --               --              --              --
=================================================================================================================================
Robert P. Bremner
   For                                  6,395,821             998      2,706,459              432       1,978,121             330
   Withhold                               473,480             667        183,351              234         125,741             122
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,869,301           1,665      2,889,810              666       2,103,862             452
=================================================================================================================================
Jack B. Evans
   For                                  6,401,810             998      2,705,459              432       1,967,971             330
   Withhold                               467,491             667        184,351              234         135,891             122
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,869,301           1,665      2,889,810              666       2,103,862             452
=================================================================================================================================
William C. Hunter
   For                                         --             998             --              432              --             330
   Withhold                                    --             667             --              234              --             122
---------------------------------------------------------------------------------------------------------------------------------
   Total                                       --           1,665             --              666              --             452
=================================================================================================================================
David J. Kundert
   For                                  6,396,301             998             --               --              --              --
   Withhold                               473,000             667             --               --              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,869,301           1,665             --               --              --              --
=================================================================================================================================
William J. Schneider
   For                                         --             998             --              432              --             330
   Withhold                                    --             667             --              234              --             122
---------------------------------------------------------------------------------------------------------------------------------
   Total                                       --           1,665             --              666              --             452
=================================================================================================================================
Judith M. Stockdale
   For                                  6,404,428             998             --               --              --              --
   Withhold                               464,873             667             --               --              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,869,301           1,665             --               --              --              --
=================================================================================================================================
Carole E. Stone
   For                                  6,395,173             998             --               --              --              --
   Withhold                               474,128             667             --               --              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,869,301           1,665             --               --              --              --
=================================================================================================================================
Terence J. Toth
   For                                  6,404,496             998             --               --              --              --
   Withhold                               464,805             667             --               --              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                6,869,301           1,665             --               --              --              --
=================================================================================================================================

22 Nuveen Investments

NVJ |

                                                                        NVJ
----------------------------------------------------------------------------------------
                                                              Common and
                                                               Preferred       Preferred
                                                           shares voting   shares voting
                                                                together        together
                                                              as a class      as a class
----------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES AND BELOW INVESTMENT GRADE SECURITIES.
   For                                                         1,076,486             408
   Against                                                       118,430              19
   Abstain                                                        50,359              --
   Broker Non-Votes                                              357,887              --
----------------------------------------------------------------------------------------
   Total                                                       1,603,162             427
========================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES.
   For                                                         1,082,830             408
   Against                                                       105,152              19
   Abstain                                                        57,293              --
   Broker Non-Votes                                              357,887              --
----------------------------------------------------------------------------------------
   Total                                                       1,603,162             427
========================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                                --              --
   Against                                                            --              --
   Abstain                                                            --              --
   Broker Non-Votes                                                   --              --
----------------------------------------------------------------------------------------
   Total                                                               --             --
========================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                                --              --
   Against                                                            --              --
   Abstain                                                            --              --
   Broker Non-Votes                                                   --              --
----------------------------------------------------------------------------------------
   Total                                                              --              --
========================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                                --              --
   Against                                                            --              --
   Abstain                                                            --              --
   Broker Non-Votes                                                   --              --
----------------------------------------------------------------------------------------
   Total                                                              --              --
========================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES PROHIBITING INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                                                --              --
   Against                                                            --              --
   Abstain                                                            --              --
   Broker Non-Votes                                                   --              --
----------------------------------------------------------------------------------------
   Total                                                              --              --
========================================================================================

                                                           Nuveen Investments 23

                                                                        NVJ
----------------------------------------------------------------------------------------
                                                              Common and
                                                               Preferred       Preferred
                                                           shares voting   shares voting
                                                                together        together
                                                             as a classs      as a class
----------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                                --              --
   Withhold                                                           --              --
----------------------------------------------------------------------------------------
   Total                                                              --              --
========================================================================================
Robert P. Bremner
   For                                                         1,476,330             297
   Withhold                                                      126,832             130
----------------------------------------------------------------------------------------
   Total                                                       1,603,162             427
========================================================================================
Jack B. Evans
   For                                                         1,476,030             297
   Withhold                                                      127,132             130
----------------------------------------------------------------------------------------
   Total                                                       1,603,162             427
========================================================================================
William C. Hunter
   For                                                                --             297
   Withhold                                                           --             130
----------------------------------------------------------------------------------------
   Total                                                              --             427
========================================================================================
David J. Kundert
   For                                                                --              --
   Withhold                                                           --              --
----------------------------------------------------------------------------------------
   Total                                                              --              --
========================================================================================
William J. Schneider
   For                                                                --             297
   Withhold                                                           --             130
----------------------------------------------------------------------------------------
   Total                                                              --             427
========================================================================================
Judith M. Stockdale
   For                                                                --              --
   Withhold                                                           --              --
----------------------------------------------------------------------------------------
   Total                                                              --              --
========================================================================================
Carole E. Stone
   For                                                                --              --
   Withhold                                                           --              --
----------------------------------------------------------------------------------------
   Total                                                              --              --
========================================================================================
Terence J. Toth
   For                                                                --              --
   Withhold                                                           --              --
----------------------------------------------------------------------------------------
   Total                                                              --              --
========================================================================================

24 Nuveen Investments

Report of Independent
Registered Public Accounting Firm

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, and Nuveen Ohio Dividend Advantage Municipal Fund 3 (the Funds) as of February 28, 2010, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, and Nuveen Ohio Dividend Advantage Municipal Fund 3 at February 28, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
April 23, 2010

                                                           Nuveen Investments 25

NUM | Nuveen Michigan Quality Income Municipal Fund, Inc.
    | Portfolio of Investments

                                                               February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.1% (1.4% OF TOTAL INVESTMENTS)

$       4,000  Michigan Tobacco Settlement Finance Authority, Tobacco Settlement   6/18 at 100.00         Baa3     $      3,674,480
                  Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 3.1% (2.1% OF TOTAL
                  INVESTMENTS)

        1,685  Michigan Higher Education Facilities Authority, Limited             9/11 at 100.00          N/R            1,688,926
                  Obligation Revenue Refunding Bonds, Kettering University,
                  Series 2001, 5.500%, 9/01/17 - AMBAC Insured

        1,500  Michigan Higher Education Student Loan Authority, Revenue Bonds,      No Opt. Call           AA            1,487,580
                  Series 2000 XII-T, 5.300%, 9/01/10 - AMBAC Insured
                  (Alternative Minimum Tax)

        1,000  Michigan Higher Education Student Loan Authority, Revenue Bonds,    9/12 at 100.00           AA            1,006,300
                  Series 2002 XVII-G, 5.200%, 9/01/20 - AMBAC Insured
                  (Alternative Minimum Tax)

        1,115  Michigan Technological University, General Revenue Bonds, Series   10/13 at 100.00           A1            1,135,873
                  2004A, 5.000%, 10/01/22 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
        5,300  Total Education and Civic Organizations                                                                    5,318,679
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 13.9% (9.2% OF TOTAL INVESTMENTS)

        2,700  Michigan State Hospital Finance Authority, Hospital Revenue         8/10 at 100.00          BB-            2,029,887
                  Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                  5.250%, 8/15/28

        4,100  Michigan State Hospital Finance Authority, Hospital Revenue        11/19 at 100.00           A1            4,019,476
                  Bonds, Henry Ford Health System, Refunding Series 2009,
                  5.750%, 11/15/39

        4,075  Michigan State Hospital Finance Authority, Hospital Revenue         4/13 at 100.00            A            4,019,580
                  Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32

        2,500  Michigan State Hospital Finance Authority, Hospital Revenue         6/19 at 100.00          AAA            2,608,750
                  Bonds, Mid-Michigan Obligated Group, Series 2009A, 5.875%,
                  6/01/39 - AGC Insured

        1,000  Michigan State Hospital Finance Authority, Hospital Revenue         5/10 at 101.00          BBB            1,004,670
                  Refunding Bonds, Memorial Healthcare Center Obligated Group,
                  Series 1999, 5.875%, 11/15/21

               Michigan State Hospital Finance Authority, Revenue Bonds,
               Marquette General Hospital, Series 2005A:
        1,500     5.000%, 5/15/26                                                  5/15 at 100.00         Baa3            1,313,205
           55     5.000%, 5/15/34                                                  5/15 at 100.00         Baa3               43,209

        1,150  Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue    9/18 at 100.00           A1            1,357,552
                  Bonds, William Beaumont Hospital, Refunding Series 2009V,
                  8.250%, 9/01/39

        5,500  Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue   11/11 at 100.00           A1            5,154,379
                  Bonds, William Beaumont Hospital, Series 2001M, 5.250%,
                  11/15/31 - NPFG Insured

        2,195  University of Michigan, Medical Service Plan Revenue Bonds,           No Opt. Call          AA+            2,185,649
                  Series 1991, 0.000%, 12/01/10
-----------------------------------------------------------------------------------------------------------------------------------
       24,775  Total Health Care                                                                                         23,736,357
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 2.7% (1.8% OF TOTAL INVESTMENTS)

        2,675  Michigan Housing Development Authority, FNMA Limited Obligation    12/20 at 101.00          AAA            2,809,285
                  Multifamily Housing Revenue Bonds, Parkview Place Apartments,
                  Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)

          215  Michigan Housing Development Authority, Rental Housing Revenue      4/10 at 100.50           AA              215,350
                  Bonds, Series 1999A, 5.300%, 10/01/37 - NPFG Insured
                  (Alternative Minimum Tax)

        1,300  Michigan Housing Development Authority, Rental Housing Revenue      7/15 at 100.00          AAA            1,324,544
                  Bonds, Series 2006D, 5.125%, 4/01/31 - AGM Insured
                  (Alternative Minimum Tax)

          200  Michigan Housing Development Authority, Rental Housing Revenue     10/18 at 100.00           AA              207,694
                  Bonds, Series 2009A, 5.700%, 10/01/39
-----------------------------------------------------------------------------------------------------------------------------------
        4,390  Total Housing/Multifamily                                                                                  4,556,873
-----------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,250  Dickinson County Economic Development Corporation, Michigan,       11/14 at 100.00          BBB            1,217,038
                  Pollution Control Revenue Bonds, International Paper Company,
                  Series 2004A, 4.800%, 11/01/18
-----------------------------------------------------------------------------------------------------------------------------------

26 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 57.0% (37.7% OF TOTAL INVESTMENTS)

 $      1,000  Anchor Bay School District, Macomb and St. Clair Counties,          5/12 at 100.00          AA-     $      1,030,670
                  Michigan, General Obligation Refunding Bonds, Series 2002,
                  5.000%, 5/01/25

               Anchor Bay School District, Macomb and St. Clair Counties,
                  Michigan, Unlimited Tax General Obligation Refunding Bonds,
                  Series 2001:
        2,500     5.000%, 5/01/21                                                  5/11 at 100.00          AA-            2,607,875
        3,200     5.000%, 5/01/29                                                  5/11 at 100.00          AA-            3,215,808

        1,000  Ann Arbor, Michigan, General Obligation Bonds, Court & Police       5/18 at 100.00          AA+            1,044,630
                  Facilities Capital Improvement Series 2008, 5.000%, 5/01/38

        1,320  Bridgeport Spaulding Community School District, Saginaw County,     5/12 at 100.00          AA-            1,439,592
                  Michigan, General Obligation Bonds, Series 2002, 5.500%,
                  5/01/16

        2,110  Caledonia Community Schools, Kent, Allegan and Barry Counties,      5/13 at 100.00          AA-            2,297,537
                  Michigan, General Obligation Bonds, Series 2003, 5.250%,
                  5/01/20

        1,000  Caledonia Community Schools, Kent, Allegan and Barry Counties,      5/15 at 100.00          AA-            1,038,590
                  Michigan, General Obligation Bonds, Series 2005, 5.000%,
                  5/01/25 - NPFG Insured

        2,319  Caledonia Community Schools, Kent, Allegan and Barry Counties,      5/17 at 100.00          AA-            2,233,730
                  Michigan, General Obligation Bonds, Tender Option Bond Trust
                  2008-1096, 8.044%, 5/01/32 - NPFG Insured (IF)

        1,215  Charter County of Wayne, Michigan, General Obligation Limited Tax  12/19 at 100.00            A            1,275,045
                  Building Improvement Bonds, Series 2009, 6.750%, 11/01/39

        2,000  Detroit City School District, Wayne County, Michigan, General         No Opt. Call          AA-            2,242,140
                  Obligation Bonds, Series 2002A, 6.000%, 5/01/19 - FGIC Insured

          700  Detroit-Wayne County Stadium Authority, Michigan, Limited Tax       4/10 at 100.00            A              700,847
                  General Obligation Building Authority Stadium Bonds, Series
                  1997, 5.500%, 2/01/17 - FGIC Insured

          285  East Grand Rapids Public Schools, County of Kent, State of          5/11 at 100.00           AA              286,747
                  Michigan, General Obligation Bonds, Series 2001, Refunding,
                  5.125%, 5/01/29

               Grand Rapids and Kent County Joint Building Authority, Michigan,
                  Limited Tax General Obligation Bonds, Devos Place Project,
                  Series 2001:
        8,900     0.000%, 12/01/25                                                   No Opt. Call          AAA            4,352,100
        3,000     0.000%, 12/01/26                                                   No Opt. Call          AAA            1,379,130
        5,305     0.000%, 12/01/29                                                   No Opt. Call          AAA            2,037,863

        1,700  Grand Rapids, Michigan, General Obligation Bonds, Series 2007,      9/17 at 100.00           AA            1,810,517
                  5.000%, 9/01/27 - NPFG Insured

        2,000  Hartland Consolidated School District, Livingston County,           5/11 at 100.00          AA-            2,011,560
                  Michigan, General Obligation Refunding Bonds, Series 2001,
                  5.125%, 5/01/29

        1,400  Howell Public Schools, Livingston County, Michigan, General        11/13 at 100.00          AA-            1,488,984
                  Obligation Bonds, Series 2003, 5.000%, 5/01/21

        1,065  Jackson Public Schools, Jackson County, Michigan, General           5/14 at 100.00          AAA            1,123,905
                  Obligation School Building and Site Bonds, Series 2004,
                  5.000%, 5/01/22 - AGM Insured

        1,935  Kalamazoo Public Schools, Michigan, General Obligation Bonds,       5/16 at 100.00          AAA            2,055,938
                  Series 2006, 5.000%, 5/01/25 - AGM Insured

          200  L'Anse Creuse Public Schools, Macomb County, Michigan, General      5/15 at 100.00          AAA              203,084
                  Obligation Bonds, Series 2005, 5.000%, 5/01/35 - AGM Insured

        2,505  Lincoln Consolidated School District, Washtenaw and Wayne           5/16 at 100.00          AA-            2,618,076
                  Counties, Michigan, General Obligation Bonds, Series 2006,
                  5.000%, 5/01/25 - NPFG Insured

        2,810  Livonia Public Schools, Wayne County, Michigan, General             5/14 at 100.00          AA-            2,955,699
                  Obligation Bonds, Series 2004A, 5.000%, 5/01/21 - NPFG Insured

          865  Lowell Area Schools, Counties of Ionia and Kent, Michigan,          5/17 at 100.00          AAA              873,771
                  General Obligation Bonds, Series 2007, 5.000%, 5/01/37 - AGM
                  Insured

        1,500  Marshall Public Schools, Calhoun County, Michigan, General          5/17 at 100.00          AA-            1,534,395
                  Obligation Bonds, Series 2007, 5.000%, 5/01/30 - SYNCORA GTY
                  Insured

        2,100  Michigan Municipal Bond Authority, General Obligation Bonds,        6/15 at 100.00          AAA            2,277,975
                  Detroit City School District, Series 2005, 5.000%, 6/01/18 -
                  AGM Insured

        4,000  Michigan, General Obligation Bonds, Environmental Protection        5/13 at 100.00          AA-            4,249,640
                  Program, Series 2003A, 5.250%, 5/01/20

          100  Michigan, General Obligation Bonds, Environmental Protection        5/19 at 100.00          AA-              110,052
                  Program, Series 2009A, 5.500%, 11/01/25

                                                           Nuveen Investments 27

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,500   Montrose School District, Michigan, School Building and Site         No Opt. Call           A1     $      2,990,775
                   Bonds, Series 1997, 6.000%, 5/01/22 - NPFG Insured

        1,100   Muskegon County, Michigan, Limited Tax General Obligation          7/11 at 100.00           AA            1,127,027
                   Wastewater Management System 2 Revenue Bonds, Series 2002,
                   5.000%, 7/01/26 - FGIC Insured

        1,000   Oakland County Building Authority, Michigan, General Obligation    9/11 at 100.00          AAA            1,029,760
                   Bonds, Series 2002, 5.125%, 9/01/22

        3,950   Oakland Intermediate School District, Oakland County, Michigan,    5/17 at 100.00          AAA            4,052,740
                   General Obligation Bonds, Series 2007, 5.000%, 5/01/36 - AGM
                   Insured

        1,595   Oakridge Public Schools, Muskegon County, Michigan, General        5/15 at 100.00          AA-            1,706,921
                   Obligation Bonds, Series 2005, 5.000%, 5/01/22 - NPFG Insured

                Ottawa County, Michigan, Water Supply System, General Obligation
                   Bonds, Series 2007:
        4,330      5.000%, 8/01/26 - NPFG Insured (UB)                             8/17 at 100.00          Aa1            4,634,572
        1,120      5.000%, 8/01/30 - NPFG Insured (UB)                             8/17 at 100.00          Aa1            1,168,653

        1,245   Parchment School District, Kalamazoo County, Michigan, General     5/17 at 100.00          AAA            1,153,306
                   Obligation Bonds, Tender Option Bond Trust 2836, 11.153%,
                   5/01/36 - AGM Insured (IF)

        4,340   Plymouth-Canton Community School District, Wayne and Washtenaw     5/14 at 100.00          AA-            4,461,520
                   Counties, Michigan, General Obligation Bonds, Series 2004,
                   5.000%, 5/01/26 - FGIC Insured

        1,000   Rockford Public Schools, Kent County, Michigan, General            5/18 at 100.00          AAA            1,016,040
                   Obligation Bonds, Series 2008, 5.000%, 5/01/33 - AGM Insured

          200   South Haven, Van Buren County, Michigan, General Obligation       12/19 at 100.00         AAA              206,106
                   Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 -
                    AGC Insured

        3,175   South Redford School District, Wayne County, Michigan, General     5/15 at 100.00          AA-            3,231,293
                   Obligation Bonds, School Building and Site, Series 2005,
                    5.000%, 5/01/30 - NPFG Insured

        1,655   Southfield Library Building Authority, Michigan, General           5/15 at 100.00          AA+            1,739,554
                   Obligation Bonds, Series 2005, 5.000%, 5/01/26 - NPFG Insured

        2,200   Thornapple Kellogg School District, Barry County, Michigan,        5/17 at 100.00          AA-            2,231,658
                   General Obligation Bonds, Series 2007, 5.000%, 5/01/32 - NPFG
                   Insured

        2,000   Trenton Public Schools District, Michigan, General Obligation      5/18 at 100.00          AAA            2,028,020
                   Bonds, Series 2008, 5.000%, 5/01/34 - AGM Insured

        2,275   Troy City School District, Oakland County, Michigan, General       5/16 at 100.00           AA            2,505,162
                   Obligation Bonds, Series 2006, 5.000%, 5/01/19 - NPFG Insured

                Van Dyke Public Schools, Macomb County, Michigan, General
                   Obligation Bonds, School Building and Site, Series 2008:
          310      5.000%, 5/01/31 - AGM Insured                                   5/18 at 100.00          AAA              318,355
          575      5.000%, 5/01/38 - AGM Insured                                   5/18 at 100.00          AAA              582,665

        5,000   Wayne County, Michigan, Limited Tax General Obligation Airport    12/11 at 101.00            A            4,998,750
                   Hotel Revenue Bonds, Detroit Metropolitan Wayne County
                   Airport, Series 2001A, 5.000%, 12/01/21 - NPFG Insured

        3,350   Wayne Westland Community Schools, Michigan, General Obligation    11/14 at 100.00          AAA            3,790,090
                   Bonds, Series 2004, 5.000%, 5/01/17 - AGM Insured

        1,725   Williamston Community School District, Michigan, Unlimited Tax       No Opt. Call           A1            2,004,536
                   General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25
                    - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
      102,679   Total Tax Obligation/General                                                                             97,473,403
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.4% (12.2% OF TOTAL INVESTMENTS)

        1,000   Grand Rapids Building Authority, Kent County, Michigan, Limited       No Opt. Call          AA            1,128,480
                   Tax General Obligation Bonds, Series 1998, 5.000%, 4/01/16

        1,345   Grand Rapids Building Authority, Kent County, Michigan, Limited   10/11 at 100.00           AA            1,390,273
                   Tax General Obligation Bonds,
                   Series 2001, 5.125%, 10/01/26 - NPFG Insured

                Michigan Building Authority, Revenue Bonds, Series 2006IA:
        7,000      0.000%, 10/15/27 - FGIC Insured                                 10/16 at 58.27          AAA            2,710,820
        6,200      0.000%, 10/15/28 - FGIC Insured                                 10/16 at 55.35          AAA            2,236,836
        4,440      5.000%, 10/15/36 - FGIC Insured                                10/16 at 100.00           A+            4,362,744

           30   Michigan Municipal Bond Authority, Local Government Loan Program   5/10 at 100.00          Aa3               30,153
                   Revenue Sharing Bonds, Series 1992D, 6.650%, 5/01/12

28 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,135   Michigan State Building Authority, Revenue Bonds, Facilities      10/15 at 100.00           A+     $      2,135,897
                   Program, Series 2005II, 5.000%, 10/15/33 - AMBAC Insured

                Michigan State Building Authority, Revenue Refunding Bonds,
                   Facilities Program, Series 2003II:
        5,100      5.000%, 10/15/22 - NPFG Insured                                10/13 at 100.00           A+            5,274,062
        5,000      5.000%, 10/15/23 - NPFG Insured                                10/13 at 100.00           A+            5,129,249

        3,500   Michigan State Trunk Line, Fund Refunding Bonds, Series 2002,     10/12 at 100.00          AAA            3,783,850
                   5.250%, 10/01/21 - AGM Insured

       17,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue       No Opt. Call          AA-            2,100,690
                   Bonds, Series 2007A, 0.000%, 8/01/44 - NPFG Insured

          250   Virgin Islands Public Finance Authority Revenue and Refunding     10/19 at 100.00          BBB              225,430
                   Bonds (Virgin Islands Matching Fund Loan Notes) Series
                   2009A-1 (Senior Lien) Series 2009A-2 (Senior Lien),
                   5.000%, 10/01/39

        1,000   Virgin Islands Public Finance Authority, Revenue Bonds,           10/19 at 100.00          BBB            1,002,220
                   Refunding Series 2009B, 5.000%, 10/01/25
-----------------------------------------------------------------------------------------------------------------------------------
       54,000   Total Tax Obligation/Limited                                                                             31,510,704
-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,000   Capital Region Airport Authority, Michigan, Revenue Refunding      7/12 at 100.00            A            1,008,160
                   Bonds, Series 2002, 5.250%, 7/01/21 - NPFG Insured
                   (Alternative Minimum Tax)

          500   Wayne County Airport Authority, Michigan, Revenue Refunding          No Opt. Call            A              531,690
                   Bonds, Detroit Metropolitan Airport, Series 2007, 5.000%,
                   12/01/12 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Transportation                                                                                      1,539,850
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 25.9% (17.1% OF TOTAL INVESTMENTS) (4)

        1,200   Birmingham, Michigan, General Obligation Bonds, Series 2002,      10/12 at 100.50          AAA            1,336,980
                   5.000%, 10/01/20 (Pre-refunded 10/01/12)

          935   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue    7/13 at 100.00          AAA            1,056,316
                   Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) -
                   AGM Insured

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                   Bonds, Series 2001A:
        3,400      5.750%, 7/01/28 (Pre-refunded 7/01/11) - FGIC Insured           7/11 at 101.00       A+ (4)            3,646,908
          770      5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured           7/11 at 100.00       A+ (4)              813,189
          730      5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured           7/11 at 100.00       A+ (4)              776,443

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                   Bonds, Series 2003A:
        4,025      5.000%, 7/01/24 (Pre-refunded 7/01/13) - NPFG Insured           7/13 at 100.00       A+ (4)            4,538,711
        1,500      5.000%, 7/01/25 (Pre-refunded 7/01/13) - MBIA Insured           7/13 at 100.00       A+ (4)            1,691,445

        1,085   Freeland Community School District, Saginaw, Midland and Bay       5/10 at 100.00      AA- (4)            1,095,036
                   Counties, Michigan, General Obligation Bonds, Series 2000,
                   5.250%, 5/01/19 (Pre-refunded 5/01/10)

        2,000   Lake Fenton Community Schools, Genesee County, Michigan,           5/12 at 100.00      AA- (4)            2,188,600
                   General Obligation Bonds, Series 2002, 5.000%, 5/01/24
                   (Pre-refunded 5/01/12)

        1,790   Lansing Building Authority, Michigan, General Obligation Bonds,    6/13 at 100.00      AA+ (4)            2,024,580
                   Series 2003A, 5.000%, 6/01/26 (Pre-refunded 6/01/13) - MBIA
                   Insured

        3,880   Mayville Community Schools, Tuscola County, Michigan, General     11/14 at 100.00      AA- (4)            4,530,560
                   Obligation Bonds, School Building and Site Project, Series
                   2004, 5.000%, 5/01/34 (Pre-refunded 11/01/14) - FGIC Insured

          250   Michigan South Central Power Agency, Power Supply System             No Opt. Call       A3 (4)              265,040
                   Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue        3/13 at 100.00       A1 (4)            1,701,105
                   Refunding Bonds, Henry Ford Health System, Series 2003A,
                   5.625%, 3/01/17 (Pre-refunded 3/01/13)

        3,460   Michigan State Hospital Finance Authority, Hospital Revenue        5/10 at 100.00          Aaa            3,489,860
                   Refunding Bonds, St. John's Health System, Series 1998A,
                   5.000%, 5/15/28 - AMBAC Insured (ETM)

                Michigan State Hospital Finance Authority, Revenue Bonds,
                   Chelsea Community Hospital,
                   Series 2005:
        1,025      5.000%, 5/15/30 (Pre-refunded 5/15/15)                          5/15 at 100.00          AAA            1,198,317
          500      5.000%, 5/15/37 (Pre-refunded 5/15/15)                          5/15 at 100.00          AAA              584,545

        1,000   Michigan State Trunk Line, Fund Bonds, Series 2001A, 5.000%,      11/11 at 100.00          AAA            1,075,300
                   11/01/25 (Pre-refunded 11/01/11) - AGM Insured

        2,000   Michigan, Certificates of Participation, Series 2000, 5.500%,      6/10 at 100.00       A2 (4)            2,027,860
                   6/01/27 (Pre-refunded 6/01/10) -
                   AMBAC Insured

                                                           Nuveen Investments 29

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$         700   Muskegon Heights, Muskegon County, Michigan, Water Supply         11/10 at 100.00      N/R (4)     $        726,047
                   System Revenue Bonds, Series 2000A, 5.625%, 11/01/30
                   (Pre-refunded 11/01/10) - MBIA Insured

        1,125   Puerto Rico Highway and Transportation Authority, Highway          7/10 at 101.00      BBB (4)            1,158,896
                   Revenue Bonds, Series 2000B, 6.000%, 7/01/39 (Pre-refunded
                   7/01/10)

                Puerto Rico Public Finance Corporation, Commonwealth
                   Appropriation Bonds, Series 2002E:
           85      6.000%, 8/01/26 (ETM)                                             No Opt. Call     BBB- (4)              108,359
          915      6.000%, 8/01/26 (ETM)                                             No Opt. Call          AAA            1,166,451

        4,100   Puerto Rico, Highway Revenue Bonds, Highway and Transportation     7/16 at 100.00          Aaa            4,952,636
                   Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded
                   7/01/16)

        1,000   Rochester Community School District, Oakland and Macomb            5/10 at 100.00      AA- (4)            1,009,980
                   Counties, Michigan, General Obligation Bonds, Series 2000I,
                   5.750%, 5/01/19 (Pre-refunded 5/01/10) - FGIC Insured

        1,050   Warren Consolidated School District, Macomb and Oakland           11/11 at 100.00          AAA            1,135,638
                   Counties, Michigan, General Obligation Bonds, Series 2001,
                   5.375%, 5/01/19 (Pre-refunded 11/01/11) - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
       40,025   Total U.S. Guaranteed                                                                                    44,298,802
-----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 15.3% (10.1% OF TOTAL INVESTMENTS)

                Lansing Board of Water and Light, Michigan, Steam and Electric
                Utility System Revenue Bonds,Series 2008A:
          215      5.000%, 7/01/28                                                 7/18 at 100.00          AA-              225,759
        5,000      5.000%, 7/01/32                                                 7/18 at 100.00          AA-            5,137,049

        3,000   Michigan Public Power Agency, Revenue Bonds, Combustion Turbine    1/12 at 100.00           A2            3,042,990
                   1 Project, Series 2001A, 5.250%, 1/01/27 - AMBAC Insured

        3,225   Michigan South Central Power Agency, Power Supply System             No Opt. Call           A3            3,445,010
                   Revenue Bonds, Series 2000, 6.000%, 5/01/12

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation         3/10 at 102.00            A            1,000,710
                   Pollution Control Revenue Refunding Bonds, Detroit Edison
                   Company, Series 1999A, 5.550%, 9/01/29 - NPFG Insured
                   (Alternative Minimum Tax)

        4,000   Michigan Strategic Fund, Collateralized Limited Obligation         9/11 at 100.00           A2            4,017,800
                   Pollution Control Revenue Refunding Bonds, Detroit Edison
                   Company, Series 2001C, 5.450%, 9/01/29

        2,050   Michigan Strategic Fund, Limited Obligation Pollution Control        No Opt. Call         Baa1            2,107,564
                   Revenue Refunding Bonds, Detroit Edison Company, Series
                   1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) - AMBAC
                   Insured

        3,630   Michigan Strategic Fund, Limited Obligation Revenue Refunding        No Opt. Call           A2            4,355,274
                   Bonds, Detroit Edison Company, Series 1991BB, 7.000%, 5/01/21
                    - AMBAC Insured

        3,000   Michigan Strategic Fund, Limited Obligation Revenue Refunding     12/12 at 100.00         Baa1            2,842,440
                   Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32
                    - SYNCORA GTY Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       25,120   Total Utilities                                                                                          26,174,596
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.1% (7.3% OF TOTAL INVESTMENTS)

        5,500   Detroit Water Supply System, Michigan, Water Supply System         7/16 at 100.00          AAA            5,511,493
                   Revenue Bonds, Series 2006A, 5.000%, 7/01/34 - AGM Insured

        1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue      No Opt. Call            A            1,515,240
                   Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

          565   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue    7/13 at 100.00          AAA              587,357
                   Bonds, Series 2003A, 5.000%, 7/01/17 - AGM Insured

        1,500   Detroit, Michigan, Senior Lien Water Supply System Revenue         7/13 at 100.00           A+            1,510,470
                   Bonds, Series 2003A, 5.000%, 7/01/25 - NPFG Insured

          675   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds,       1/18 at 100.00          AA+              692,577
                   Series 2008, 5.000%, 1/01/38

        2,030   Grand Rapids, Michigan, Water Supply System Revenue Bonds,         1/19 at 100.00          AAA            2,102,979
                   Series 2009, 5.100%, 1/01/39 - AGC Insured

30 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       4,210   Michigan Municipal Bond Authority, Clean Water Revolving Fund     10/14 at 100.00          AAA     $      4,684,426
                   Revenue Bonds, Series 2004, 5.000%, 10/01/19

        1,150   Michigan Municipal Bond Authority, Drinking Water Revolving       10/14 at 100.00          AAA            1,218,368
                   Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23

        1,000   Michigan Municipal Bond Authority, Water Revolving Fund Revenue   10/17 at 100.00          AAA            1,087,100
                   Bonds, Series 2007, 5.000%, 10/01/24
-----------------------------------------------------------------------------------------------------------------------------------
       18,130   Total Water and Sewer                                                                                    18,910,010
-----------------------------------------------------------------------------------------------------------------------------------
$     281,169   Total Investments (cost $248,315,094) - 151.1%                                                          258,410,792
=============----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.1)%                                                                       (3,630,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      3,527,698
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.1)% (5)                                                    (87,325,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    170,983,490
                ===================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 33.8%.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 31

NMP | Nuveen Michigan Premium Income Municipal Fund, Inc.
    | Portfolio of Investments

                                                               February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.2% (1.5% OF TOTAL INVESTMENTS)

$       2,625  Michigan Tobacco Settlement Finance Authority, Tobacco              6/18 at 100.00         Baa3     $      2,411,378
                  Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%,
                  6/01/42
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 1.8% (1.2% OF TOTAL
                  INVESTMENTS)

        2,000  Michigan Higher Education Student Loan Authority, Revenue Bonds,    9/12 at 100.00           AA            2,012,600
                  Series 2002 XVII-G, 5.200%, 9/01/20 - AMBAC Insured
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 13.2% (8.9% OF TOTAL INVESTMENTS)

        2,725  Michigan State Hospital Finance Authority, Hospital Revenue        11/19 at 100.00           A1            2,671,481
                  Bonds, Henry Ford Health System, Refunding Series 2009,
                  5.750%, 11/15/39

        3,050  Michigan State Hospital Finance Authority, Hospital Revenue         4/13 at 100.00            A            3,008,520
                  Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32

        1,350  Michigan State Hospital Finance Authority, Hospital Revenue         6/19 at 100.00          AAA            1,408,725
                  Bonds, Mid-Michigan Obligated Group, Series 2009A, 5.875%,
                  6/01/39 - AGC Insured

               Michigan State Hospital Finance Authority, Revenue Bonds,
               Marquette General Hospital, Series 2005A:
        1,005     5.000%, 5/15/26                                                  5/15 at 100.00         Baa3              879,847
          200     5.000%, 5/15/34                                                  5/15 at 100.00         Baa3              157,124

               Michigan State Hospital Finance Authority, Revenue Refunding
               Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        2,000     6.250%, 8/15/13                                                  8/10 at 100.00          BB-            2,000,200
          500     6.500%, 8/15/18                                                  8/10 at 100.00          BB-              494,235

          250  Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue    9/18 at 100.00           A1              295,120
                  Bonds, William Beaumont Hospital, Refunding Series 2009V,
                  8.250%, 9/01/39

        3,500  Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue    8/19 at 100.00           A1            3,527,370
                  and Refunding Bonds, William Beaumont Hospital Obligated
                  Group, Series 2009W, 6.000%, 8/01/39
-----------------------------------------------------------------------------------------------------------------------------------
       14,580  Total Health Care                                                                                         14,442,622
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 6.5% (4.4% OF TOTAL INVESTMENTS)

          875  Michigan Housing Development Authority, GNMA Collateralized         4/12 at 102.00          Aaa              889,875
                  Limited Obligation Multifamily Housing Revenue Bonds,
                  Burkshire Pointe Apartments, Series 2002A, 5.400%, 10/20/32
                  (Alternative Minimum Tax)

        1,380  Michigan Housing Development Authority, Limited Obligation          4/10 at 100.00          AAA            1,381,780
                  Revenue Bonds, Breton Village Green Project, Series 1993,
                  5.625%, 10/15/18 - AGM Insured

        2,070  Michigan Housing Development Authority, Limited Obligation          4/10 at 100.00          AAA            2,073,685
                  Revenue Bonds, Walled Lake Villa Project, Series 1993,
                  6.000%, 4/15/18 - AGM Insured

          800  Michigan Housing Development Authority, Rental Housing Revenue      7/15 at 100.00          AAA              815,104
                  Bonds, Series 2006D, 5.125%, 4/01/31 - AGM Insured
                  (Alternative Minimum Tax)

           25  Michigan Housing Development Authority, Rental Housing Revenue     10/18 at 100.00           AA               25,962
                  Bonds, Series  2009A, 5.700%, 10/01/39

               Mt. Clemens Housing Corporation, Michigan, FHA-Insured Section 8
                  Assisted Multifamily Housing Revenue Refunding Bonds, Clinton
                  Place Project, Series 1992A:
          425     6.600%, 6/01/13                                                  6/10 at 100.00          AA+              426,411
        1,500     6.600%, 6/01/22                                                  6/10 at 100.00          AA+            1,502,460
-----------------------------------------------------------------------------------------------------------------------------------
        7,075  Total Housing/Multifamily                                                                                  7,115,277
-----------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,050  Dickinson County Economic Development Corporation, Michigan,       11/14 at 100.00          BBB            1,022,312
                  Pollution Control Revenue Bonds,
                  International Paper Company, Series 2004A, 4.800%, 11/01/18
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 57.8% (38.9% OF TOTAL INVESTMENTS)

        1,475  Anchor Bay School District, Macomb and St. Clair Counties,         11/13 at 100.00          AA-            1,568,751
                  Michigan, General Obligation Bonds, Series 2003, 5.000%,
                  5/01/21

        2,500  Anchor Bay School District, Macomb and St. Clair Counties,          5/11 at 100.00          AA-            2,607,875
                  Michigan, Unlimited Tax General Obligation Refunding Bonds,
                  Series 2001, 5.000%, 5/01/21

32 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$       1,000  Ann Arbor, Michigan, General Obligation Bonds, Court & Police       5/18 at 100.00          AA+     $      1,044,630
                  Facilities Capital Improvement Series 2008, 5.000%, 5/01/38

          100  Battle Creek School District, Calhoun County, Michigan, General     5/17 at 100.00          AAA              101,014
                  Obligation Bonds, Series 2007, 5.000%, 5/01/37 - AGM Insured

        2,250  Caledonia Community Schools, Kent, Allegan and Barry Counties,      5/15 at 100.00          AA-            2,327,603
                  Michigan, General Obligation Bonds, Series 2005, 5.000%,
                  5/01/26 - NPFG Insured

        1,501  Caledonia Community Schools, Kent, Allegan and Barry Counties,      5/17 at 100.00          AA-            1,445,808
                  Michigan, General Obligation Bonds, Tender Option Bond Trust
                  2008-1096, 8.044%, 5/01/32 - NPFG Insured (IF)

        1,725  Charter County of Wayne, Michigan, General Obligation Limited      12/19 at 100.00            A            1,810,250
                  Tax Building Improvement Bonds, Series 2009, 6.750%, 11/01/39

               Detroit City School District, Wayne County, Michigan, General
                  Obligation Bonds, Series 2002A:
        1,815     6.000%, 5/01/20 - FGIC Insured                                     No Opt. Call          AA-            2,027,409
          750     6.000%, 5/01/21 - FGIC Insured                                     No Opt. Call          AA-              844,703

        2,500  Detroit City School District, Wayne County, Michigan, General       5/13 at 100.00           AA            2,520,050
                  Obligation Bonds, Series 2003B, 5.000%, 5/01/23 - FGIC Insured

               Detroit-Wayne County Stadium Authority, Michigan, Limited Tax
                  General Obligation Building
                  Authority Stadium Bonds, Series 1997:
          770     5.500%, 2/01/17 - FGIC Insured                                   4/10 at 100.00            A              770,932
        6,990     5.250%, 2/01/27 - FGIC Insured                                   8/10 at 100.00            A            6,992,515

          860  Grand Rapids, Michigan, General Obligation Bonds, Series 2007,      9/17 at 100.00           AA              931,406
                  5.000%, 9/01/24 - NPFG Insured

        1,500  Hartland Consolidated School District, Livingston County,           5/11 at 100.00          AA-            1,508,670
                  Michigan, General Obligation Refunding Bonds, Series 2001,
                  5.125%, 5/01/29

        1,650  Holly Area School District, Oakland County, Michigan, General       5/16 at 100.00          AA-            1,681,812
                  Obligation Bonds, Series 2006, 5.125%, 5/01/32 - NPFG Insured

        2,000  Howell Public Schools, Livingston County, Michigan, General        11/13 at 100.00          AA-            2,125,900
                  Obligation Bonds, Series 2003, 5.000%, 5/01/22

        1,250  Kalamazoo Public Schools, Michigan, General Obligation Bonds,       5/16 at 100.00          AAA            1,328,125
                  Series 2006, 5.000%, 5/01/25 - AGM Insured

          500  Lansing School District, Ingham County, Michigan, General           5/14 at 100.00          AA-              531,530
                  Obligation Bonds, Series 2004, 5.000%, 5/01/22

        1,000  Livonia Public Schools, Wayne County, Michigan, General             5/14 at 100.00          AA-            1,051,850
                  Obligation Bonds, Series 2004A, 5.000%, 5/01/21 - NPFG Insured

          865  Lowell Area Schools, Counties of Ionia and Kent, Michigan,          5/17 at 100.00          AAA              873,771
                  General Obligation Bonds, Series 2007, 5.000%, 5/01/37 - AGM
                  Insured

          425  Marshall Public Schools, Calhoun County, Michigan, General          5/17 at 100.00          AA-              434,745
                  Obligation Bonds, Series 2007, 5.000%, 5/01/30 - SYNCORA GTY
                 Insured

        1,000  Michigan Municipal Bond Authority, General Obligation Bonds,        6/15 at 100.00          AAA            1,084,750
                  Detroit City School District, Series 2005, 5.000%, 6/01/18 -
                  AGM Insured

               Michigan, General Obligation Bonds, Environmental Protection
                  Program, Series 2003A:
        1,000     5.250%, 5/01/20                                                  5/13 at 100.00          AA-            1,062,410
        2,000     5.250%, 5/01/21                                                  5/13 at 100.00          AA-            2,114,380

          800  Michigan, General Obligation Bonds, Environmental Protection        5/19 at 100.00          AA-              880,416
                  Program, Series 2009A, 5.500%, 11/01/25

        2,450  Oakland Intermediate School District, Oakland County, Michigan,     5/17 at 100.00          AAA            2,513,725
                  General Obligation Bonds, Series 2007, 5.000%, 5/01/36 - AGM
                  Insured

        3,500  Ottawa County, Michigan, Water Supply System, General Obligation    8/17 at 100.00          Aa1            3,652,040
                  Bonds, Series 2007, 5.000%, 8/01/30 - NPFG Insured (UB)

        1,100  Oxford Area Community Schools, Oakland and Lapeer Counties,         5/14 at 100.00          AAA            1,148,224
                  Michigan, General Obligation Bonds, Series 2004, 5.000%,
                  5/01/25 - AGM Insured

          805  Parchment School District, Kalamazoo County, Michigan, General      5/17 at 100.00          AAA              745,712
                  Obligation Bonds, Tender Option Bond Trust 2836, 11.153%,
                  5/01/36 - AGM Insured (IF)

        1,000  Rockford Public Schools, Kent County, Michigan, General             5/15 at 100.00          AAA            1,035,430
                  Obligation Bonds, Series 2005, 5.000%, 5/01/27 - AGM Insured

                                                           Nuveen Investments 33

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$       1,000  Rockford Public Schools, Kent County, Michigan, General             5/18 at 100.00          AAA     $      1,016,040
                  Obligation Bonds, Series 2008, 5.000%, 5/01/33 - AGM Insured

          125  South Haven, Van Buren County, Michigan, General Obligation        12/19 at 100.00          AAA              128,816
                  Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 -
                  AGC Insured

        1,100  Thornapple Kellogg School District, Barry County, Michigan,         5/17 at 100.00          AA-            1,115,829
                  General Obligation Bonds, Series 2007, 5.000%, 5/01/32 - NPFG
                  Insured

        1,500  Trenton Public Schools District, Michigan, General Obligation       5/18 at 100.00          AAA            1,521,015
                  Bonds, Series 2008, 5.000%, 5/01/34 - AGM Insured

               Van Dyke Public Schools, Macomb County, Michigan, General
                  Obligation Bonds, School Building and Site, Series 2008:
          800     5.000%, 5/01/31 - AGM Insured                                    5/18 at 100.00          AAA              821,560
        1,350     5.000%, 5/01/38 - AGM Insured                                    5/18 at 100.00          AAA            1,367,996

        2,830  Warren Consolidated School District, Macomb and Oakland             5/13 at 100.00          AA-            2,960,067
                  Counties, Michigan, General Obligation Refunding Bonds,
                  Series 2003, 5.250%, 5/01/20

               Wayne County, Michigan, Limited Tax General Obligation Airport
                  Hotel Revenue Bonds, Detroit Metropolitan Wayne County
                  Airport, Series 2001A:
        1,500     5.500%, 12/01/18 - NPFG Insured                                 12/11 at 101.00            A            1,536,075
        4,435     5.000%, 12/01/30 - NPFG Insured                                 12/11 at 101.00            A            4,079,757
-----------------------------------------------------------------------------------------------------------------------------------
       61,721  Total Tax Obligation/General                                                                              63,313,591
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 20.8% (14.0% OF TOTAL INVESTMENTS)

        2,880  Michigan Building Authority, Revenue Bonds, Series 2006IA,         10/16 at 100.00           A+            2,829,888
                  5.000%, 10/15/36 - FGIC Insured

               Michigan State Building Authority, Revenue Bonds, Facilities
                  Program, Series 2001I:
        2,420     5.500%, 10/15/19                                                10/11 at 100.00           A+            2,547,486
        6,205     5.000%, 10/15/24                                                10/11 at 100.00           A+            6,306,947

        1,600  Michigan State Building Authority, Revenue Bonds, Facilities       10/15 at 100.00           A+            1,617,120
                  Program, Series 2005II, 5.000%, 10/15/30 - AMBAC Insured

               Michigan State Building Authority, Revenue Refunding Bonds,
                  Facilities Program, Series 2003II:
        5,000     5.000%, 10/15/22 - NPFG Insured                                 10/13 at 100.00           A+            5,170,649
        2,480     5.000%, 10/15/23 - NPFG Insured                                 10/13 at 100.00           A+            2,544,108

        1,500  Michigan, Comprehensive Transportation Revenue Refunding Bonds,    11/11 at 100.00          AAA            1,594,680
                  Series 2001A, 5.000%, 11/01/19 - AGM Insured

          250  Virgin Islands Public Finance Authority Revenue and Refunding      10/19 at 100.00          BBB              225,430
                  Bonds (Virgin Islands Matching Fund Loan Notes) Series
                  2009A-1 (Senior Lien) Series 2009A-2 (Senior Lien), 5.000%,
                  10/01/39
-----------------------------------------------------------------------------------------------------------------------------------
       22,335  Total Tax Obligation/Limited                                                                              22,836,308
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 0.2% (0.1% OF TOTAL INVESTMENTS)

          230  Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford        1/17 at 100.00          AAA              236,562
                  International Airport, Series 2007, 5.000%, 1/01/32
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 12.4% (8.3% OF TOTAL INVESTMENTS) (4)

          915  Detroit, Michigan, Second Lien Sewerage Disposal System Revenue     7/15 at 100.00        A (4)            1,068,949
                  Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) -
                  MBIA Insured

        1,385  Detroit, Michigan, Senior Lien Water Supply System Revenue          7/11 at 100.00       A+ (4)            1,462,685
                  Bonds, Series 2001A, 5.250%, 7/01/33 (Pre-refunded 7/01/11) -
                  FGIC Insured

          500  Lansing School District, Ingham County, Michigan, General           5/14 at 100.00      AA- (4)              577,880
                  Obligation Bonds, Series 2004, 5.000%, 5/01/22 (Pre-refunded
                  5/01/14)

           75  Michigan South Central Power Agency, Power Supply System Revenue      No Opt. Call       A3 (4)               79,512
                  Bonds, Series 2000, 6.000%, 5/01/12 (ETM)

        1,500  Michigan State Building Authority, Revenue Bonds, Facilities       10/10 at 100.00       A+ (4)            1,548,990
                  Program, Series 2000I, 5.375%, 6.000%, 10/15/20 (Pre-refunded
                  10/15/10)

34 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

               Michigan State Building Authority, Revenue Bonds, Facilities
                  Program, Series 2001I:
$         150     5.500%, 10/15/19 (Pre-refunded 10/15/11)                        10/11 at 100.00       A+ (4)     $        162,074
          295     5.000%, 10/15/24 (Pre-refunded 10/15/11)                        10/11 at 100.00       A+ (4)              316,346

        1,500  Michigan State Hospital Finance Authority, Hospital Revenue         3/13 at 100.00       A1 (4)            1,701,105
                  Refunding Bonds, Henry Ford Health System, Series 2003A,
                  5.625%, 3/01/17 (Pre-refunded 3/01/13)

          500  Michigan State Hospital Finance Authority, Hospital Revenue        11/11 at 101.00       A+ (4)              547,085
                  Refunding Bonds, Sparrow Obligated Group, Series 2001,
                  5.625%, 11/15/31 (Pre-refunded 11/15/11)

        2,465  Michigan State Hospital Finance Authority, Hospital Revenue         5/10 at 100.00      N/R (4)            2,603,459
                  Refunding Bonds, St. John's Hospital, Series 1993A, 6.000%,
                  5/15/13 - AMBAC Insured (ETM)

               Michigan State Hospital Finance Authority, Revenue Bonds,
                  Chelsea Community Hospital, Series 2005:
          425     5.000%, 5/15/25 (Pre-refunded 5/15/15)                           5/15 at 100.00          AAA              496,863
          150     5.000%, 5/15/30 (Pre-refunded 5/15/15)                           5/15 at 100.00          AAA              175,364

        1,000  Otsego Public Schools District, Allegan and Kalamazoo Counties,     5/14 at 100.00          AAA            1,155,760
                  Michigan, General Obligation Bonds, Series 2004, 5.000%,
                  5/01/25 (Pre-refunded 5/01/14) - AGM Insured

        1,425  Walled Lake Consolidated School District, Oakland County,           5/14 at 100.00      AA- (4)            1,661,450
                  Michigan, General Obligation Bonds, Series 2004, 5.250%,
                  5/01/20 (Pre-refunded 5/01/14) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       12,285  Total U.S. Guaranteed                                                                                     13,557,522
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 15.2% (10.2% OF TOTAL INVESTMENTS)

               Lansing Board of Water and Light, Michigan, Steam and Electric
               Utility System Revenue Bonds, Series 2008A:
          125     5.000%, 7/01/28                                                  7/18 at 100.00          AA-              131,255
        2,500     5.000%, 7/01/32                                                  7/18 at 100.00          AA-            2,568,525

        1,000  Michigan Public Power Agency, Revenue Bonds, Combustion Turbine     1/12 at 100.00           A2            1,014,330
                  1 Project, Series 2001A, 5.250%, 1/01/27 - AMBAC Insured

          925  Michigan South Central Power Agency, Power Supply System Revenue      No Opt. Call           A3              988,104
                  Bonds, Series 2000, 6.000%, 5/01/12

        1,000  Michigan Strategic Fund, Collateralized Limited Obligation          3/10 at 102.00            A            1,000,710
                  Pollution Control Revenue Refunding Bonds, Detroit Edison
                  Company, Series 1999A, 5.550%, 9/01/29 - NPFG Insured
                  (Alternative Minimum Tax)

        5,000  Michigan Strategic Fund, Collateralized Limited Obligation          9/11 at 100.00           A2            5,022,249
                  Pollution Control Revenue Refunding Bonds, Detroit Edison
                  Company, Series 2001C, 5.450%, 9/01/29

        3,000  Michigan Strategic Fund, Limited Obligation Pollution Control         No Opt. Call         Baa1            3,084,240
                  Revenue Refunding Bonds, Detroit Edison Company, Series
                  1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) - AMBAC
                  Insured

        3,000  Michigan Strategic Fund, Limited Obligation Revenue Refunding      12/12 at 100.00         Baa1            2,842,440
                  Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32
                  - SYNCORA GTY Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       16,550  Total Utilities                                                                                           16,651,853
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 17.7% (11.9% OF TOTAL INVESTMENTS)

        3,500  Detroit Water Supply System, Michigan, Water Supply System          7/16 at 100.00          AAA            3,507,315
                  Revenue Bonds, Series 2006A, 5.000%, 7/01/34 - AGM Insured

        1,085  Detroit, Michigan, Second Lien Sewerage Disposal System Revenue     7/15 at 100.00            A            1,068,584
                  Bonds, Series 2005A, 5.000%, 7/01/30 - NPFG Insured

        1,500  Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue       No Opt. Call            A            1,515,240
                  Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        1,120  Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue     7/13 at 100.00          AAA            1,164,318
                  Bonds, Series 2003A, 5.000%, 7/01/17 - AGM Insured

        1,330  Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds,        7/15 at 100.00          AA+            1,370,139
                  Series 2005, 5.000%, 1/01/30 - NPFG Insured

                                                           Nuveen Investments 35

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

               Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds,
                  Series 2008:
$         400     5.000%, 1/01/27                                                    No Opt. Call          AA+     $        426,972
          450     5.000%, 1/01/38                                                  1/18 at 100.00          AA+              461,718

          425  Grand Rapids, Michigan, Water Supply System Revenue Bonds,          1/19 at 100.00          AAA              440,279
                  Series 2009, 5.100%, 1/01/39 - AGC Insured

        1,000  Michigan Municipal Bond Authority, Water Revolving Fund Revenue
                  Bonds, Series 2007, 5.000%, 10/01/24                            10/17 at 100.00          AAA            1,087,100

        8,245  North Kent Sewer Authority, Michigan, Sewer Revenue Bonds,         11/16 at 100.00           A+            8,347,155
                  Series 2006, 5.000%, 11/01/31 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
       19,055  Total Water and Sewer                                                                                     19,388,820
-----------------------------------------------------------------------------------------------------------------------------------
$     159,506  Total Investments (cost $159,438,589) - 148.7%                                                           162,988,845
=============----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (2.1)%                                                                        (2,330,000)
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.4%                                                                       2,660,515
               --------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (49.0)% (5)                                                     (53,700,000)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $    109,619,360
               ====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 32.9%.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36 Nuveen Investments

NZW | Nuveen Michigan Dividend Advantage Municipal Fund
    | Portfolio of Investments

                                                               February 28, 2010


    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.3% (0.9% OF TOTAL INVESTMENTS)

$         425  Michigan Tobacco Settlement Finance Authority, Tobacco              6/18 at 100.00         Baa3     $        390,414
                  Settlement Asset-Backed Revenue Bonds, Series 2008A,
                  6.875%, 6/01/42
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 4.1% (2.8% OF TOTAL
                  INVESTMENTS)

        1,150  Michigan Higher Education Facilities Authority, Limited             9/11 at 100.00          N/R            1,000,017
                  Obligation Revenue Refunding Bonds, Kettering University,
                  Series 2001, 5.000%, 9/01/26 - AMBAC Insured

          250  Michigan Public Educational Facilities Authority, Charter          12/17 at 100.00          N/R              206,260
                  School Revenue Bonds, American Montessori Academy, Series
                  2007, 6.500%, 12/01/37
-----------------------------------------------------------------------------------------------------------------------------------
        1,400  Total Education and Civic Organizations                                                                    1,206,277
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 14.7% (9.8% OF TOTAL INVESTMENTS)

          475  Michigan State Hospital Finance Authority, Hospital Revenue        11/19 at 100.00           A1              465,671
                  Bonds, Henry Ford Health System, Refunding Series 2009,
                  5.750%, 11/15/39

          775  Michigan State Hospital Finance Authority, Hospital Revenue         4/13 at 100.00            A              764,460
                  Bonds, Oakwood Obligated Group, Series 2002A, 5.750%,
                  4/01/32

          150  Michigan State Hospital Finance Authority, Hospital Revenue         6/19 at 100.00          AAA              156,525
                  Bonds, Mid-Michigan Obligated Group, Series 2009A, 5.875%,
                  6/01/39 - AGC Insured

          515  Michigan State Hospital Finance Authority, Hospital Revenue         7/10 at 100.00           BB              515,010
                  Refunding Bonds, Sinai Hospital, Series 1995, 6.625%,
                  1/01/16

               Michigan State Hospital Finance Authority, Revenue Bonds,
                  Marquette General Hospital, Series 2005A:
          400     5.000%, 5/15/26                                                  5/15 at 100.00         Baa3              350,188
          400     5.000%, 5/15/34                                                  5/15 at 100.00         Baa3              314,248

          100  Royal Oak Hospital Finance Authority, Michigan, Hospital            9/18 at 100.00           A1              118,048
                  Revenue Bonds, William Beaumont Hospital, Refunding Series

                  2009V, 8.250%, 9/01/39

        1,700  Royal Oak Hospital Finance Authority, Michigan, Hospital           11/11 at 100.00           A1            1,593,172
                  Revenue Bonds, William Beaumont Hospital, Series 2001M,
                  5.250%, 11/15/31 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
        4,515  Total Health Care                                                                                          4,277,322
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 7.0% (4.7% OF TOTAL INVESTMENTS)

        1,700  Michigan Housing Development Authority, GNMA Collateralized         8/12 at 102.00          Aaa            1,732,453
                  Limited Obligation Multifamily Housing Revenue Bonds,
                  Cranbrook Apartments, Series 2001A, 5.400%, 2/20/31
                  (Alternative Minimum Tax)

          200  Michigan Housing Development Authority, Rental Housing              7/15 at 100.00          AAA              203,776
                  Revenue Bonds, Series 2006D, 5.125%, 4/01/31 - AGM Insured
                  (Alternative Minimum Tax)

          100  Michigan Housing Development Authority, Rental Housing             10/18 at 100.00           AA              103,847
                  Revenue Bonds, Series 2009A, 5.700%, 10/01/39
-----------------------------------------------------------------------------------------------------------------------------------
        2,000  Total Housing/Multifamily                                                                                  2,040,076
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)

          500  Michigan Strategic Fund, Limited Obligation Revenue Bonds,            No Opt. Call          BBB              492,965
                  Republic Services Inc., Series 2001, 4.250%, 8/01/31
                  (Mandatory put 4/01/14) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 48.8% (32.6% OF TOTAL INVESTMENTS)

          200  Ann Arbor, Michigan, General Obligation Bonds, Court & Police       5/18 at 100.00          AA+              208,926
                  Facilities Capital Improvement Series 2008, 5.000%, 5/01/38

          437  Caledonia Community Schools, Kent, Allegan and Barry                5/17 at 100.00          AA-              420,932
                  Counties, Michigan, General Obligation Bonds, Tender
                  Option Bond Trust 2008-1096, 8.044%, 5/01/32 - NPFG -
                  Insured (IF)

           25  Charter County of Wayne, Michigan, General Obligation Limited      12/19 at 100.00            A               26,236
                  Tax Building Improvement Bonds, Series 2009, 6.750%,
                  11/01/39

           50  Detroit-Wayne County Stadium Authority, Michigan, Limited Tax       4/10 at 100.00            A               50,061
                  General Obligation Building Authority Stadium Bonds,
                  Series 1997, 5.500%, 2/01/17 - FGIC Insured

          300  Grand Rapids, Michigan, General Obligation Bonds, Series            9/17 at 100.00           AA              319,503
                  2007, 5.000%, 9/01/27 - NPFG Insured

                                                           Nuveen Investments 37

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$         940  Huron Valley School District, Oakland and Livingston                11/11 at 100.00         AA-     $        970,550
                  Counties, Michigan, General Obligation Bonds, Series 2001,
                  5.000%, 5/01/27

          500  Jackson Public Schools, Jackson County, Michigan, General            5/14 at 100.00         AAA              527,655
                  Obligation School Building and Site Bonds, Series 2004,
                  5.000%, 5/01/22 - AGM Insured

          430  Lowell Area Schools, Counties of Ionia and Kent, Michigan,           5/17 at 100.00         AAA              434,360
                  General Obligation Bonds, Series 2007, 5.000%, 5/01/37 -
                  AGM Insured

          400  Michigan Municipal Bond Authority, General Obligation Bonds,         6/15 at 100.00         AAA              433,900
                  Detroit City School District, Series 2005, 5.000%, 6/01/18
                  - AGM Insured

          100  Michigan, General Obligation Bonds, Environmental Protection         5/19 at 100.00         AA-              110,052
                  Program, Series 2009A, 5.500%, 11/01/25

        1,150  Muskegon County, Michigan, Limited Tax General Obligation            7/11 at 100.00          AA            1,178,256
                  Wastewater Management System 2 Revenue Bonds, Series 2002,
                  5.000%, 7/01/26 - FGIC Insured

        1,410  New Haven Community Schools, Macomb County, Michigan, General        5/16 at 100.00         AAA            1,464,299
                  Obligation Bonds, Series 2006, 5.000%, 5/01/25 - AGM
                  Insured

          420  Oakland Intermediate School District, Oakland County,                5/17 at 100.00         AAA              430,924
                  Michigan, General Obligation Bonds, Series 2007, 5.000%,
                  5/01/36 - AGM Insured

        1,000  Ottawa County, Michigan, Water Supply System, General                8/17 at 100.00         Aa1            1,043,440
                  Obligation Bonds, Series 2007, 5.000%, 8/01/30 - NPFG
                  Insured (UB)

          235  Parchment School District, Kalamazoo County, Michigan,               5/17 at 100.00         AAA              217,692
                  General Obligation Bonds, Tender Option Bond Trust 2836,
                  11.153%, 5/01/36 - AGM Insured (IF)

          750  Plainwell Community Schools, Allegan County, Michigan,               5/18 at 100.00         AAA              783,735
                  General Obligation Bonds, School Building & Site, Series
                  2008, 5.000%, 5/01/28 - AGC Insured

          100  Rockford Public Schools, Kent County, Michigan, General              5/18 at 100.00         AAA              101,604
                  Obligation Bonds, Series 2008, 5.000%, 5/01/33 - AGM
                  Insured

           25  South Haven, Van Buren County, Michigan, General Obligation         12/19 at 100.00         AAA               25,763
                  Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 -
                  AGC Insured

          330  Thornapple Kellogg School District, Barry County, Michigan,          5/17 at 100.00         AA-              334,749
                  General Obligation Bonds, Series 2007, 5.000%, 5/01/32 -
                  NPFG Insured

          100  Trenton Public Schools District, Michigan, General Obligation        5/18 at 100.00         AAA              101,401
                  Bonds, Series 2008, 5.000%, 5/01/34 - AGM Insured

          225  Van Dyke Public Schools, Macomb County, Michigan, General            5/18 at 100.00         AAA              227,999
                  Obligation Bonds, School Building and Site, Series 2008,
                  5.000%, 5/01/38 - AGM Insured

               Washtenaw County, Michigan, Limited Tax General Obligation
                  Bonds, Sylvan Township Water and Wastewater System, Series
                  2001:
          500     5.000%, 5/01/19 - NPFG Insured                                    5/10 at 100.50         AA+              505,845
          800     5.000%, 5/01/20 - NPFG Insured                                    5/10 at 100.50         AA+              809,352

        1,690  Wayne County, Michigan, Limited Tax General Obligation              12/11 at 101.00           A            1,554,631
                  Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                  County Airport, Series 2001A, 5.000%, 12/01/30 - NPFG
                  Insured

          500  Wayne Westland Community Schools, Michigan, General                 11/14 at 100.00         AAA              565,685
                  Obligation Bonds, Series 2004, 5.000%, 5/01/17 - AGM
                  Insured

        1,300  Willow Run Community Schools, Washtenaw County, Michigan,            5/11 at 100.00         AA-            1,356,095
                  General Obligation Bonds, Series 2001, 5.000%, 5/01/21
-----------------------------------------------------------------------------------------------------------------------------------
       13,917  Total Tax Obligation/General                                                                              14,203,645
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 16.5% (11.1% OF TOTAL INVESTMENTS)

        1,100  Grand Rapids Building Authority, Kent County, Michigan,             10/11 at 100.00          AA            1,137,026
                  Limited Tax General Obligation Bonds, Series 2001, 5.125%,
                  10/01/26 - NPFG Insured

          770  Kalkaska County Hospital Authority, Michigan, Hospital                 No Opt. Call         N/R              802,402
                  Revenue Bonds, Series 2007, 5.125%, 5/01/14

38 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

               Michigan Building Authority, Revenue Bonds, Series 2006IA:
$       1,520     0.000%, 10/15/28 - FGIC Insured                                   10/16 at 55.35         AAA     $        548,386
          720     5.000%, 10/15/36 - FGIC Insured                                  10/16 at 100.00          A+              707,472

        1,150  Michigan State Building Authority, Revenue Bonds, Facilities        10/11 at 100.00          A+            1,168,895
                  Program, Series 2001I, 5.000%, 10/15/24

          500  Virgin Islands Public Finance Authority Revenue and                 10/19 at 100.00         BBB              450,860
                  Refunding Bonds (Virgin Islands Matching Fund Loan Notes)
                  Series 2009A-1 (Senior Lien) Series 2009A-2 (Senior
                  Lien), 5.000%, 10/01/39
-----------------------------------------------------------------------------------------------------------------------------------
        5,760  Total Tax Obligation/Limited                                                                               4,815,041
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 0.9% (0.6% OF TOTAL INVESTMENTS)

          250  Wayne County Airport Authority, Michigan, Revenue Refunding            No Opt. Call           A              265,845
                  Bonds, Detroit Metropolitan Airport, Series 2007, 5.000%,
                  12/01/12 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 21.1% (14.1% OF TOTAL INVESTMENTS) (4)

        1,000  Detroit City School District, Wayne County, Michigan,                5/12 at 100.00         AAA            1,101,200
                  Unlimited Tax School Building and Site Improvement Bonds,
                  Series 2001A, 5.500%, 5/01/21 (Pre-refunded 5/01/12) -
                  AGM Insured

          720  Detroit, Michigan, Senior Lien Sewerage Disposal System              7/13 at 100.00         AAA              813,420
                  Revenue Bonds, Series 2003A, 5.000%, 7/01/17
                  (Pre-refunded 7/01/13) - AGM Insured

        1,000  Garden City School District, Wayne County, Michigan, General         5/11 at 100.00     AA- (4)            1,055,160
                  Obligation Refunding Bonds, Series 2001, 5.000%, 5/01/26
                  (Pre-refunded 5/01/11)

        1,000  Kent Hospital Finance Authority, Michigan, Revenue Bonds,            7/11 at 101.00      AA (4)            1,075,140
                  Spectrum Health, Series 2001A, 5.250%, 1/15/21
                  (Pre-refunded 7/15/11)

           55  Michigan State Building Authority, Revenue Bonds, Facilities        10/11 at 100.00      A+ (4)               58,980
                  Program, Series 2001I, 5.000%, 10/15/24 (Pre-refunded
                  10/15/11)

               Michigan State Hospital Finance Authority, Revenue Bonds,
                  Chelsea Community Hospital, Series 2005:
          425     5.000%, 5/15/30 (Pre-refunded 5/15/15)                            5/15 at 100.00         AAA              496,863
          335     5.000%, 5/15/37 (Pre-refunded 5/15/15)                            5/15 at 100.00         AAA              391,645

               Puerto Rico Public Finance Corporation, Commonwealth
                  Appropriation Bonds, Series 2002E:
           85     6.000%, 8/01/26 (ETM)                                               No Opt. Call    BBB- (4)              108,359
          615     6.000%, 8/01/26 (ETM)                                               No Opt. Call         AAA              784,008

          250  Warren Building Authority, Michigan, Limited Tax General            11/10 at 100.00      AA (4)              258,495
                  Obligation Bonds, Series 2001,
                  5.150%, 11/01/22 (Pre-refunded 11/01/10) - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        5,485  Total U.S. Guaranteed                                                                                      6,143,270
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 18.8% (12.6% OF TOTAL INVESTMENTS)

        1,115  Lansing Board of Water and Light, Michigan, Steam and                7/13 at 100.00         AAA            1,165,733
                  Electric Utility System Revenue Bonds, Series 2003A,
                  5.000%, 7/01/21 - AGM Insured

               Lansing Board of Water and Light, Michigan, Steam and
                  Electric Utility System Revenue Bonds, Series 2008A:
           50     5.000%, 7/01/28                                                   7/18 at 100.00         AA-               52,502
          750     5.000%, 7/01/32                                                   7/18 at 100.00         AA-              770,558

        1,235  Michigan Public Power Agency, Revenue Bonds, Combustion              1/12 at 100.00          A2            1,259,070
                  Turbine 1 Project, Series 2001A, 5.250%, 1/01/24 - AMBAC
                  Insured

        2,215  Michigan Strategic Fund, Collateralized Limited Obligation           9/11 at 100.00          A2            2,217,189
                  Pollution Control Revenue Refunding Bonds, Fixed Rate
                  Conversion, Detroit Edison Company, Series 1999C, 5.650%,
                  9/01/29 - SYNCORA GTY Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        5,365  Total Utilities                                                                                            5,465,052
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 39

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 14.5% (9.7% OF TOTAL INVESTMENTS)

$       1,000  Detroit Water Supply System, Michigan, Water Supply System           7/16 at 100.00         AAA     $      1,002,090
                  Revenue Bonds, Series 2006A, 5.000%, 7/01/34 - AGM Insured

        1,000  Detroit, Michigan, Senior Lien Sewerage Disposal System                No Opt. Call           A            1,010,160
                  Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC
                  Insured

          280  Detroit, Michigan, Senior Lien Sewerage Disposal System              7/13 at 100.00         AAA              291,080
                  Revenue Bonds, Series 2003A, 5.000%, 7/01/17 - AGM Insured

          125  Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds,         1/18 at 100.00         AA+              128,255
                  Series 2008, 5.000%, 1/01/38

          150  Grand Rapids, Michigan, Water Supply System Revenue Bonds,           1/19 at 100.00         AAA              155,393
                  Series 2009, 5.100%, 1/01/39 - AGC Insured

        1,000  Michigan Municipal Bond Authority, Clean Water Revolving            10/15 at 100.00         AAA            1,095,730
                  Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19

          500  Michigan Municipal Bond Authority, Water Revolving Fund             10/17 at 100.00         AAA              546,670
                  Revenue Bonds, Series 2007, 5.000%, 10/01/23
-----------------------------------------------------------------------------------------------------------------------------------
        4,055  Total Water and Sewer                                                                                      4,229,378
-----------------------------------------------------------------------------------------------------------------------------------
$      43,672  Total Investments (cost $42,521,861) - 149.4%                                                             43,529,285
-----------------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (2.3)%                                                                          (665,000)
               ====================================================================================================================
               Other Assets Less Liabilities - 1.9%                                                                         537,592
               ====================================================================================================================
               Preferred Shares, at Liquidation Value - (49.0)% (5)                                                     (14,275,000)
               ====================================================================================================================
               Net Assets Applicable to Common Shares - 100%                                                       $     29,126,877
               ====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 32.8%.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40 Nuveen Investments

NUO | Nuveen Ohio Quality Income Municipal Fund, Inc.
    | Portfolio of Investments

                                                               February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 7.5% (5.2% OF TOTAL INVESTMENTS)

               Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
               Settlement Asset-Backed Revenue
               Bonds, Senior Lien, Series 2007A-2:
$       4,735     5.875%, 6/01/30                                                  6/17 at 100.00          BBB     $      4,035,120
        1,650     5.750%, 6/01/34                                                  6/17 at 100.00          BBB            1,329,290
        8,450     5.875%, 6/01/47                                                  6/17 at 100.00          BBB            6,356,174

          120  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00          BBB              116,399
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------------
       14,955  Total Consumer Staples                                                                                    11,836,983
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 14.7% (10.2% OF TOTAL
                  INVESTMENTS)

        1,650  Ohio Higher Education Facilities Commission, General Revenue        7/16 at 100.00           A+            1,650,776
                  Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41

        1,750  Ohio Higher Education Facilities Commission, General Revenue       10/13 at 100.00           AA            1,855,053
                  Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24

        1,000  Ohio Higher Education Facilities Commission, Revenue Bonds,        12/15 at 100.00         Baa2              894,630
                  Wittenberg University, Series 2005, 5.000%, 12/01/29

        2,420  Ohio Higher Educational Facilities Commission, General Revenue     12/16 at 100.00            A            2,476,967
                  Bonds, University of Dayton, 2006 Project, Series 2006,
                  5.000%, 12/01/30 - AMBAC Insured

        1,415  Ohio Higher Educational Facilities Commission, Revenue Bonds,      11/14 at 100.00           AA            1,496,617
                  Denison University, Series 2004, 5.000%, 11/01/21

        1,320  Ohio Higher Educational Facilities Commission, Revenue Bonds,      12/14 at 100.00            A            1,362,781
                  University of Dayton, Series 2004, 5.000%, 12/01/25 - AMBAC
                  Insured

        1,000  Ohio Higher Educational Facilities Commission, Revenue Bonds,      12/11 at 100.00         Baa2            1,025,240
                  Wittenberg University, Series 2001, 5.500%, 12/01/15

        1,500  Ohio State Higher Education Facilities, Revenue Bonds, Case        12/16 at 100.00          AA-            1,546,305
                  Western Reserve University, Series 2006, 5.000%, 12/01/44 -
                  NPFG Insured

        1,200  Ohio State University, General Receipts Bonds, Series 2002A,       12/12 at 100.00           AA            1,236,756
                  5.125%, 12/01/31

        3,000  Ohio State University, General Receipts Bonds, Series 2003B,        6/13 at 100.00           AA            3,276,450
                  5.250%, 6/01/22

        1,510  University of Akron, Ohio, General Receipts Bonds, Series           1/13 at 100.00           A2            1,557,157
                  2003A, 5.000%, 1/01/21 -  AMBAC Insured

          850  University of Cincinnati, Ohio, General Receipts Bonds, Series      6/13 at 100.00           A+              879,028
                  2003C, 5.000%, 6/01/22 - FGIC Insured

               University of Cincinnati, Ohio, General Receipts Bonds, Series
                  2004D:
        1,200     5.000%, 6/01/19 - AMBAC Insured                                  6/14 at 100.00           A+            1,264,968
        2,605     5.000%, 6/01/25 - AMBAC Insured                                  6/14 at 100.00           A+            2,690,548
-----------------------------------------------------------------------------------------------------------------------------------
       22,420  Total Education and Civic Organizations                                                                   23,213,276
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 21.9% (15.2% OF TOTAL INVESTMENTS)

        2,000  Akron, Bath and Copley Joint Township Hospital District, Ohio,      5/10 at 101.00         Baa1            1,984,780
                  Hospital Facilities Revenue Bonds, Summa Health System,
                  Series 1998A, 5.375%, 11/15/24

        3,405  Butler County, Ohio, Hospital Facilities Revenue Bonds,             5/16 at 100.00          N/R            3,343,574
                  Cincinnati Children's Medical Center Project, Series 2006K,
                  5.000%, 5/15/31 - FGIC Insured

        1,000  Cuyahoga County, Ohio, Hospital Revenue Refunding and               8/10 at 100.00            A            1,001,050
                  Improvement Bonds, MetroHealth System, Series 1997, 5.625%,
                  2/15/17 - NPFG Insured

        2,000  Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland           7/13 at 100.00          Aa2            2,099,720
                  Clinic Health System, Series 2003A, 6.000%, 1/01/32

        3,000  Erie County, Ohio, Hospital Facilities Revenue Bonds,               8/12 at 101.00            A            2,775,180
                  Firelands Regional Medical Center, Series 2002A, 5.625%,
                  8/15/32

          300  Franklin County, Ohio, Hospital Revenue Bonds, Nationwide          11/19 at 100.00          Aa2              306,603
                  Children's Hospital Project, Improvement Series 2009,
                  5.250%, 11/01/40

                                                           Nuveen Investments 41

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$       1,000  Franklin County, Ohio, Hospital Revenue Bonds, Nationwide          11/18 at 100.00          Aa2     $      1,002,720
                  Children's Hospital Project, Series 2005, 5.000%, 11/01/40

        2,455  Hamilton County, Ohio, Revenue Bonds, Children's Hospital           5/14 at 100.00            A            2,624,518
                  Medical Center, Series 2004J, 5.250%, 5/15/16 - FGIC Insured

        1,000  Lorain County, Ohio, Hospital Revenue Bonds, Catholic              10/12 at 100.00          AA-            1,009,950
                  Healthcare Partners Inc, Refunding Series 2002, 5.375%,
                  10/01/30

        2,000  Lucas County, Ohio, Hospital Revenue Bonds, ProMedica               5/10 at 101.00          N/R            2,013,360
                  Healthcare Obligated Group, Series 1999, 5.375%, 11/15/29 -
                  AMBAC Insured

          785  Miami County, Ohio, Hospital Facilities Revenue Refunding           5/16 at 100.00           A-              812,703
                  Bonds, Upper Valley Medical Center Inc., Series 2006,
                  5.250%, 5/15/21

               Montgomery County, Ohio, Revenue Bonds, Catholic Health
                  Initiatives, Series 2004A:
        1,500     5.000%, 5/01/30                                                  5/14 at 100.00           AA            1,523,055
        2,500     5.000%, 5/01/32                                                    No Opt. Call           AA            2,527,050

        1,350  Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital,     11/14 at 100.00          Aa3            1,417,149
                  Series 2009A, 6.250%, 11/15/39

        1,000  Ohio State Higher Educational Facilities Commission, Hospital       1/15 at 100.00            A            1,063,840
                  Revenue Bonds, University Hospitals Health System, Series
                  2009, 6.750%, 1/15/39

        2,700  Ohio State, Hospital Facility Revenue Refunding Bonds,              1/19 at 100.00          Aa2            3,175,794
                  Cleveland Clinic Health System Obligated Group, Tender
                  Option Bond Trust 3551, 19.967%, 1/01/39 (IF)

          830  Richland County, Ohio, Hospital Facilities Revenue Improvement     11/10 at 101.00           A-              843,712
                  Bonds, MedCentral Health System Obligated Group, Series
                  2000B, 6.375%, 11/15/30

        1,200  Richland County, Ohio, Hospital Revenue Bonds, MidCentral          11/16 at 100.00           A-            1,140,444
                  Health System Group, Series 2006, 5.250%, 11/15/36

          600  Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena         12/18 at 100.00            A              611,100
                  Health System Series 2008, 5.750%, 12/01/35

        1,315  State of Ohio Hospital Revenue Bonds, Series 2008A (Cleveland       1/18 at 100.00          Aa2            1,386,444
                  Clinic Health System Obligated Group), 5.000%, 1/01/25

        1,705  Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,        10/11 at 101.00          N/R            1,848,203
                  Union Hospital Project, Series 2001, 5.750%, 10/01/21 - RAAI
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
       33,645  Total Health Care                                                                                         34,510,949
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 6.3% (4.4% OF TOTAL INVESTMENTS)

        1,385  Clermont County, Ohio, GNMA Collateralized Mortgage Revenue         8/10 at 100.00          Aaa            1,386,288
                  Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%,
                  2/20/30

               Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing
               Mortgage Revenue Bonds, Longwood Phase One Associates LP,
               Series 2001A:
        2,475     5.350%, 1/20/21 (Alternative Minimum Tax)                        7/11 at 102.00          Aaa            2,531,133
        2,250     5.450%, 1/20/31 (Alternative Minimum Tax)                        7/11 at 102.00          Aaa            2,276,280

          985  Franklin County, Ohio, FHA-Insured Multifamily Housing              7/10 at 100.00          Aa2              985,483
                  Mortgage Revenue Bonds, Hamilton Creek Apartments Project,
                  Series 1994A, 5.550%, 7/01/24 (Alternative Minimum Tax)

          800  Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing       10/18 at 101.00          Aaa              821,024
                  Revenue Bonds, Canterbury Court Project, Series 2007,
                  5.500%, 10/20/42 (Alternative Minimum Tax)

          795  Ohio Housing Finance Agency, FHA-Insured Multifamily Housing        6/16 at 102.00          AAA              781,437
                  Mortgage Revenue Bonds, Madonna Homes, Series 2006M,
                  4.900%, 6/20/48 (Alternative Minimum Tax)

        1,200  Summit County Port Authority, Ohio, Multifamily Housing             9/17 at 102.00          AAA            1,204,164
                  Revenue Bonds, Callis Tower Apartments Project, Series
                  2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        9,890  Total Housing/Multifamily                                                                                  9,985,809
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 2.4% (1.7% OF TOTAL INVESTMENTS)

        1,140  Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities        3/10 at 101.00          Aaa            1,143,021
                  Program Residential Mortgage Revenue Bonds, Series 1997B,
                  5.400%, 9/01/29 (Alternative Minimum Tax)

          655  Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities        3/10 at 100.00          Aaa              668,879
                  Program Residential Mortgage Revenue Bonds, Series 1998A-1,
                  5.300%, 9/01/19 - AGM Insured (Alternative Minimum Tax)

        1,995  Ohio Housing Finance Agency, Single Family Mortgage Revenue         9/15 at 100.00          Aaa            1,989,773
                  Bonds, Series 2006H, 5.000%,9/01/31 (Alternative Minimum
                  Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        3,790  Total Housing/Single Family                                                                                3,801,673
-----------------------------------------------------------------------------------------------------------------------------------

42 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 1.3% (0.8% OF TOTAL INVESTMENTS)

$         815  Cleveland-Cuyahoga County Port Authority, Ohio, Development        11/15 at 100.00          N/R     $        716,328
                  Revenue Bonds, Bond Fund Program - Columbia National Group
                  Project, Series 2005D, 5.000%, 5/15/20 (Alternative
                  Minimum Tax)

        1,300  Cleveland-Cuyahoga County Port Authority, Ohio, Development         5/10 at 100.00          N/R            1,216,501
                  Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        2,115  Total Industrials                                                                                          1,932,829
-----------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 1.4% (0.9% OF TOTAL INVESTMENTS)

        2,000  Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds,         No Opt. Call            A            2,141,220
                  Cargill Inc., Series 2004B, 4.500%, 12/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 38.6% (26.7% OF TOTAL INVESTMENTS)

               Butler County, Ohio, General Obligation Bonds, Series 2002:
        1,345     5.000%, 12/01/21 - NPFG Insured                                 12/12 at 100.00          Aa2            1,462,445
        1,200     5.000%, 12/01/22 - NPFG Insured                                 12/12 at 101.00          Aa2            1,291,680

        1,500  Centerville City School District, Montgomery County, Ohio,          6/15 at 100.00          Aa2            1,573,740
                  General Obligation Bonds, Series 2005, 5.000%, 12/01/30 -
                  AGM Insured

        1,000  Central Ohio Solid Waste Authority, General Obligation Bonds,       6/14 at 100.00          AAA            1,119,870
                  Series 2004A, 5.000%, 12/01/15 - AMBAC Insured

        2,600  Cincinnati City School District, Hamilton County, Ohio,            12/12 at 100.00          AAA            2,825,602
                  General Obligation Bonds, Series 2002, 5.250%, 6/01/21 -
                  AGM Insured

        1,000  Cleveland Municipal School District, Cuyahoga County, Ohio,         6/14 at 100.00          AAA            1,057,750
                  General Obligation Bonds, Series 2004, 5.000%, 12/01/22 -
                  AGM Insured

        1,200  Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,      12/14 at 100.00          AA+            1,296,168
                  5.000%, 12/01/21

        1,000  Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%,        6/14 at 100.00          AA-            1,109,120
                  12/01/19 - AMBAC Insured

        1,000  Dublin City School District, Franklin, Delaware and Union          12/13 at 100.00          AAA            1,086,680
                  Counties, Ohio, General Obligation Bonds, Series 2003,
                  5.000%, 12/01/22 - AGM Insured

        1,000  Dublin, Ohio, Unlimited Tax Various Purpose Improvement            12/10 at 100.00          Aaa            1,015,620
                  Bonds, Series 2000A, 5.000%, 12/01/20

        1,195  Fairview Park City School District, Cuyahoga County, Ohio,          6/15 at 100.00           A2            1,251,727
                  General Obligation Bonds, Series 2005, 5.000%, 12/01/24 -
                  NPFG Insured

        1,840  Franklin County, Ohio, General Obligation Bonds, Series 2007,      12/17 at 100.00          AAA            2,003,282
                  5.000%, 12/01/28

        1,500  Green, Ohio, General Obligation Bonds, Series 2008, 5.500%,        12/15 at 100.00           AA            1,582,305
                  12/01/32

        1,355  Grove City, Ohio, General Obligation Bonds, Construction &            No Opt. Call          Aa2            1,406,029
                  Improvement Series 2009, 5.125%, 12/01/36

        7,020  Hamilton City School District, Ohio, General Obligation             6/17 at 100.00          AAA            7,370,226
                  Bonds, Series 2007, 5.000%, 12/01/34 - AGM Insured

        1,850  Hilliard School District, Franklin County, Ohio, General           12/15 at 100.00          Aa2            1,955,987
                  Obligation Bonds, School Construction, Series 2005,
                  5.000%, 12/01/26 - NPFG Insured

        3,000  Hilliard School District, Franklin County, Ohio, General           12/16 at 100.00           AA            3,216,660
                  Obligation Bonds, Series 2006A, 5.000%, 12/01/25 - NPFG
                  Insured

        2,580  Indian Lake Local School District, Logan and Auglaize               6/17 at 100.00           A+            2,633,354
                  Counties, Ohio, School Facilities Improvement and
                  Refunding Bonds, Series 2007, 5.000%, 12/01/34 - NPFG
                  Insured

        1,160  Kenston Local School District, Geauga County, Ohio, General         6/13 at 100.00          Aa3            1,248,462
                  Obligation Bonds, Series 2003, 5.000%, 12/01/22 - NPFG
                  Insured

          800  Lakewood City School District, Cuyahoga County, Ohio, General      12/17 at 100.00          AA-              861,800
                  Obligation Bonds, Series 2007, 5.000%, 12/01/25 - FGIC
                  Insured

        2,000  Louisville City School District, Ohio, General Obligation          12/11 at 100.00           A3            2,008,560
                  Bonds, Series 2001, 5.000%, 12/01/29 - FGIC Insured

          505  Marysville Exempted School District, Union County, Ohio,           12/15 at 100.00          AAA              533,957
                  General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                  AGM Insured

          500  Mason City School District, Counties of Warren and Butler,          6/17 at 100.00          Aa1              529,440
                  Ohio, General Obligation Bonds, Series 2007, 5.000%,
                  12/01/31

                                                           Nuveen Investments 43

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$       1,515  Massillon City School District, Ohio, General Obligation           12/12 at 100.00         Baa1     $      1,572,434
                  Bonds, Series 2003, 5.250%, 12/01/21 - NPFG Insured

        1,350  Milford Exempted Village School District, Ohio, General            12/18 at 100.00           A2            1,391,000
                  Obligation Bonds, Series 2008, 5.250%, 12/01/36

          640  New Albany Plain Local School District, Franklin County,            6/12 at 100.00          Aa2              692,992
                  Ohio, General Obligation Bonds, Series 2002, 5.500%,
                  12/01/17 - FGIC Insured

        1,000  Newark City School District, Licking County, Ohio, General         12/15 at 100.00            A            1,036,370
                  Obligation Bonds, Series 2005, 5.000%, 12/01/28 - FGIC
                  Insured

        1,000  Northmor Local School District, Morrow County, Ohio, General       11/18 at 100.00          Aa3            1,031,190
                  Obligation School Facilities Construction and Improvement
                  Bonds, Series 2008, 5.000%, 11/01/36

        3,000  Ohio, General Obligation Bonds, Infrastructure Improvements,        2/13 at 100.00          AA+            3,137,250
                  Series 2003F, 5.000%, 2/01/23

        1,510  Painesville City School District, Ohio, General Obligation         12/14 at 100.00            A            1,621,136
                  Bonds, Series 2004, 5.000%, 12/01/22 - FGIC Insured

          280  Plain Local School District, Franklin and Licking Counties,         6/11 at 100.00          Aa2              297,640
                  Ohio, General Obligation Bonds, Series 2000, 6.000%,
                  12/01/20 - FGIC Insured

        1,445  Portage County, Ohio, General Obligation Bonds, Series 2001,       12/11 at 100.00           AA            1,492,208
                  5.000%, 12/01/27 - FGIC Insured

        2,000  Strongsville, Ohio, General Obligation Bonds, Series 2001,         12/11 at 100.00          Aa1            2,135,060
                  5.000%, 12/01/21 - FGIC Insured

           70  Strongsville, Ohio, Limited Tax General Obligation Various          4/10 at 100.00          Aa1               70,311
                  Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21

          100  Sylvania City School District, Ohio, General Obligation             6/17 at 100.00          AAA              103,905
                  School Improvement Bonds, Series 1995, 5.250%, 12/01/36 -
                  AGC Insured

          650  Vandalia Butler City School District, Montgomery County,              No Opt. Call           AA              674,466
                  Ohio, General Obligation Bonds, School Improvement Series
                  2009, 5.125%, 12/01/37

               Warren City School District, Trumbull County, Ohio, General
                  Obligation Bonds, Series 2004:
        2,515     5.000%, 12/01/20 - FGIC Insured                                  6/14 at 100.00           AA            2,745,449
        1,170     5.000%, 12/01/22 - FGIC Insured                                  6/14 at 100.00           AA            1,265,531

        1,000  West Chester Township, Butler County, Ohio, General                12/13 at 100.00          Aa1            1,036,860
                  Obligation Bonds, Series 2003, 5.000%, 12/01/28 - NPFG
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
       57,395  Total Tax Obligation/General                                                                              60,744,266
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 15.7% (10.9% OF TOTAL INVESTMENTS)

        1,380  Columbus, Ohio, Tax Increment Financing Bonds, Easton               6/14 at 100.00         BBB+            1,411,243
                  Project, Series 2004A, 5.000%, 12/01/25 - AMBAC Insured

        3,000  Franklin County, Ohio, Excise Tax and Lease Revenue                12/15 at 100.00          Aaa            3,195,000
                  Anticipation Bonds, Convention Facilities Authority,
                  Series 2005, 5.000%, 12/01/27 - AMBAC Insured

        1,085  Hamilton County Convention Facilities Authority, Ohio, First        6/14 at 100.00           A+            1,151,934
                  Lien Revenue Bonds, Series 2004, 5.000%, 12/01/18 - FGIC
                  Insured

        4,600  Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,          12/16 at 100.00           A2            4,681,511
                  Series 2006, 5.000%, 12/01/32 -  AMBAC Insured

        1,000  Hudson City School District, Ohio, Certificates of                  6/14 at 100.00           A1            1,020,690
                  Participation, Series 2004, 5.000%, 6/01/26 - NPFG Insured

               New Albany Community Authority, Ohio, Community Facilities
                  Revenue Refunding Bonds, Series 2001B:
        1,000  5.500%, 10/01/15 - AMBAC Insured                                    4/12 at 100.00           A2            1,042,850
        1,000  5.500%, 10/01/17 - AMBAC Insured                                    4/12 at 100.00           A2            1,028,370

          800  Ohio State Building Authority, State Facilities Bonds,              4/15 at 100.00          AAA              854,584
                  Administrative Building Fund Projects, Series 2005A,
                  5.000%, 4/01/25 - AGM Insured

        2,645  Ohio State Building Authority, State Facilities Bonds, Adult        4/14 at 100.00           AA            2,994,299
                  Correctional Building Fund Project, Series 2004A, 5.250%,
                  4/01/15 - NPFG Insured

        1,000  Ohio, State Appropriation Lease Bonds, Mental Health Capital        6/13 at 100.00           AA            1,107,980
                  Facilities, Series 2003B-II, 5.000%, 6/01/16

44 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$      23,215  Puerto Rico Sales Tax Financing Corporation, Sales Tax                No Opt. Call           A+     $      4,773,699
                  Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                  8/01/34

        7,875  Puerto Rico Sales Tax Financing Corporation, Sales Tax                No Opt. Call           A+            1,503,023
                  Revenue Bonds, First Subordinate Series 2010A, 0.000%,
                  8/01/35
-----------------------------------------------------------------------------------------------------------------------------------
       48,600  Total Tax Obligation/Limited                                                                              24,765,183
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 3.4% (2.3% OF TOTAL INVESTMENTS)

        3,000  Dayton, Ohio, Airport Revenue Bonds, James M. Cox                  12/13 at 100.00           A-            2,950,710
                  International Airport, Series 2003C, 5.250%, 12/01/23 -
                  RAAI Insured (Alternative Minimum Tax)

        2,000  Ohio Turnpike Commission, Revenue Refunding Bonds, Series             No Opt. Call           AA            2,365,740
                  1998A, 5.500%, 2/15/18 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        5,000  Total Transportation                                                                                       5,316,450
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 20.7% (14.3% OF TOTAL INVESTMENTS) (4)

        2,030  Butler County, Ohio, General Obligation Judgment Bonds,            12/12 at 101.00      Aa2 (4)            2,293,758
                  Series 2002, 5.250%, 12/01/21 (Pre-refunded 12/01/12)

        1,000  Dayton, Ohio, Airport Revenue Bonds, James M. Cox                     No Opt. Call       A- (4)            1,167,340
                  International Airport, Series 2005B, 5.000%, 12/01/14 -
                  SYNCORA GTY Insured (ETM)

        2,000  Garfield Heights City School District, Cuyahoga County, Ohio,      12/11 at 100.00      N/R (4)            2,160,920
                  General Obligation School Improvement Bonds, Series 2001,
                  5.000%, 12/15/26 (Pre-refunded 12/15/11) - MBIA Insured

        1,500  Hamilton County, Ohio, Sewer System Revenue and Improvement         6/10 at 101.00      AA+ (4)            1,537,005
                  Bonds, Metropolitan Sewer District of Greater Cincinnati,
                  Series 2000A, 5.750%, 12/01/25 (Pre-refunded 6/01/10) -
                  MBIA Insured

        1,000  Hilliard School District, Ohio, General Obligation School          12/10 at 101.00       AA (4)            1,052,090
                  Improvement Bonds, Series 2000, 5.750%, 12/01/24
                  (Pre-refunded 12/01/10) - FGIC Insured

        2,000  Lakota Local School District, Butler County, Ohio, Unlimited        6/11 at 100.00      Aa1 (4)            2,119,660
                  Tax General Obligation School Improvement and Refunding
                  Bonds, Series 2001, 5.125%, 12/01/26 (Pre-refunded
                  6/01/11) - FGIC Insured

          760  Middletown City School District, Butler County, Ohio, General      12/13 at 100.00      N/R (4)              869,220
                  Obligation Bonds, Series 2004, 5.000%, 12/01/25
                  (Pre-refunded 12/01/13) - FGIC Insured

        3,000  Montgomery County, Ohio, Hospital Facilities Revenue Bonds,         4/10 at 101.00        A (4)            3,049,020
                  Kettering Medical Center, Series 1999, 6.750%, 4/01/18
                  (Pre-refunded 4/01/10)

        1,260  Morgan Local School District, Morgan, Muskingum and                12/10 at 101.00       AA (4)            1,326,440
                  Washington Counties, Ohio, Unlimited Tax General
                  Obligation School Improvement Bonds, Series 2000, 5.750%,
                  12/01/22 (Pre-refunded 12/01/10)

          460  New Albany Plain Local School District, Franklin County,            6/12 at 100.00      Aa2 (4)              509,919
                  Ohio, General Obligation Bonds, Series 2002, 5.500%,
                  12/01/17 (Pre-refunded 6/01/12) - FGIC Insured

        1,225  Ohio Water Development Authority, Water Pollution Control           6/15 at 100.00          AAA            1,437,672
                  Loan Fund Revenue Bonds, Water Quality Project, Series
                  2005B, 5.000%, 6/01/25 (Pre-refunded 6/01/15)

               Olentangy Local School District, Delaware and Franklin
                  Counties, Ohio, General Obligation Bonds, Series 2004A:
        1,315     5.250%, 12/01/23 (Pre-refunded 6/01/14) - FGIC Insured           6/14 at 100.00      AA+ (4)            1,534,329
        3,380     5.250%, 12/01/24 (Pre-refunded 6/01/14) - FGIC Insured           6/14 at 100.00      AA+ (4)            3,943,750

        1,000  Princeton City School District, Butler County, Ohio, General       12/13 at 100.00          AAA            1,146,500
                  Obligation Bonds, Series 2003, 5.000%, 12/01/30
                  (Pre-refunded 12/01/13) - MBIA Insured

        1,670  Richland County, Ohio, Hospital Facilities Revenue                 11/10 at 101.00       A- (4)            1,759,128
                  Improvement Bonds, MedCentral Health System Obligated
                  Group, Series 2000B, 6.375%, 11/15/30 (Pre-refunded
                  11/15/10)

        2,830  Springfield Township, Hamilton County, Ohio, Various Purpose       12/11 at 100.00      Aa3 (4)            3,065,484
                  Limited Tax General Obligation Bonds, Series 2002, 5.250%,
                  12/01/27 (Pre-refunded 12/01/11)

        1,500  Steubenville, Ohio, Hospital Facilities Revenue Refunding and      10/10 at 100.00      N/R (4)            1,555,575
                  Improvement Bonds, Trinity Health System, Series 2000,
                  6.375%, 10/01/20 (Pre-refunded 10/01/10)

        2,000  Westerville City School District, Franklin and Delaware             6/11 at 100.00      AA- (4)            2,113,880
                  Counties, Ohio, Various Purpose General Obligation Bonds,
                  Series 2001, 5.000%, 12/01/27 (Pre-refunded 6/01/11) -
                  MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       29,930  Total U.S. Guaranteed                                                                                     32,641,690
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 45

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 8.1% (5.6% OF TOTAL INVESTMENTS)

$       2,500  American Municipal Power Ohio Inc., General Revenue Bonds,          2/18 at 100.00           A1     $      2,532,425
                  Series 2008, 5.250%, 2/15/43

        4,000  American Municipal Power Ohio Inc., Wadsworth, Electric             2/12 at 100.00           A2            4,090,119
                  System Improvement Revenue Bonds, Series 2002, 5.000%,
                  2/15/22 - NPFG Insured

               Cleveland, Ohio, Public Power System Revenue Bonds, Series
                  2008B:
        2,105     0.000%, 11/15/32 - NPFG Insured                                    No Opt. Call            A              617,018
        2,155     0.000%, 11/15/34 - NPFG Insured                                    No Opt. Call            A              555,796

        3,000  Ohio Air Quality Development Authority, Revenue Bonds, JMG          4/10 at 100.00          N/R            2,574,150
                  Funding Limited Partnership Project, Series 1997, 5.625%,
                  1/01/23 - AMBAC Insured (Alternative Minimum Tax)

          800  Ohio Municipal Electric Generation Agency, Beneficial                 No Opt. Call           A1              285,296
                  Interest Certificates, Belleville Hydroelectric Project -
                  Joint Venture 5, Series 2001, 0.000%, 2/15/29 - NPFG
                  Insured

        2,000  Ohio Municipal Electric Generation Agency, Beneficial               2/14 at 100.00           A1            2,059,760
                  Interest Certificates, Belleville Hydroelectric Project -
                  Joint Venture 5, Series 2004, 5.000%, 2/15/20 - AMBAC
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
       16,560  Total Utilities                                                                                           12,714,564
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 2.6% (1.8% OF TOTAL INVESTMENTS)

          430  City of Marysville, Ohio, Water System Mortgage Revenue            12/17 at 100.00           A3              434,377
                  Bonds, Series 2007, 5.000%, 12/01/32 - AMBAC Insured

        1,000  Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding          No Opt. Call          Aa2            1,160,540
                  and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 -
                  NPFG Insured

           40  Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding        7/10 at 100.00          Aa2               40,089
                  and Improvement Bonds, Series 1996H, 5.750%, 1/01/26 -
                  NPFG Insured

        1,220  Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005,      10/15 at 100.00          Aa3            1,321,370
                  5.250%, 10/01/22 - AGM Insured

          200  Marysville, Ohio, Wastewater Treatment System Revenue Bonds,       12/17 at 100.00           A-              195,578
                  Series 2007, 5.000%, 12/01/37 - SYNCORA GTY Insured

          525  Ohio Water Development Authority, Revenue Bonds, Drinking           6/18 at 100.00          AAA              569,100
                  Water Assistance Fund, State Match, Series 2008, 5.000%,
                  6/01/28 - AGM Insured

          275  Ohio Water Development Authority, Water Pollution Control           6/15 at 100.00          AAA              301,964
                  Loan Fund Revenue Bonds, Water Quality Project, Series
                  2005B, 5.000%, 6/01/25
-----------------------------------------------------------------------------------------------------------------------------------
        3,690  Total Water and Sewer                                                                                      4,023,018
-----------------------------------------------------------------------------------------------------------------------------------
$     249,990  Total Investments (cost $218,693,518) - 144.6%                                                           227,627,910
=============----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.8%                                                                       2,810,933
               --------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (46.4)% (5)                                                     (73,000,000)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $    157,438,843
               ====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.1%.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46 Nuveen Investments

NXI | Nuveen Ohio Dividend Advantage Municipal Fund
    | Portfolio of Investments

                                                               February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 5.8% (4.0% OF TOTAL INVESTMENTS)

               Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
$       1,320     5.875%, 6/01/30                                                  6/17 at 100.00          BBB     $      1,124,891
        3,375     5.875%, 6/01/47                                                  6/17 at 100.00          BBB            2,538,708
           45  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00          BBB               43,650
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------------
        4,740  Total Consumer Staples                                                                                     3,707,249
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 9.0% (6.3% OF TOTAL
                 INVESTMENTS)

          700  Ohio Higher Education Facilities Commission, General Revenue        7/16 at 100.00           A+              700,329
                  Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41

        2,650  Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio    5/12 at 100.00           A3            2,689,166
                  Northern University, Series 2002, 5.000%, 5/01/22

          500  Ohio Higher Education Facilities Commission, Revenue Bonds,        12/15 at 100.00         Baa2              470,565
                  Wittenberg University, Series 2005, 5.000%, 12/01/24

        1,760  Ohio University at Athens, Subordinate Lien General Receipts        6/14 at 100.00           A+            1,921,269
                  Bonds, Series 2004, 5.000%, 12/01/20 - NPFG Insured

-----------------------------------------------------------------------------------------------------------------------------------
        5,610  Total Education and Civic Organizations                                                                    5,781,329
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 18.7% (13.1% OF TOTAL INVESTMENTS)

        1,385  Butler County, Ohio, Hospital Facilities Revenue Bonds,             5/16 at 100.00          N/R            1,360,015
                  Cincinnati Children's Medical Center Project, Series 2006K,
                  5.000%, 5/15/31 - FGIC Insured

        1,100  Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic    7/13 at 100.00          Aa2            1,154,846
                  Health System, Series 2003A, 6.000%, 1/01/32

          300  Franklin County, Ohio, Hospital Revenue Bonds, Nationwide          11/19 at 100.00          Aa2              306,603
                  Children's Hospital Project, Improvement Series 2009, 5.250%,
                  11/01/40

          500  Franklin County, Ohio, Hospital Revenue Bonds, Nationwide          11/18 at 100.00          Aa2              501,360
                  Children's Hospital Project, Series 2005, 5.000%, 11/01/40

          500  Lorain County, Ohio, Hospital Revenue Bonds, Catholic Healthcare   10/12 at 100.00          AA-              504,975
                  Partners Inc, Refunding Series 2002, 5.375%, 10/01/30

        2,200  Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare    5/10 at 101.00          N/R            2,214,696
                  Obligated Group, Series 1999, 5.375%, 11/15/29 - AMBAC Insured

          330  Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds,    5/16 at 100.00           A-              341,646
                  Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21

        1,000  Montgomery County, Ohio, Revenue Bonds, Catholic Health             5/14 at 100.00           AA            1,015,370
                  Initiatives, Series 2004A, 5.000%, 5/01/30

          375  Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital,     11/14 at 100.00          Aa3              393,653
                  Series 2009A, 6.250%, 11/15/39

          250  Ohio State Higher Educational Facilities Commission, Hospital       1/15 at 100.00            A              265,960
                  Revenue Bonds, University Hospitals Health System, Series
                  2009, 6.750%, 1/15/39

        1,350  Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland    1/19 at 100.00          Aa2            1,587,897
                  Clinic Health System Obligated Group, Tender Option Bond
                  Trust 3551, 19.967%, 1/01/39 (IF)

          335  Richland County, Ohio, Hospital Facilities Revenue Improvement     11/10 at 101.00           A-              340,534
                  Bonds, MedCentral Health System Obligated Group, Series
                  2000B, 6.375%, 11/15/30

          500  Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health   11/16 at 100.00           A-              475,185
                  System Group, Series 2006, 5.250%, 11/15/36

          375  Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena         12/18 at 100.00            A              381,938
                  Health System Series 2008, 5.750%, 12/01/35

               State of Ohio Hospital Revenue Bonds, Series 2008A (Cleveland
                  Clinic Health System Obligated Group):

        1,050     5.000%, 1/01/25                                                  1/18 at 100.00          Aa2            1,107,047
           90     5.250%, 1/01/33                                                  1/18 at 100.00          Aa2               92,795
-----------------------------------------------------------------------------------------------------------------------------------
       11,640  Total Health Care                                                                                         12,044,520
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 47

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 8.9% (6.2% OF TOTAL INVESTMENTS)

$       1,165  Cleveland-Cuyahoga County Port Authority, Ohio, Lease Revenue       8/15 at 100.00          N/R     $      1,120,206
                  Bonds, Euclid Avenue Housing Corporation - Fenn Tower
                  Project, Series 2005, 5.000%, 8/01/23 - AMBAC Insured

          350  Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing       10/18 at 101.00          Aaa              359,198
                  Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%,
                  10/20/42 (Alternative Minimum Tax)

        2,885  Ohio Housing Finance Agency, FHA-Insured Mortgage Revenue Bonds,    4/11 at 102.00          Aa2            2,953,229
                  Asbury Woods Project, Series 2001A, 5.450%, 4/01/26

          320  Ohio Housing Finance Agency, FHA-Insured Multifamily Housing        6/16 at 102.00          AAA              314,541
                  Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%,
                  6/20/48 (Alternative Minimum Tax)

        1,000  Summit County Port Authority, Ohio, Multifamily Housing Revenue     9/17 at 102.00          AAA            1,003,470
                  Bonds, Callis Tower Apartments Project, Series 2007, 5.250%,
                  9/20/47 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        5,720  Total Housing/Multifamily                                                                                  5,750,644
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 2.3% (1.6% OF TOTAL INVESTMENTS)

          235  Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities        8/10 at 100.00          Aaa              246,553
                  Program Residential Mortgage Revenue Bonds, Series 2000C,
                  6.050%, 3/01/32 (Alternative Minimum Tax)

          630  Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities        8/10 at 100.00          Aaa              668,940
                  Program Residential Mortgage Revenue Bonds, Series 2000D,
                  5.450%, 9/01/31 (Alternative Minimum Tax)

           45  Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities        8/10 at 100.00          Aaa               45,504
                  Program Residential Mortgage Revenue Bonds, Series 2000F,
                  5.625%, 9/01/16

          500  Ohio Housing Finance Agency, Single Family Mortgage Revenue         9/15 at 100.00          Aaa              498,690
                  Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        1,410  Total Housing/Single Family                                                                                1,459,687
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 6.8% (4.7% OF TOTAL INVESTMENTS)

        1,500  Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund    5/12 at 102.00          N/R            1,429,770
                  Revenue Bonds, Cleveland Christian Home Project, Series
                  2002C, 5.950%, 5/15/22

          340  Cleveland-Cuyahoga County Port Authority, Ohio, Development        11/15 at 100.00          N/R              298,836
                  Revenue Bonds, Bond Fund Program - Columbia National Group
                  Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum
                  Tax)

          880  Ohio State Water Development Authority, Solid Waste Revenue         7/12 at 100.00          BBB              888,202
                  Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%,
                  7/15/15 (Alternative Minimum Tax)

        1,300  Toledo-Lucas County Port Authority, Ohio, Revenue Refunding           No Opt. Call         Baa3            1,486,407
                  Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21

          700  Western Reserve Port Authority, Ohio, Solid Waste Facility          7/17 at 102.00          N/R              246,134
                  Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%,
                  7/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        4,720  Total Industrials                                                                                          4,349,349
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 24.8% (17.3% OF TOTAL INVESTMENTS)

          125  Barberton City School District, Summit County, Ohio, General        6/18 at 100.00           AA              132,375
                  Obligation Bonds, School Improvement Series 2008, 5.250%,
                  12/01/31

        1,500  Centerville City School District, Montgomery County, Ohio,          6/15 at 100.00          Aa2            1,573,740
                  General Obligation Bonds, Series 2005, 5.000%, 12/01/30 - AGM
                  Insured

          400  Columbus City School District, Franklin County, Ohio, General         No Opt. Call          AAA              176,656
                  Obligation Bonds, Series 2006, 0.000%, 12/01/27 - AGM Insured

          500  Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,      12/14 at 100.00          AA+              540,070
                  5.000%, 12/01/21

        1,355  Franklin County, Ohio, General Obligation Bonds, Series 2007,      12/17 at 100.00          AAA            1,484,823
                  5.000%, 12/01/27

          470  Green, Ohio, General Obligation Bonds, Series 2008, 5.500%,        12/15 at 100.00           AA              495,789
                  12/01/32

        2,550  Hamilton City School District, Ohio, General Obligation Bonds,      6/17 at 100.00          AAA            2,677,219
                  Series 2007, 5.000%, 12/01/34 - AGM Insured

        2,000  Indian Lake Local School District, Logan and Auglaize Counties,     6/17 at 100.00           A+            2,041,360
                  Ohio, School Facilities Improvement and Refunding Bonds,
                  Series 2007, 5.000%, 12/01/34 - NPFG Insured

          430  Lakewood City School District, Cuyahoga County, Ohio, General      12/17 at 100.00          AA-              447,931
                  Obligation Bonds, Series 2007, 5.000%, 12/01/30 - FGIC Insured

48 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$       1,005  Marysville Exempted School District, Union County, Ohio, General   12/15 at 100.00          AAA     $      1,062,627
                  Obligation Bonds, Series 2006, 5.000%, 12/01/25 - AGM Insured

          200  Mason City School District, Counties of Warren and Butler, Ohio,    6/17 at 100.00          Aa1              211,776
                  General Obligation Bonds, Series 2007, 5.000%, 12/01/31

           50  Milford Exempted Village School District, Ohio, General            12/18 at 100.00           A2               51,519
                  Obligation Bonds, Series 2008, 5.250%, 12/01/36

          750  Northmor Local School District, Morrow County, Ohio, General       11/18 at 100.00          Aa3              773,393
                  Obligation School Facilities Construction and Improvement
                  Bonds, Series 2008, 5.000%, 11/01/36

           50  Sylvania City School District, Ohio, General Obligation School      6/17 at 100.00          AAA               51,953
                  Improvement Bonds, Series 1995, 5.250%, 12/01/36 - AGC Insured

        2,415  Troy City School District, Miami County, Ohio, General             12/14 at 100.00          Aa3            2,536,305
                  Obligation Bonds, Series 2005, 5.000%, 12/01/28 - AGM Insured

           50  Vandalia Butler City School District, Montgomery County, Ohio,        No Opt. Call           AA               51,882
                  General Obligation Bonds, School Improvement Series 2009,
                  5.125%, 12/01/37

        1,485  West Chester Township, Butler County, Ohio, Various Purpose        11/11 at 101.00          Aa1            1,620,655
                  Limited Tax General Obligation Refunding Bonds, Series 2001,
                  5.500%, 12/01/17 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       15,335  Total Tax Obligation/General                                                                              15,930,073
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 17.5% (12.3% OF TOTAL INVESTMENTS)

          125  Cincinnati City School District, Ohio, Certificates of             12/16 at 100.00          AAA              128,620
                  Participation, Series 2006, 5.000%, 12/15/32 - AGM Insured

           50  Delaware County District Library, Delaware, Franklin, Marion,      12/19 at 100.00           A1               50,073
                  Morrow and Union Counties, Ohio, Library Fund Library
                  Facilities Notes, Series 2009 (Special Obligation), 5.000%,
                  12/01/34

        2,000  Franklin County, Ohio, Excise Tax and Lease Revenue Anticipation   12/15 at 100.00          Aaa            2,130,000
                  Bonds, Convention Facilities Authority, Series 2005, 5.000%,
                  12/01/27 - AMBAC Insured

        1,415  Hamilton County Convention Facilities Authority, Ohio, First        6/14 at 100.00           A+            1,479,482
                  Lien Revenue Bonds, Series 2004, 5.000%, 12/01/21 - FGIC
                  Insured

        2,000  Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series   12/16 at 100.00           A2            2,035,440
                  2006, 5.000%, 12/01/32 - AMBAC Insured

          500  New Albany Community Authority, Ohio, Community Facilities          4/12 at 100.00           A2              521,425
                  Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/15 -
                  AMBAC Insured

          345  Ohio State Building Authority, State Facilities Bonds,              4/15 at 100.00          AAA              368,539
                  Administrative Building Fund Projects, Series 2005A, 5.000%,
                  4/01/25 - AGM Insured

        1,000  Ohio State Building Authority, State Facilities Bonds, Adult        4/15 at 100.00          AAA            1,065,830
                  Correctional Building Fund Project, Series 2005A, 5.000%,
                  4/01/23 - AGM Insured

        5,220  Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue        No Opt. Call           A+            1,073,389
                  Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34

        5,250  Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue        No Opt. Call           A+            1,002,015
                  Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35

        1,400  Virgin Islands Public Finance Authority, Gross Receipts Taxes      10/10 at 101.00         BBB+            1,427,748
                  Loan Note, Series 1999A, 6.375%, 10/01/19
-----------------------------------------------------------------------------------------------------------------------------------
       19,305  Total Tax Obligation/Limited                                                                              11,282,561
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 1.4% (0.9% OF TOTAL INVESTMENTS)

          865  Ohio Turnpike Commission, Revenue Bonds, Series 2001A, 5.500%,      2/11 at 100.00           AA              878,191
                  2/15/26
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 33.5% (23.4% OF TOTAL INVESTMENTS) (4)

        1,000  Bay Village City School District, Ohio, General Obligation         12/10 at 100.00      Aa2 (4)            1,036,860
                  Unlimited Tax School Improvement Bonds, Series 2001, 5.000%,
                  12/01/25 (Pre-refunded 12/01/10)

        1,000  Columbus City School District, Franklin County, Ohio, General      12/14 at 100.00          AAA            1,188,800
                  Obligation Bonds, Series 2004, 5.500%, 12/01/15 (Pre-refunded
                  12/01/14) - AGM Insured

                                                           Nuveen Investments 49

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$       1,000  Lakewood City School District, Cuyahoga County, Ohio, General      12/14 at 100.00          AAA     $      1,180,860
                  Obligation Bonds, Series 2004, 5.250%, 12/01/16 (Pre-refunded
                  12/01/14) - AGM Insured

        2,000  Lakota Local School District, Butler County, Ohio, Unlimited Tax    6/11 at 100.00      Aa1 (4)            2,119,660
                  General Obligation School Improvement and Refunding Bonds,
                  Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) - FGIC
                  Insured

          910  Lebanon, Ohio, Electric System Mortgage Revenue Bonds, Series      12/10 at 101.00       A2 (4)              956,101
                  2001, 5.500%, 12/01/18 (Pre-refunded 12/01/10) - AMBAC Insured

        1,000  Middletown City School District, Butler County, Ohio, General      12/13 at 100.00      N/R (4)            1,143,710
                  Obligation Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded
                  12/01/13) - FGIC Insured

        1,000  Nordonia Hills Local School District, Ohio, General Obligation     12/10 at 101.00       AA (4)            1,050,280
                  Bonds, Series 2000, 5.450%, 12/01/25 (Pre-refunded 12/01/10) -
                  AMBAC Insured

        2,000  Ohio Higher Educational Facilities Commission, Revenue Bonds,      11/11 at 101.00       AA (4)            2,177,120
                  Denison University, Series 2001, 5.200%, 11/01/26
                  (Pre-refunded 11/01/11)

        1,000  Ohio Higher Educational Facilities Commission, Revenue Bonds,      12/10 at 101.00      N/R (4)            1,047,720
                  University of Dayton, Series 2000, 5.500%, 12/01/25
                  (Pre-refunded 12/01/10) - AMBAC Insured

        1,135  Ohio Turnpike Commission, Revenue Bonds, Series 2001A, 5.500%,      2/11 at 100.00       AA (4)            1,192,147
                  2/15/26 (Pre-refunded 2/15/11)

        2,000  Ohio, General Obligation Higher Education Capital Facilities        2/11 at 100.00      AA+ (4)            2,088,060
                  Bonds, Series 2001A, 5.000%, 2/01/20 (Pre-refunded 2/01/11)

        1,900  Olentangy Local School District, Delaware and Franklin Counties,    6/14 at 100.00      AA+ (4)            2,216,901
                  Ohio, General Obligation Bonds, Series 2004A, 5.250%,
                  12/01/23 (Pre-refunded 6/01/14) - FGIC Insured

          665  Richland County, Ohio, Hospital Facilities Revenue Improvement     11/10 at 101.00       A- (4)              700,491
                  Bonds, MedCentral Health System Obligated Group, Series
                  2000B, 6.375%, 11/15/30 (Pre-refunded 11/15/10)

        2,735  University of Cincinnati, Ohio, General Receipts Bonds, Series      6/12 at 100.00       A+ (4)            3,022,171
                  2002F, 5.375%, 6/01/19

          400  Westerville City School District, Franklin and Delaware             6/11 at 100.00      AA- (4)              422,776
                  Counties, Ohio, Various Purpose General Obligation Bonds,
                  Series 2001, 5.000%, 12/01/27 (Pre-refunded 6/01/11) - MBIA
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
       19,745  Total U.S. Guaranteed                                                                                     21,543,657
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 9.8% (6.9% OF TOTAL INVESTMENTS)

               American Municipal Power Ohio Inc., General Revenue Bonds,
                  Series 2008:
           50     5.000%, 2/15/38 - AGC Insured                                    2/18 at 100.00          AAA               51,154
        1,000     5.250%, 2/15/43                                                  2/18 at 100.00           A1            1,012,970

        1,440  American Municipal Power Ohio Inc., Wadsworth, Electric System      2/12 at 100.00           A2            1,502,510
                  Improvement Revenue Bonds, Series 2002, 5.250%, 2/15/17 -
                  NPFG Insured

        2,130  Cleveland, Ohio, Public Power System Revenue Bonds, Series            No Opt. Call            A              624,346
                  2008B, 0.000%, 11/15/32 - NPFG Insured

        2,150  Ohio Air Quality Development Authority, Revenue Refunding Bonds,    5/10 at 100.50         Baa1            2,103,668
                  Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 -
                  AMBAC Insured

        1,000  Ohio Municipal Electric Generation Agency, Beneficial Interest      2/14 at 100.00           A1            1,027,080
                  Certificates, Belleville Hydroelectric Project - Joint
                  Venture 5, Series 2004, 5.000%, 2/15/21 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        7,770  Total Utilities                                                                                            6,321,728
-----------------------------------------------------------------------------------------------------------------------------------

50 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 4.7% (3.3% OF TOTAL INVESTMENTS)

$         175  City of Marysville, Ohio, Water System Mortgage Revenue Bonds,     12/17 at 100.00           A3     $        176,782
                  Series 2007, 5.000%, 12/01/32 - AMBAC Insured

          325  Ohio Water Development Authority, Revenue Bonds, Drinking Water     6/18 at 100.00          AAA              352,300
                  Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 -
                  AGM Insured

        2,375  Ohio Water Development Authority, Revenue Bonds, Water             12/13 at 100.00          Aa2            2,478,336
                  Development Community Assistance Program, Series 2003,
                  5.000%, 12/01/23 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        2,875  Total Water and Sewer                                                                                      3,007,418
------------------------------------------------------------------------------------------------------------------------------------
$      99,735  Total Investments (cost $89,006,604) - 143.2%                                                             92,056,406
=============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.9%                                                                       1,234,089
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (45.1)% (5)                                                     (29,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     64,290,495
               =====================================================================================================================

 (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

 (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

 (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

 (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

 (5)  Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 31.5%.

 N/R  Not rated.

(IF)  Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 51

NBJ | Nuveen Ohio Dividend Advantage Municipal Fund 2
    | Portfolio of Investments

                                                               February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 4.1% (2.9% OF TOTAL INVESTMENTS)

               Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
               Settlement Asset-Backed Revenue  Bonds, Senior Lien,
               Series 2007A-2:
$         250     5.875%, 6/01/30                                                  6/17 at 100.00          BBB     $        213,048
        2,200     5.875%, 6/01/47                                                  6/17 at 100.00          BBB            1,654,862
           45  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00          BBB               43,650
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------------
        2,495  Total Consumer Staples                                                                                     1,911,560
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 11.6% (8.0% OF TOTAL
                  INVESTMENTS)

        1,345  Bowling Green State University, Ohio, General Receipts              6/13 at 100.00           A+            1,473,864
                  Bonds, Series 2003, 5.250%, 6/01/18 - AMBAC Insured

          450  Ohio Higher Education Facilities Commission, General Revenue        7/16 at 100.00           A+              450,212
                  Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41

        1,050  Ohio Higher Educational Facilities Commission, Revenue             12/11 at 100.00         Baa2            1,076,502
                  Bonds, Wittenberg University, Series 2001, 5.500%,
                  12/01/15

        1,000  University of Cincinnati, Ohio, General Receipts Bonds,             6/13 at 100.00           A+            1,034,150
                  Series 2003C, 5.000%, 6/01/22 - FGIC Insured

        1,245  University of Cincinnati, Ohio, General Receipts Bonds,             6/14 at 100.00           A+            1,312,404
                  Series 2004D, 5.000%, 6/01/19 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        5,090  Total Education and Civic Organizations                                                                    5,347,132
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 26.2% (18.1% OF TOTAL INVESTMENTS)

        1,090  Butler County, Ohio, Hospital Facilities Revenue Bonds,             5/16 at 100.00          N/R            1,070,336
                  Cincinnati Children's Medical Center Project, Series
                  2006K, 5.000%, 5/15/31 - FGIC Insured

          300  Franklin County, Ohio, Hospital Revenue Bonds, Nationwide          11/19 at 100.00          Aa2              306,603
                  Children's Hospital Project, Improvement Series 2009,
                  5.250%, 11/01/40

          250  Franklin County, Ohio, Hospital Revenue Bonds, Nationwide          11/18 at 100.00          Aa2              250,680
                  Children's Hospital Project, Series 2005, 5.000%, 11/01/40

          200  Lorain County, Ohio, Hospital Revenue Bonds, Catholic              10/12 at 100.00          AA-              201,990
                  Healthcare Partners Inc, Refunding Series 2002, 5.375%,
                  10/01/30

        1,850  Lorain County, Ohio, Hospital Revenue Refunding and                10/11 at 101.00          AA-            1,894,363
                  Improvement Bonds, Catholic Healthcare Partners, Series
                  2001A, 5.400%, 10/01/21

          900  Lucas County, Ohio, Hospital Revenue Bonds, ProMedica               5/10 at 101.00          N/R              906,012
                  Healthcare Obligated Group, Series 1999, 5.375%, 11/15/29
                  - AMBAC Insured

          225  Miami County, Ohio, Hospital Facilities Revenue Refunding           5/16 at 100.00           A-              232,940
                  Bonds, Upper Valley Medical Center Inc., Series 2006,
                  5.250%, 5/15/21

          700  Montgomery County, Ohio, Revenue Bonds, Catholic Health             5/14 at 100.00           AA              710,759
                  Initiatives, Series 2004A, 5.000%, 5/01/30

           90  Montgomery County, Ohio, Revenue Bonds, Miami Valley               11/14 at 100.00          Aa3               94,477
                  Hospital, Series 2009A, 6.250%, 11/15/39

          100  Ohio State Higher Educational Facilities Commission,                1/15 at 100.00            A              106,384
                  Hospital Revenue Bonds, University Hospitals Health
                  System, Series 2009, 6.750%, 1/15/39

        1,000  Ohio State, Hospital Facility Revenue Refunding Bonds,              1/19 at 100.00          Aa2            1,176,220
                  Cleveland Clinic Health System Obligated Group, Tender
                  Option Bond Trust 3551, 19.967%, 1/01/39 (IF)

          665  Richland County, Ohio, Hospital Facilities Revenue                 11/10 at 101.00           A-              675,986
                  Improvement Bonds, MedCentral Health System Obligated
                  Group, Series 2000B, 6.375%, 11/15/30

          350  Richland County, Ohio, Hospital Revenue Bonds, MidCentral          11/16 at 100.00           A-              332,630
                  Health System Group, Series 2006, 5.250%, 11/15/36

           90  Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena         12/18 at 100.00            A               91,665
                  Health System Series 2008, 5.750%, 12/01/35

           35  State of Ohio Hospital Revenue Bonds, Series 2008A                  1/18 at 100.00          Aa2               36,902
                  (Cleveland Clinic Health System Obligated Group), 5.000%,
                  1/01/25

52 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$       3,670  Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,        10/11 at 101.00          N/R     $      3,978,242
                  Union Hospital Project, Series 2001, 5.750%, 10/01/26 -
                  RAAI Insured
-----------------------------------------------------------------------------------------------------------------------------------
       11,515  Total Health Care                                                                                         12,066,189
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 5.0% (3.4% OF TOTAL INVESTMENTS)

        1,000  Franklin County, Ohio, GNMA Collateralized Multifamily              5/12 at 102.00          Aaa            1,040,140
                  Housing Mortgage Revenue Bonds, Agler Project, Series
                  2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)

          250  Montgomery County, Ohio, GNMA Guaranteed Multifamily               10/18 at 101.00          Aaa              256,570
                  Housing Revenue Bonds, Canterbury Court Project, Series
                  2007, 5.500%, 10/20/42 (Alternative Minimum Tax)

          235  Ohio Housing Finance Agency, FHA-Insured Multifamily                6/16 at 102.00          AAA              230,991
                  Housing Mortgage Revenue Bonds, MadonnaHomes, Series
                  2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)

          750  Summit County Port Authority, Ohio, Multifamily Housing             9/17 at 102.00          AAA              752,603
                  Revenue Bonds, Callis Tower Apartments Project, Series
                  2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        2,235  Total Housing/Multifamily                                                                                  2,280,304
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 2.2% (1.5% OF TOTAL INVESTMENTS)

          995  Ohio Housing Finance Agency, Single Family Mortgage Revenue         9/15 at 100.00          Aaa              992,393
                  Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum
                  Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 10.8% (7.5% OF TOTAL INVESTMENTS)

        3,000  Ohio State Sewage and Solid Waste Disposal Facilities,             11/11 at 100.00         BBB+            2,983,409
                  Revenue Bonds, Anheuser-Busch Project, Series 2001,
                  5.500%, 11/01/35 (Alternative Minimum Tax)

          640  Ohio State Water Development Authority, Solid Waste Revenue         7/12 at 100.00          BBB              645,965
                  Bonds, Allied Waste Industries, Inc., Series 2007A,
                  5.150%, 7/15/15 (Alternative Minimum Tax)

        1,000  Toledo-Lucas County Port Authority, Ohio, Revenue Refunding           No Opt. Call         Baa3            1,143,390
                  Bonds, CSX Transportation Inc., Series 1992, 6.450%,
                  12/15/21

          500  Western Reserve Port Authority, Ohio, Solid Waste Facility          7/17 at 102.00          N/R              175,810
                  Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%,
                  7/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        5,140  Total Industrials                                                                                          4,948,574
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 43.3% (29.9% OF TOTAL INVESTMENTS)

        1,700  Butler County, Hamilton, Ohio, Limited Tax General                 11/11 at 101.00           A2            1,762,832
                  Obligation Bonds, One Renaissance Center Acquisition,
                  Series 2001, 5.000%, 11/01/26 - AMBAC Insured

               Cleveland Municipal School District, Cuyahoga County, Ohio,
                  General Obligation Bonds, Series 2004:

        1,000     5.000%, 12/01/15 - AGM Insured                                   6/14 at 100.00          AAA            1,118,570
        1,000     5.000%, 12/01/22 - AGM Insured                                   6/14 at 100.00          AAA            1,057,750

          300  Columbus City School District, Franklin County, Ohio,                 No Opt. Call          AAA              132,492
                  General Obligation Bonds, Series 2006, 0.000%, 12/01/27
                  - AGM Insured

          400  Cuyahoga County, Ohio, General Obligation Bonds, Series            12/14 at 100.00          AA+              432,056
                  2004, 5.000%, 12/01/21

        1,000  Franklin County, Ohio, General Obligation Bonds, Series            12/17 at 100.00          AAA            1,095,810
                  2007, 5.000%, 12/01/27

          400  Green, Ohio, General Obligation Bonds, Series 2008, 5.500%,        12/15 at 100.00           AA              421,948
                  12/01/32

        1,905  Hamilton City School District, Ohio, General Obligation             6/17 at 100.00          AAA            2,000,040
                  Bonds, Series 2007, 5.000%, 12/01/34 - AGM Insured

        1,000  Indian Lake Local School District, Logan and Auglaize               6/17 at 100.00           A+            1,020,680
                  Counties, Ohio, School Facilities Improvement and
                  Refunding Bonds, Series 2007, 5.000%, 12/01/34 - NPFG
                  Insured

          345  Lakewood City School District, Cuyahoga County, Ohio,              12/17 at 100.00          AA-              359,387
                  General Obligation Bonds, Series 2007, 5.000%, 12/01/30
                  - FGIC Insured

        2,420  Lorain County, Ohio, Limited Tax General Obligation Justice        12/12 at 100.00          Aa3            2,624,634
                  Center Bonds, Series 2002, 5.500%,12/01/22 - FGIC Insured

        1,005  Marysville Exempted School District, Union County, Ohio,           12/15 at 100.00          AAA            1,062,627
                  General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                  AGM Insured

          200  Mason City School District, Counties of Warren and Butler,          6/17 at 100.00          Aa1              211,776
                  Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31

                                                           Nuveen Investments 53

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$          50  Milford Exempted Village School District, Ohio, General            12/18 at 100.00           A2     $         51,519
                  Obligation Bonds, Series 2008, 5.250%, 12/01/36

        2,665  Newark City School District, Licking County, Ohio, General         12/15 at 100.00            A            2,761,925
                  Obligation Bonds, Series 2005, 5.000%, 12/01/28 - FGIC
                  Insured

          400  Northmor Local School District, Morrow County, Ohio,               11/18 at 100.00          Aa3              412,476
                  General Obligation School Facilities Construction and
                  Improvement Bonds, Series 2008, 5.000%, 11/01/36

        1,960  Portage County, Ohio, General Obligation Bonds, Series             12/11 at 100.00           AA            2,074,523
                  2001, 5.000%, 12/01/25 - FGIC Insured

        1,000  Powell, Ohio, General Obligation Bonds, Series 2002,               12/12 at 100.00          AA+            1,054,900
                  5.500%, 12/01/25 - FGIC Insured

           50  Sylvania City School District, Ohio, General Obligation             6/17 at 100.00          AAA               51,953
                  School Improvement Bonds, Series 1995, 5.250%, 12/01/36
                  - AGC Insured

          200  Vandalia Butler City School District, Montgomery County,              No Opt. Call           AA              207,528
                  Ohio, General Obligation Bonds, School Improvement
                  Series 2009, 5.125%, 12/01/37
-----------------------------------------------------------------------------------------------------------------------------------
       19,000  Total Tax Obligation/General                                                                              19,915,426
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 14.6% (10.1% OF TOTAL INVESTMENTS)

          175  Delaware County District Library, Delaware, Franklin,              12/19 at 100.00           A1              175,256
                  Marion, Morrow and Union Counties, Ohio, Library Fund
                  Library Facilities Notes, Series 2009 (Special
                  Obligation), 5.000%, 12/01/34

        1,400  Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,          12/16 at 100.00           A2            1,424,808
                  Series 2006, 5.000%, 12/01/32 - AMBAC Insured

          250  Ohio State Building Authority, State Facilities Bonds,              4/15 at 100.00          AAA              267,058
                  Administrative Building Fund Projects, Series 2005A,
                  5.000%, 4/01/25 - AGM Insured

        1,000  Ohio State Building Authority, State Facilities Bonds,              4/15 at 100.00          AAA            1,065,830
                  Adult Correctional Building Fund Project, Series 2005A,
                  5.000%, 4/01/23 - AGM Insured

        1,095  Ohio, State Appropriation Lease Bonds, Parks and Recreation        12/13 at 100.00           AA            1,180,322
                  Capital Facilities, Series 2004A-II, 5.000%, 12/01/18

        4,065  Puerto Rico Sales Tax Financing Corporation, Sales Tax                No Opt. Call           A+              835,886
                  Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                  8/01/34

        3,940  Puerto Rico Sales Tax Financing Corporation, Sales Tax                No Opt. Call           A+              751,988
                  Revenue Bonds, First Subordinate Series 2010A, 0.000%,
                  8/01/35

        1,000  Summit County Port Authority, Ohio, Revenue Bonds, Civic           12/11 at 100.00          N/R            1,005,740
                  Theatre Project, Series 2001, 5.500%, 12/01/26 - AMBAC
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
       12,925  Total Tax Obligation/Limited                                                                               6,706,888
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 16.5% (11.4% OF TOTAL INVESTMENTS) (4)

          605  Columbus City School District, Franklin County, Ohio,              12/14 at 100.00          AAA              719,224
                  General Obligation Bonds, Series 2004, 5.500%, 12/01/15
                  (Pre-refunded 12/01/14) - AGM Insured

        1,000  Greater Cleveland Regional Transit Authority, Ohio, General        12/11 at 100.00      Aa3 (4)            1,081,020
                  Obligation Capital Improvement Bonds, Series 2001A,
                  5.125%, 12/01/21 (Pre-refunded 12/01/11) - MBIA Insured

        2,250  Lebanon City School District, Warren County, Ohio, General         12/11 at 100.00          AAA            2,447,099
                  Obligation Bonds, Series 2001, 5.500%, 12/01/21
                  (Pre-refunded 12/01/11) - AGM Insured

        1,000  Marysville Exempted Village School District, Ohio,                  6/15 at 100.00      N/R (4)            1,186,200
                  Certificates of Participation, School Facilities
                  Project, Series 2005, 5.250%, 12/01/21 (Pre-refunded
                  6/01/15) - MBIA Insured

          225  Ohio Water Development Authority, Revenue Bonds, Fresh             12/11 at 100.00          AAA              242,737
                  Water Development, Series 2001A, 5.000%, 12/01/21
                  (Pre-refunded 12/01/11) - AGM Insured

        1,050  Olentangy Local School District, Delaware and Franklin              6/14 at 100.00      AA+ (4)            1,236,008
                  Counties, Ohio, General Obligation Bonds, Series 2004A,
                  5.500%, 12/01/15 (Pre-refunded 6/01/14) - FGIC Insured

          635  Richland County, Ohio, Hospital Facilities Revenue                 11/10 at 101.00       A- (4)              668,890
                  Improvement Bonds, MedCentral Health System Obligated
                  Group, Series 2000B, 6.375%, 11/15/30 (Pre-refunded
                  11/15/10)
-----------------------------------------------------------------------------------------------------------------------------------
        6,765  Total U.S. Guaranteed                                                                                      7,581,178
-----------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 9.5% (6.6% OF TOTAL INVESTMENTS)

$       1,000  American Municipal Power Ohio Inc., General Revenue Bonds,          2/18 at 100.00           A1     $      1,012,970
                  Series 2008, 5.250%, 2/15/43
        1,065  Cleveland, Ohio, Public Power System Revenue Bonds, Series            No Opt. Call            A              312,173
                  2008B, 0.000%, 11/15/32 - NPFG Insured

        2,500  Ohio Air Quality Development Authority, Revenue Refunding           5/10 at 100.50         Baa1            2,446,125
                  Bonds, Ohio Power Company Project, Series 1999C, 5.150%,
                  5/01/26 - AMBAC Insured

          595  Ohio Municipal Electric Generation Agency, Beneficial               2/14 at 100.00           A1              612,779
                  Interest Certificates, Belleville Hydroelectric Project
                  - Joint Venture 5, Series 2004, 5.000%, 2/15/20 - AMBAC
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
        5,160  Total Utilities                                                                                            4,384,047
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 0.9% (0.6% OF TOTAL INVESTMENTS)

          130  City of Marysville, Ohio, Water System Mortgage Revenue            12/17 at 100.00           A3              131,323
                  Bonds, Series 2007, 5.000%, 12/01/32 - AMBAC Insured

          210  Ohio Water Development Authority, Revenue Bonds, Drinking           6/18 at 100.00          AAA              227,640
                  Water Assistance Fund, State Match, Series 2008, 5.000%,
                  6/01/28 - AGM Insured

           45  Ohio Water Development Authority, Revenue Bonds, Fresh             12/11 at 100.00          AAA               48,039
                  Water Development, Series 2001A, 5.000%, 12/01/21 - AGM
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
          385  Total Water and Sewer                                                                                        407,002
-----------------------------------------------------------------------------------------------------------------------------------
$      71,705  Total Investments (cost $64,644,869) - 144.7%                                                             66,540,693
=============----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.3%                                                                       1,059,576
               --------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (47.0)% (5)                                                     (21,600,000)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     46,000,269
               ====================================================================================================================

 (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

 (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

 (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

 (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

 (5)  Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 32.5%.

 N/R  Not rated.

(IF)  Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 55

NVJ | Nuveen Ohio Dividend Advantage Municipal Fund 3
    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 6.7% (4.6% OF TOTAL INVESTMENTS)

               Buckeye Tobacco Settlement Financing Authority, Ohio,
               Tobacco Settlement Asset-Backed Revenue Bonds, Senior
               Lien, Series 2007A-2:

$       1,100     5.875%, 6/01/30                                                  6/17 at 100.00          BBB     $        937,409
        1,670     5.875%, 6/01/47                                                  6/17 at 100.00          BBB            1,256,191

           20  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00          BBB               19,400
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%,
                  5/15/33
-----------------------------------------------------------------------------------------------------------------------------------
        2,790  Total Consumer Staples                                                                                     2,213,000
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 6.1% (4.2% OF TOTAL
                  INVESTMENTS)

          350  Ohio Higher Education Facilities Commission, General                7/16 at 100.00           A+              350,165
                  Revenue Bonds, Kenyon College, Series 2006, 5.000%,
                  7/01/41

        1,125  Ohio Higher Education Facilities Commission, Revenue                5/12 at 100.00           A3            1,183,196
                  Bonds, Ohio Northern University, Series 2002, 5.750%,
                  5/01/16

          500  Ohio Higher Education Facilities Commission, Revenue               12/15 at 100.00         Baa2              470,565
                  Bonds, Wittenberg University, Series 2005, 5.000%,
                  12/01/24
-----------------------------------------------------------------------------------------------------------------------------------
        1,975  Total Education and Civic Organizations                                                                    2,003,926
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 20.4% (14.1% OF TOTAL INVESTMENTS)

          695  Butler County, Ohio, Hospital Facilities Revenue Bonds,             5/16 at 100.00          N/R              682,462
                  Cincinnati Children's Medical Center Project, Series
                  2006K, 5.000%, 5/15/31 - FGIC Insured

          600  Franklin County, Ohio, Hospital Revenue Bonds, Nationwide          11/19 at 100.00          Aa2              613,206
                  Children's Hospital Project, Improvement Series 2009,
                  5.250%, 11/01/40

          250  Franklin County, Ohio, Hospital Revenue Bonds, Nationwide          11/18 at 100.00          Aa2              250,680
                  Children's Hospital Project, Series 2005, 5.000%,
                  11/01/40

          300  Lorain County, Ohio, Hospital Revenue Bonds, Catholic              10/12 at 100.00          AA-              302,985
                  Healthcare Partners Inc, Refunding Series 2002, 5.375%,
                  10/01/30

          500  Lucas County, Ohio, Hospital Revenue Bonds, ProMedica               5/10 at 101.00          N/R              503,340
                  Healthcare Obligated Group, Series 1999, 5.375%,
                  11/15/29 - AMBAC Insured

          160  Miami County, Ohio, Hospital Facilities Revenue Refunding           5/16 at 100.00           A-              165,646
                  Bonds, Upper Valley Medical Center Inc., Series 2006,
                  5.250%, 5/15/21

          500  Montgomery County, Ohio, Revenue Bonds, Catholic Health             5/14 at 100.00           AA              507,685
                  Initiatives, Series 2004A, 5.000%, 5/01/30

           60  Montgomery County, Ohio, Revenue Bonds, Miami Valley               11/14 at 100.00          Aa3               62,984
                  Hospital, Series 2009A, 6.250%, 11/15/39

        1,500  Ohio State Higher Educational Facilities Commission,                1/15 at 100.00            A            1,595,760
                    Hospital Revenue Bonds, University Hospitals Health
                    System, Series 2009, 6.750%, 1/15/39

          675  Ohio State, Hospital Facility Revenue Refunding Bonds,              1/19 at 100.00          Aa2              793,949
                  Cleveland Clinic Health System Obligated Group, Tender
                  Option Bond Trust 3551, 19.967%, 1/01/39 (IF)

          335  Richland County, Ohio, Hospital Facilities Revenue                 11/10 at 101.00           A-              340,534
                  Improvement Bonds, MedCentral Health System Obligated
                  Group, Series 2000B, 6.375%, 11/15/30

          250  Richland County, Ohio, Hospital Revenue Bonds, MidCentral          11/16 at 100.00           A-              237,593
                  Health System Group, Series 2006, 5.250%, 11/15/36

           60  Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena         12/18 at 100.00            A               61,110
                  Health System Series 2008, 5.750%, 12/01/35

          600  State of Ohio Hospital Revenue Bonds, Series 2008A                  1/18 at 100.00          Aa2              632,598
                  (Cleveland Clinic Health System Obligated Group),
                  5.000%, 1/01/25
-----------------------------------------------------------------------------------------------------------------------------------
        6,485  Total Health Care                                                                                          6,750,532
-----------------------------------------------------------------------------------------------------------------------------------

56 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.4% (2.4% OF TOTAL INVESTMENTS)

$         200  Montgomery County, Ohio, GNMA Guaranteed Multifamily               10/18 at 101.00          Aaa     $        205,256
                  Housing Revenue Bonds, Canterbury Court Project, Series
                  2007, 5.500%, 10/20/42 (Alternative Minimum Tax)

          185   Ohio Housing Finance Agency, FHA-Insured Multifamily               6/16 at 102.00          AAA              181,844
                  Housing Mortgage Revenue Bonds, Madonna Homes, Series
                  2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)

          750  Summit County Port Authority, Ohio, Multifamily Housing             9/17 at 102.00          AAA              752,603
                  Revenue Bonds, Callis Tower Apartments Project, Series
                  2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        1,135  Total Housing/Multifamily                                                                                  1,139,703
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 3.2% (2.2% OF TOTAL INVESTMENTS)

          110  Ohio Housing Finance Agency, GNMA Mortgage-Backed                   8/10 at 100.00          Aaa              115,408
                  Securities Program Residential Mortgage Revenue Bonds,
                  Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

          385  Ohio Housing Finance Agency, GNMA Mortgage-Backed                   8/10 at 100.00          Aaa              408,797
                  Securities Program Residential Mortgage Revenue Bonds,
                  Series 2000D, 5.450%, 9/01/31 (Alternative Minimum Tax)

           45  Ohio Housing Finance Agency, GNMA Mortgage-Backed                   8/10 at 100.00          Aaa               45,504
                  Securities Program Residential Mortgage
                  Revenue Bonds, Series 2000F, 5.625%, 9/01/16

          500   Ohio Housing Finance Agency, Single Family Mortgage                9/15 at 100.00          Aaa              498,690
                  Revenue Bonds, Series 2006H, 5.000%, 9/01/31
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        1,040  Total Housing/Single Family                                                                                1,068,399
-----------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 6.9% (4.8% OF TOTAL INVESTMENTS)

          555   Cleveland-Cuyahoga County Port Authority, Ohio, Common             5/12 at 102.00          N/R              529,015
                  Bond Fund Revenue Bonds, Cleveland Christian Home
                  Project, Series 2002C, 5.950%, 5/15/22

          480  Ohio State Water Development Authority, Solid Waste                 7/12 at 100.00          BBB              484,474
                  Revenue Bonds, Allied Waste Industries, Inc., Series
                  2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)

        1,000  Toledo-Lucas County Port Authority, Ohio, Revenue                     No Opt. Call         Baa3            1,143,390
                  Refunding Bonds, CSX Transportation Inc., Series 1992,
                  6.450%, 12/15/21

          400  Western Reserve Port Authority, Ohio, Solid Waste Facility          7/17 at 102.00          N/R              140,648
                  Revenue Bonds, Central Waste Inc., Series 2007A,
                  6.350%, 7/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        2,435  Total Industrials                                                                                          2,297,527
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 33.9% (23.4% OF TOTAL
                  INVESTMENTS)

        1,815   Columbus City School District, Franklin County, Ohio,                No Opt. Call          AAA              801,577
                  General Obligation Bonds, Series 2006, 0.000%, 12/01/27
                  - AGM Insured

         300  Cuyahoga County, Ohio, General Obligation Bonds, Series            12/14 at 100.00          AA+              324,042
                  2004, 5.000%, 12/01/21

        1,000  Franklin County, Ohio, General Obligation Bonds, Series            12/17 at 100.00          AAA            1,095,810
                  2007, 5.000%, 12/01/27

          250  Green, Ohio, General Obligation Bonds, Series 2008,                12/15 at 100.00           AA              263,718
                  5.500%, 12/01/32

        1,275  Hamilton City School District, Ohio, General Obligation             6/17 at 100.00          AAA            1,338,610
                  Bonds, Series 2007, 5.000%, 12/01/34 - AGM Insured

        1,000  Indian Lake Local School District, Logan and Auglaize               6/17 at 100.00           A+            1,020,680
                  Counties, Ohio, School Facilities Improvement and
                  Refunding Bonds, Series 2007, 5.000%, 12/01/34 - NPFG
                  Insured

        1,000  Kenston Local School District, Geauga County, Ohio,                 6/13 at 100.00          Aa3            1,076,260
                  General Obligation Bonds, Series 2003, 5.000%, 12/01/22
                  - NPFG Insured

          210  Lakewood City School District, Cuyahoga County, Ohio,              12/17 at 100.00          AA-              226,223
                  General Obligation Bonds, Series 2007, 5.000%, 12/01/25
                  - FGIC Insured

        1,270  Lorain, Ohio, General Obligation Bonds, Series 2002,               12/12 at 100.00         Baa2            1,274,597
                  5.125%, 12/01/26 - AMBAC Insured

          500  Marysville Exempted School District, Union County, Ohio,           12/15 at 100.00          AAA              528,670
                  General Obligation Bonds, Series 2006, 5.000%, 12/01/25
                  - AGM Insured

          100  Mason City School District, Counties of Warren and Butler,          6/17 at 100.00          Aa1              105,888
                  Ohio, General Obligation Bonds, Series 2007, 5.000%,
                  12/01/31

           50  Milford Exempted Village School District, Ohio, General            12/18 at 100.00           A2               51,519
                  Obligation Bonds, Series 2008, 5.250%, 12/01/36

                                                           Nuveen Investments 57

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)
$         150  Northmor Local School District, Morrow County, Ohio,               11/18 at 100.00          Aa3     $        154,679
                  General Obligation School Facilities Construction and
                  Improvement Bonds, Series 2008, 5.000%,
                  11/01/36

        1,000  Ohio, Common Schools Capital Facilities, General                    9/11 at 100.00          AA+            1,070,060
                  Obligation Bonds, Series 2001B, 5.000%, 9/15/20

        1,130  Solon, Ohio, General Obligation Refunding and Improvement          12/12 at 100.00          AAA            1,246,593
                  Bonds, Series 2002, 5.000%, 12/01/18

         500  Sylvania City School District, Ohio, General Obligation             6/17 at 100.00          AAA              519,525
                  School Improvement Bonds, Series 1995, 5.250%,
                  12/01/36 - AGC Insured

          100  Vandalia Butler City School District, Montgomery County,              No Opt. Call           AA              103,764
                  Ohio, General Obligation Bonds, School Improvement
                  Series 2009, 5.125%, 12/01/37
-----------------------------------------------------------------------------------------------------------------------------------
       11,650  Total Tax Obligation/General                                                                              11,202,215
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 13.5% (9.3% OF TOTAL INVESTMENTS)

           75  Delaware County District Library, Delaware, Franklin,              12/19 at 100.00           A1               75,110
                  Marion, Morrow and Union Counties, Ohio, Library Fund
                  Library Facilities Notes, Series 2009 (Special
                  Obligation), 5.000%, 12/01/34

        1,000  Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,          12/16 at 100.00           A2            1,017,720
                  Series 2006, 5.000%, 12/01/32 - AMBAC Insured

        1,000  Midview Local School District, Lorain County, Ohio,                 5/13 at 100.00            A            1,008,990
                  Certificates of Participation, Series 2003, 5.000%,
                  11/01/30

        1,250  Ohio State Building Authority, State Facilities Bonds,              4/12 at 100.00          AAA            1,377,038
                  Administrative Building Fund Projects, Series 2002A,
                  5.500%, 4/01/18 - AGM Insured

          200  Ohio State Building Authority, State Facilities Bonds,              4/15 at 100.00          AAA              213,646
                  Administrative Building Fund Projects, Series 2005A,
                  5.000%, 4/01/25 - AGM Insured

        2,000  Puerto Rico Sales Tax Financing Corporation, Sales Tax                No Opt. Call           A+              411,260
                  Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                  8/01/34

        1,835  Puerto Rico Sales Tax Financing Corporation, Sales Tax                No Opt. Call           A+              350,228
                  Revenue Bonds, First Subordinate Series 2010A, 0.000%,
                  8/01/35
-----------------------------------------------------------------------------------------------------------------------------------
        7,360  Total Tax Obligation/Limited                                                                               4,453,992
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 5.5% (3.8% OF TOTAL INVESTMENTS)

        1,550  Ohio Turnpike Commission, Revenue Refunding Bonds, Series             No Opt. Call           AA            1,833,449
                  1998A, 5.500%, 2/15/18 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 36.4% (25.1% OF TOTAL INVESTMENTS) (4)

          725  Eaton City School District, Preble County, Ohio, General           12/12 at 101.00       A1 (4)              830,596
                  Obligation Bonds, Series 2002, 5.750%, 12/01/21
                  (Pre-refunded 12/01/12) - FGIC Insured

        1,300  Granville Exempt Village School District, Ohio, General            12/11 at 100.00      Aa2 (4)            1,411,228
                  Obligation Bonds, Series 2001, 5.500%, 12/01/28
                  (Pre-refunded 12/01/11)

        1,000  Hilliard, Ohio, General Obligation Bonds, Series 2002,             12/12 at 100.00       AA (4)            1,125,620
                  5.375%, 12/01/22 (Pre-refunded 12/01/12)

          500  Miami East Local School District, Miami County, Ohio,               6/12 at 100.00          AAA              550,295
                  General Obligation Bonds, Series 2002, 5.125%,
                  12/01/29 (Pre-refunded 6/01/12) - AGM Insured

        1,000  Montgomery County, Ohio, Hospital Facilities Revenue                4/10 at 101.00        A (4)            1,016,340
                  Bonds, Kettering Medical Center, Series 1999, 6.750%,
                  4/01/18 (Pre-refunded 4/01/10)

        1,000  Montgomery County, Ohio, Revenue Bonds, Catholic Health             9/11 at 100.00      Aa2 (4)            1,071,860
                 Initiatives, Series 2001, 5.500%, 9/01/12
                 (Pre-refunded 9/01/11)

        2,000  Ohio Higher Education Facilities Commission, Revenue               10/12 at 100.00      N/R (4)            2,242,496
                 Bonds, Case Western Reserve University, Series 2002B,
                 5.500%, 10/01/22 (Pre-refunded 10/01/12)

          230  Ohio Water Development Authority, Revenue Bonds, Fresh             12/11 at 100.00          AAA              248,131
                 Water Development, Series 2001A, 5.000%, 12/01/21
                 (Pre-refunded 12/01/11) - AGM Insured

        1,000  Olentangy Local School District, Delaware and Franklin              6/14 at 100.00      AA+ (4)            1,166,790
                 Counties, Ohio, General Obligation Bonds, Series
                 2004A, 5.250%, 12/01/21 (Pre-refunded 6/01/14) - FGIC
                 Insured

        1,535  Pickerington Local School District, Fairfield and                  12/11 at 100.00      AA- (4)            1,661,883
                 Franklin Counties, Ohio, General Obligation Bonds,
                 School Facilities Construction and Improvement, Series
                 2001, 5.250%, 12/01/20 (Pre-refunded 12/01/11) - FGIC
                 Insured

          665  Richland County, Ohio, Hospital Facilities Revenue                 11/10 at 101.00       A- (4)              700,491
                 Improvement Bonds, MedCentral Health System Obligated
                 Group, Series 2000B, 6.375%, 11/15/30 (Pre-refunded
                 11/15/10)
-----------------------------------------------------------------------------------------------------------------------------------
       10,955  Total U.S. Guaranteed                                                                                     12,025,730
-----------------------------------------------------------------------------------------------------------------------------------

58 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 7.7% (5.3% OF TOTAL INVESTMENTS)

$         500  American Municipal Power Ohio Inc., General Revenue                 2/18 at 100.00           A1     $        506,485
                 Bonds, Series 2008, 5.250%, 2/15/43

        1,500  American Municipal Power Ohio Inc., Wadsworth, Electric             2/12 at 100.00           A2            1,565,115
                 System Improvement Revenue Bonds, Series 2002, 5.250%,
                 2/15/17 - NPFG Insured

        1,595  Cleveland, Ohio, Public Power System Revenue Bonds,                   No Opt. Call            A              467,526
                 Series 2008B, 0.000%, 11/15/32 - NPFG Insured
 -----------------------------------------------------------------------------------------------------------------------------------
        3,595  Total Utilities                                                                                            2,539,126
 -----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 1.1% (0.8% OF TOTAL INVESTMENTS)

          130  City of Marysville, Ohio, Water System Mortgage Revenue            12/17 at 100.00           A3              131,323
                 Bonds, Series 2007, 5.000%, 12/01/32 - AMBAC Insured

          160  Ohio Water Development Authority, Revenue Bonds, Drinking           6/18 at 100.00          AAA              173,440
                 Water Assistance Fund, State Match, Series 2008,
                 5.000%, 6/01/28 - AGM Insured

          40   Ohio Water Development Authority, Revenue Bonds, Fresh             12/11 at 100.00          AAA               42,701
                 Water Development, Series 2001A, 5.000%, 12/01/21 - AGM
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
          330  Total Water and Sewer                                                                                        347,464
------------------------------------------------------------------------------------------------------------------------------------
$      51,300  Total Investments (cost $45,585,789) - 144.8%                                                             47,875,063
=============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.1%                                                                         686,620
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (46.9)% (5)                                                     (15,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     33,061,683
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 32.4%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 59

    | Statement of
    | Assets & Liabilities

                                                               February 28, 2010

                                                                                     MICHIGAN         MICHIGAN         MICHIGAN
                                                                                      QUALITY          PREMIUM         DIVIDEND
                                                                                       INCOME           INCOME        ADVANTAGE
                                                                                        (NUM)            (NMP)            (NZW)
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $248,315,094, $159,438,589 and $42,521,861,
   respectively)                                                                $ 258,410,792    $ 162,988,845    $  43,529,285
Cash                                                                                  639,855          626,126           65,559
Receivables:
   Interest                                                                         3,779,173        2,573,340          635,822
   Investments sold                                                                        --               --               --
Other assets                                                                           54,595           49,080           12,202
--------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                   262,884,415      166,237,391       44,242,868
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                                           3,630,000        2,330,000          665,000
Payables:
   Investments purchased                                                                   --               --               --
   Common share dividends                                                             686,718          428,884          127,931
   Preferred share dividends                                                            2,860            2,089              499
Accrued expenses:
   Management fees                                                                    126,448           80,540           18,136
   Other                                                                              129,899           76,518           29,425
--------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                4,575,925        2,918,031          840,991
--------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                             87,325,000       53,700,000       14,275,000
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                          $ 170,983,490    $ 109,619,360    $  29,126,877
================================================================================================================================
Common shares outstanding                                                          11,561,053        7,613,948        2,054,786
================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to Common
   shares, divided by Common shares outstanding)                                $       14.79    $       14.40    $       14.18
================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                         $     115,611    $      76,139    $      20,548
Paid-in surplus                                                                   162,163,959      106,838,046       29,127,931
Undistributed (Over-distribution of) net investment income                          2,052,752        1,308,096          327,171
Accumulated net realized gain (loss)                                               (3,444,530)      (2,153,177)      (1,356,197)
Net unrealized appreciation (depreciation)                                         10,095,698        3,550,256        1,007,424
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                          $ 170,983,490    $ 109,619,360    $  29,126,877
================================================================================================================================
Authorized shares:
   Common                                                                         200,000,000      200,000,000        Unlimited
   Preferred                                                                        1,000,000        1,000,000        Unlimited
================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

60 Nuveen Investments

                                                                               OHIO           OHIO           OHIO           OHIO
                                                                            QUALITY       DIVIDEND       DIVIDEND       DIVIDEND
                                                                             INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                                              (NUO)          (NXI)          (NBJ)          (NVJ)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $218,693,518, $89,006,604,
   $64,644,869 and $45,585,789, respectively)                         $ 227,627,910   $ 92,056,406   $ 66,540,693   $ 47,875,063
Cash                                                                      1,572,648        787,246        546,751        445,938
Receivables:
   Interest                                                               2,888,233      1,235,319        975,914        678,737
   Investments sold                                                         190,000         80,000             --         45,000
Other assets                                                                 26,646         12,235         14,898         27,439
---------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                         232,305,437     94,171,206     68,078,256     49,072,177
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                                        --             --             --             --
Payables:
   Investments purchased                                                  1,029,795        514,898        205,959        308,939
   Common share dividends                                                   622,596        280,748        204,463        151,792
   Preferred share dividends                                                  2,573          1,013          1,566            744
Accrued expenses:
   Management fees                                                          113,600         38,551         28,373         18,036
   Other                                                                     98,030         45,501         37,626         30,983
---------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                      1,866,594        880,711        477,987        510,494
---------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                   73,000,000     29,000,000     21,600,000     15,500,000
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                $ 157,438,843   $ 64,290,495   $ 46,000,269   $ 33,061,683
=================================================================================================================================
Common shares outstanding                                                 9,746,032      4,243,493      3,121,477      2,156,758
=================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)            $       16.15   $      15.15   $      14.74   $      15.33
=================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                               $      97,460   $     42,435   $     31,215   $     21,568
Paid-in surplus                                                         147,812,939     60,272,123     44,255,705     30,521,415
Undistributed (Over-distribution of) net investment income                1,981,139        901,121        566,366        459,793
Accumulated net realized gain (loss)                                     (1,387,087)        25,014       (748,841)      (230,367)
Net unrealized appreciation (depreciation)                                8,934,392      3,049,802      1,895,824      2,289,274
---------------------------------------------------------------------------------------------------------------------------------

Net assets applicable to Common shares                                $ 157,438,843   $ 64,290,495   $ 46,000,269   $ 33,061,683
=================================================================================================================================
Authorized shares:
   Common                                                               200,000,000      Unlimited      Unlimited      Unlimited
   Preferred                                                              1,000,000      Unlimited      Unlimited      Unlimited
=================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 61

    | Statement of
    | Operations

                                                    Year Ended February 28, 2010

                                                                               MICHIGAN       MICHIGAN       MICHIGAN
                                                                                QUALITY        PREMIUM       DIVIDEND
                                                                                 INCOME         INCOME      ADVANTAGE
                                                                                  (NUM)          (NMP)          (NZW)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                          $ 12,829,934   $  8,274,052   $  2,208,387
----------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                               1,632,303      1,039,702        276,922
Preferred shares - auction fees                                                 147,607         90,797         24,150
Preferred shares - dividend disbursing agent fees                                20,000         20,000         10,000
Shareholders' servicing agent fees and expenses                                  17,825         13,590            643
Interest expense on floating rate obligations                                    36,481         23,416          6,683
Custodian's fees and expenses                                                    52,473         36,012         14,577
Directors'/Trustees' fees and expenses                                            8,261          5,235          1,383
Professional fees                                                                35,152         25,881         12,056
Shareholders' reports - printing and mailing expenses                            46,720         35,008         12,558
Stock exchange listing fees                                                       9,219          9,219            292
Investor relations expense                                                       18,698         12,416          3,413
Other expenses                                                                   33,236         22,655         17,931
----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          2,057,975      1,333,931        380,608
   Custodian fee credit                                                            (428)          (414)           (26)
   Expense reimbursement                                                             --             --        (55,445)
----------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  2,057,547      1,333,517        325,137
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                        10,772,387      6,940,535      1,883,250
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                    (1,126,911)      (479,222)      (758,274)
Change in net unrealized appreciation (depreciation) of investments          13,314,923      7,688,095      3,453,979
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                      12,188,012      7,208,873      2,695,705
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                     (440,076)      (271,823)       (64,791)
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   Preferred shareholders                                                      (440,076)      (271,823)       (64,791)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from
   operations                                                              $ 22,520,323   $ 13,877,585   $  4,514,164
======================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62 Nuveen Investments

                                                                                   OHIO          OHIO          OHIO          OHIO
                                                                                QUALITY      DIVIDEND      DIVIDEND      DIVIDEND
                                                                                 INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                                                  (NUO)         (NXI)         (NBJ)         (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                          $ 11,609,090   $ 4,755,381   $ 3,387,808   $ 2,507,309
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                               1,451,275       598,283       429,255       311,526
Preferred shares - auction fees                                                 126,945        51,369        38,503        27,385
Preferred shares - dividend disbursing agent fees                                30,000        10,000        10,000        10,000
Shareholders' servicing agent fees and expenses                                  19,608         1,053         1,150           849
Interest expense on floating rate obligations                                        --            --            --            --
Custodian's fees and expenses                                                    47,414        23,394        18,462        15,320
Directors'/Trustees' fees and expenses                                            7,365         3,027         2,175         1,568
Professional fees                                                                31,925        16,800        14,405        12,638
Shareholders' reports - printing and mailing expenses                            46,726        19,669        16,546        13,648
Stock exchange listing fees                                                       9,219           599           441           305
Investor relations expense                                                       17,075         6,516         4,988         3,674
Other expenses                                                                   25,103        19,714        18,693        18,047
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          1,812,655       750,424       554,618       414,960
   Custodian fee credit                                                            (192)         (240)         (254)         (180)
   Expense reimbursement                                                             --       (96,845)      (85,828)      (74,684)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  1,812,463       653,339       468,536       340,096
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         9,796,627     4,102,042     2,919,272     2,167,213
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                       363,546       222,662       (18,550)     (180,875)
Change in net unrealized appreciation (depreciation) of investments          13,563,229     4,711,810     4,761,551     2,739,661
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                      13,926,775     4,934,472     4,743,001     2,558,786
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                     (380,264)     (156,209)     (115,975)      (83,432)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   Preferred shareholders                                                      (380,264)     (156,209)     (115,975)      (83,432)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from
   operations                                                              $ 23,343,138   $ 8,880,305   $ 7,546,298   $ 4,642,567
==================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 63

    | Statement of
    | Changes in Net Assets

                                                         MICHIGAN                                        MICHIGAN
                                                   QUALITY INCOME (NUM)                            PREMIUM INCOME (NMP)
                                      ---------------------------------------------   ----------------------------------------------
                                                              SEVEN                                           SEVEN
                                         YEAR ENDED    MONTHS ENDED      YEAR ENDED      YEAR ENDED    MONTHS ENDED      YEAR ENDED
                                            2/28/10         2/28/09         7/31/08         2/28/10         2/28/09         7/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                 $  10,772,387   $   6,297,863   $  10,847,892   $   6,940,535   $   4,032,688   $   6,913,995
Net realized gain (loss) from:
   Investments                           (1,126,911)     (1,757,557)       (263,137)       (479,222)     (1,285,668)       (512,989)
   Forward swaps                                 --              --              --              --          69,797          (6,970)
   Futures contracts                             --              --              --              --          41,405              --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                           13,314,923      (5,268,940)     (7,931,308)      7,688,095      (3,725,846)     (5,009,333)
   Forward swaps                                 --              --              --              --         (71,362)        207,726
   Futures contracts                             --              --              --              --         (13,813)         13,813
Distributions to Preferred
   shareholders:
   From net investment income              (440,076)     (1,528,357)     (2,850,189)       (271,823)       (911,943)     (1,775,079)
   From accumulated net realized
     gains                                       --              --        (431,262)             --              --        (187,020)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                22,520,323      (2,256,991)       (628,004)     13,877,585      (1,864,742)       (355,857)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment income               (8,473,599)     (4,551,261)     (7,897,051)     (5,420,952)     (2,906,120)     (5,138,948)
From accumulated net realized gains              --              --      (1,193,754)             --              --        (574,353)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                          (8,473,599)     (4,551,261)     (9,090,805)     (5,420,952)     (2,906,120)     (5,713,301)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions               --              --              --              --              --              --
   Repurchased and retired               (1,779,734)             --              --      (1,271,720)       (283,094)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                          (1,779,734)             --              --      (1,271,720)       (283,094)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares                                12,266,990      (6,808,252)     (9,718,809)      7,184,913      (5,053,956)     (6,069,158)
Net assets applicable to Common
   shares at the beginning of
   period                               158,716,500     165,524,752     175,243,561     102,434,447     107,488,403     113,557,561
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period        $ 170,983,490   $ 158,716,500   $ 165,524,752   $ 109,619,360   $ 102,434,447   $ 107,488,403
====================================================================================================================================
Undistributed (Over-distribution
   of) net investment income at
   the end of period                  $   2,052,752   $     210,824   $      (7,421)  $   1,308,096   $      73,500   $    (141,120)
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

64 Nuveen Investments

                                                         MICHIGAN                                         OHIO
                                                 DIVIDEND ADVANTAGE (NZW)                         QUALITY INCOME (NUO)
                                        ------------------------------------------   ----------------------------------------------
                                                              SEVEN                                          SEVEN
                                          YEAR ENDED   MONTHS ENDED     YEAR ENDED      YEAR ENDED    MONTHS ENDED      YEAR ENDED
                                             2/28/10        2/28/09        7/31/08         2/28/10         2/28/09         7/31/08
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                   $  1,883,250   $  1,113,258   $  1,952,639   $   9,796,627   $   5,455,829   $   9,258,185
Net realized gain (loss) from:
   Investments                              (758,274)      (206,695)       (97,468)        363,546        (963,174)       (894,117)
   Forward swaps                                  --             --             --              --              --        (113,636)
   Futures contracts                              --             --             --              --         348,303          (8,573)
Change in net unrealized
   appreciation (depreciation) of:
   Investments                             3,453,979     (1,840,743)    (1,870,613)     13,563,229      (4,408,974)     (6,068,561)
   Forward swaps                                  --             --             --              --              --         141,307
   Futures contracts                              --             --             --              --        (101,622)        101,622
Distributions to Preferred
   shareholders:
   From net investment income                (64,791)      (265,934)      (491,691)       (380,264)     (1,253,559)     (2,439,092)
   From accumulated net realized
     gains                                        --         (8,429)       (48,339)             --              --        (235,804)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                  4,514,164     (1,208,543)      (555,472)     23,343,138        (923,197)       (258,669)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                (1,474,799)      (815,426)    (1,457,223)     (7,787,080)     (3,810,698)     (6,520,095)
From accumulated net realized gains               --        (24,804)      (150,270)             --              --        (656,883)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                 (1,474,799)      (840,230)    (1,607,493)     (7,787,080)     (3,810,698)     (7,176,978)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions                --             --          8,680              --              --              --
   Repurchased and retired                  (148,424)            --             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                             (148,424)            --          8,680              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common shares      2,890,941     (2,048,773)    (2,154,285)     15,556,058      (4,733,895)     (7,435,647)
Net assets applicable to Common
   shares at the beginning of period      26,235,936     28,284,709     30,438,994     141,882,785     146,616,680     154,052,327
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period          $ 29,126,877   $ 26,235,936   $ 28,284,709   $ 157,438,843   $ 141,882,785   $ 146,616,680
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
   net investment income at the end
   of period                            $    327,171   $    (16,421)  $    (48,259)  $   1,981,139   $     355,545   $       3,336
===================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 65

    | Statement of
    | Changes in Net Assets (continued)

                                                           OHIO                                         OHIO
                                                 DIVIDEND ADVANTAGE (NXI)                    DIVIDEND ADVANTAGE 2 (NBJ)
                                        ------------------------------------------   -------------------------------------------
                                                              SEVEN                                        SEVEN
                                          YEAR ENDED   MONTHS ENDED     YEAR ENDED     YEAR ENDED   MONTHS ENDED     YEAR ENDED
                                             2/28/10        2/28/09        7/31/08        2/28/10        2/28/09        7/31/08
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                   $  4,102,042   $  2,294,907   $  3,959,340   $  2,919,272   $  1,675,202   $  2,890,350
Net realized gain (loss) from:
   Investments                               222,662       (160,768)      (240,447)       (18,550)      (424,412)      (326,158)
   Forward swaps                                  --        104,696        (31,726)            --             --        (45,455)
   Futures contracts                              --        276,060         (8,580)            --         64,124             --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                             4,711,810     (2,005,025)    (2,295,579)     4,761,551     (2,249,194)    (1,953,136)
   Forward swaps                                  --       (107,042)       220,088             --             --         56,523
   Futures contracts                              --        (41,291)        41,291             --        (19,976)        19,976
Distributions to Preferred
   shareholders:
   From net investment income               (156,209)      (507,674)      (974,550)      (115,975)      (391,035)      (790,428)
   From accumulated net realized
     gains                                        --             --       (133,387)            --             --        (67,354)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                  8,880,305       (146,137)       536,450      7,546,298     (1,345,291)      (215,682)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                (3,281,918)    (1,629,732)    (2,775,637)    (2,300,529)    (1,186,161)    (2,007,110)
From accumulated net realized gains               --             --       (399,794)            --             --       (185,104)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                 (3,281,918)    (1,629,732)    (3,175,431)    (2,300,529)    (1,186,161)    (2,192,214)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions                --             --             --             --             --             --
   Repurchased and retired                        --         (6,912)            --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                                   --         (6,912)            --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common shares      5,598,387     (1,782,781)    (2,638,981)     5,245,769     (2,531,452)    (2,407,896)
Net assets applicable to Common
   shares at the beginning of period      58,692,108     60,474,889     63,113,870     40,754,500     43,285,952     45,693,848
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period          $ 64,290,495   $ 58,692,108   $ 60,474,889   $ 46,000,269   $ 40,754,500   $ 43,285,952
================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                            $    901,121   $    250,348   $    108,618   $    566,366   $     65,127   $    (32,879)
================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

66 Nuveen Investments

                                                                                          OHIO
                                                                               DIVIDEND ADVANTAGE 3 (NVJ)
                                                                       -------------------------------------------
                                                                                             SEVEN
                                                                         YEAR ENDED   MONTHS ENDED     YEAR ENDED
                                                                            2/28/10        2/28/09        7/31/08
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                  $  2,167,213   $  1,194,279   $  2,053,018
Net realized gain (loss) from:
   Investments                                                             (180,875)       (55,182)      (272,641)
   Forward swaps                                                                 --        104,696             --
   Futures contracts                                                             --        173,467         23,859
Change in net unrealized appreciation (depreciation) of:
   Investments                                                            2,739,661       (958,880)    (1,043,820)
   Forward swaps                                                                 --       (107,042)       107,042
   Futures contracts                                                             --        (21,252)         9,550
Distributions to Preferred shareholders:
   From net investment income                                               (83,432)      (265,893)      (496,884)
   From accumulated net realized gains                                           --             --        (45,494)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                 4,642,567         64,193        334,630
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                               (1,708,152)      (857,987)    (1,454,801)
From accumulated net realized gains                                              --             --       (132,313)
------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                  (1,708,152)      (857,987)    (1,587,114)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                              --             --             --
   Repurchased and retired                                                       --        (20,129)            --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from capital share transactions                                               --        (20,129)            --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares         2,934,415       (813,923)    (1,252,484)
Net assets applicable to Common shares at the beginning of period        30,127,268     30,941,191     32,193,675
------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period            $ 33,061,683   $ 30,127,268   $ 30,941,191
==================================================================================================================
Undistributed (Over-distribution of) net investment income at
   the end of period                                                   $    459,793   $     87,202   $     24,308
==================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 67

    | Notes to
    | Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund (NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (collectively, the "Funds"). Common shares of Michigan Quality Income (NUM), Michigan Premium Income (NMP), and Ohio Quality Income (NUO) are traded on the New York Stock Exchange (NYSE) while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

During the fiscal period ended February 28, 2009, the Board of Directors/Trustees of the Funds approved a change in the Funds' fiscal and tax year ends from July 31 to February 28/29.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2010, there were no such outstanding purchase commitments in any of the Funds.

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

68 Nuveen Investments

INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

PREFERRED SHARES

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of February 28, 2010, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                            MICHIGAN      MICHIGAN      MICHIGAN
                                             QUALITY       PREMIUM      DIVIDEND
                                              INCOME        INCOME     ADVANTAGE
                                               (NUM)         (NMP)         (NZW)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                       --           805            --
   Series W                                       --            --           571
   Series TH                                   2,972         1,343            --
   Series F                                      521            --            --
--------------------------------------------------------------------------------
Total                                          3,493         2,148           571
================================================================================

                                    OHIO        OHIO          OHIO         OHIO
                                 QUALITY    DIVIDEND      DIVIDEND     DIVIDEND
                                  INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                   (NUO)       (NXI)         (NBJ)         (NVJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                          645          --            --            --
   Series T                           --          --            --           620
   Series W                           --       1,160            --            --
   Series TH                       1,327          --            --            --
   Series TH2                        948          --            --            --
   Series F                           --          --           864            --
--------------------------------------------------------------------------------
Total                              2,920       1,160           864           620
================================================================================

                                                           Nuveen Investments 69

    | Notes to
    | Financial Statements (continued)

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares. As of February 28, 2010, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                                                 MICHIGAN      MICHIGAN      MICHIGAN
                                                                  QUALITY       PREMIUM      DIVIDEND
                                                                   INCOME        INCOME     ADVANTAGE
                                                                    (NUM)         (NMP)         (NZW)
-----------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value                $6,675,000    $2,300,000    $1,725,000
=====================================================================================================

                                                        OHIO         OHIO          OHIO          OHIO
                                                     QUALITY     DIVIDEND      DIVIDEND      DIVIDEND
                                                      INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                       (NUO)        (NXI)         (NBJ)         (NVJ)
-----------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value   $4,000,000   $2,000,000    $2,400,000    $1,000,000
=====================================================================================================

INVERSE FLOATING RATE SECURITIES

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended February 28, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At February 28, 2010, the Funds were not invested in externally-deposited Recourse Trusts.

                                      MICHIGAN   MICHIGAN    MICHIGAN      OHIO        OHIO          OHIO         OHIO
                                       QUALITY    PREMIUM    DIVIDEND   QUALITY    DIVIDEND      DIVIDEND     DIVIDEND
                                        INCOME     INCOME   ADVANTAGE    INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                         (NUM)      (NMP)       (NZW)     (NUO)       (NXI)         (NBJ)         (NVJ)
-----------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts      $  --      $  --       $  --     $  --       $  --         $  --         $  --
=======================================================================================================================

70 Nuveen Investments

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended February 28, 2010, were as follows:

                                                  MICHIGAN     MICHIGAN    MICHIGAN
                                                   QUALITY      PREMIUM    DIVIDEND
                                                    INCOME       INCOME   ADVANTAGE
                                                     (NUM)        (NMP)       (NZW)
-----------------------------------------------------------------------------------
Average floating rate obligations outstanding   $3,450,986   $2,215,096    $632,205
Average annual interest rate and fees                 1.06%        1.06%       1.06%
================================================================================---

FORWARD SWAP CONTRACTS

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the fiscal year ended February 28, 2010.

FUTURES CONTRACTS

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the fiscal year ended February 28, 2010.

MARKET AND COUNTERPARTY CREDIT RISK

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and

                                                           Nuveen Investments 71

    | Notes to
    | Financial Statements (continued)

Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

ZERO COUPON SECURITIES

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

INDEMNIFICATIONS

Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of February 28, 2010:

MICHIGAN QUALITY INCOME (NUM)                    LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $258,410,792   $    --    $258,410,792
=================================================================================================
MICHIGAN PREMIUM INCOME (NMP)                    LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $162,988,845   $     --   $162,988,845
=================================================================================================
MICHIGAN DIVIDEND ADVANTAGE (NZW)                LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $ 43,529,285   $     --   $ 43,529,285
=================================================================================================

72 Nuveen Investments

OHIO QUALITY INCOME (NUO)                        LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $227,627,910   $     --   $227,627,910
=================================================================================================
OHIO DIVIDEND ADVANTAGE (NXI)                    LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $ 92,056,406   $     --   $ 92,056,406
=================================================================================================
OHIO DIVIDEND ADVANTAGE 2 (NBJ)                  LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $ 66,540,693   $     --   $ 66,540,693
=================================================================================================
OHIO DIVIDEND ADVANTAGE 3 (NVJ)                  LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $ 47,875,063   $     --   $ 47,875,063
=================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended February 28, 2010.

4. FUND SHARES

COMMON SHARES

Transactions in Common shares were as follows:

                                                             MICHIGAN QUALITY                    MICHIGAN PREMIUM
                                                               INCOME (NUM)                        INCOME (NMP)
                                                    ---------------------------------   ----------------------------------
                                                        YEAR   SEVEN MONTHS      YEAR      YEAR    SEVEN MONTHS      YEAR
                                                       ENDED          ENDED     ENDED     ENDED           ENDED     ENDED
                                                     2/28/10        2/28/09   7/31/08   2/28/10         2/28/09   7/31/08
--------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions                          --             --        --         --             --        --
   Repurchased and retired                          (153,900)            --        --   (110,400)       (26,700)       --
--------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired            $11.54             --        --     $11.50         $10.58        --
   Discount per share repurchased and retired          18.15%            --        --      17.11%         20.80%       --
==========================================================================================================================

                                                            MICHIGAN DIVIDEND                      OHIO QUALITY
                                                             ADVANTAGE (NZW)                       INCOME (NUO)
                                                    ---------------------------------   ----------------------------------
                                                        YEAR   SEVEN MONTHS      YEAR       YEAR   SEVEN MONTHS      YEAR
                                                       ENDED          ENDED     ENDED      ENDED          ENDED     ENDED
                                                     2/28/10        2/28/09   7/31/08    2/28/10        2/28/09   7/31/08
--------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions                          --             --       595         --             --        --
   Repurchased and retired                           (12,200)            --        --         --             --        --
--------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired            $12.15             --        --         --             --        --
   Discount per share repurchased and retired          13.24%            --        --         --             --        --
==========================================================================================================================

                                                           Nuveen Investments 73

    | Notes to
    | Financial Statements (continued)

                                                              OHIO DIVIDEND                       OHIO DIVIDEND
                                                             ADVANTAGE (NXI)                    ADVANTAGE 2 (NBJ)
                                                    ---------------------------------   ----------------------------------
                                                        YEAR   SEVEN MONTHS      YEAR       YEAR   SEVEN MONTHS      YEAR
                                                       ENDED          ENDED     ENDED      ENDED          ENDED     ENDED
                                                     2/28/10        2/28/09   7/31/08    2/28/10        2/28/09   7/31/08
--------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions                          --             --        --         --             --        --
   Repurchased and retired                                --           (600)       --         --             --        --
--------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired                --         $11.50        --         --             --        --
   Discount per share repurchased and retired             --          17.21%       --         --             --        --
==========================================================================================================================

                                                                                                  OHIO DIVIDEND
                                                                                                ADVANTAGE 3 (NVJ)
                                                                                        ----------------------------------
                                                                                            YEAR   SEVEN MONTHS      YEAR
                                                                                           ENDED          ENDED     ENDED
                                                                                         2/28/10        2/28/09   7/31/08
--------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions                                                              --             --        --
   Repurchased and retired                                                                    --         (1,700)       --
--------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired                                                    --         $11.82        --
   Discount per share repurchased and retired                                                 --          16.10%       --
==========================================================================================================================

PREFERRED SHARES

Transactions in Preferred shares were as follows:

                                                                          MICHIGAN QUALITY INCOME (NUM)
                                                           ------------------------------------------------------------
                                                                    YEAR          SEVEN MONTHS                YEAR
                                                                   ENDED                 ENDED               ENDED
                                                                 2/28/10               2/28/09             7/31/08
                                                           ------------------------------------------------------------
                                                           SHARES       AMOUNT   SHARES       AMOUNT   SHARES   AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
  Series TH                                                   122   $3,050,000      106   $2,650,000       --     $ --
  Series F                                                     21      525,000       18      450,000       --       --
-----------------------------------------------------------------------------------------------------------------------
Total                                                         143   $3,575,000      124   $3,100,000       --     $ --
=======================================================================================================================

                                                                          MICHIGAN PREMIUM INCOME (NMP)
                                                           ------------------------------------------------------------
                                                                    YEAR          SEVEN MONTHS                YEAR
                                                                   ENDED                 ENDED               ENDED
                                                                 2/28/10               2/28/09             7/31/08
                                                           ------------------------------------------------------------
                                                           SHARES       AMOUNT   SHARES       AMOUNT   SHARES   AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                                                    35   $  875,000       --         $ --       --     $ --
   Series TH                                                   57    1,425,000       --           --       --       --
-----------------------------------------------------------------------------------------------------------------------
Total                                                          92   $2,300,000       --         $ --       --     $ --
=======================================================================================================================

74 Nuveen Investments

                                                                          MICHIGAN DIVIDEND ADVANTAGE (NZW)
                                                           ---------------------------------------------------------------
                                                                    YEAR           SEVEN MONTHS                  YEAR
                                                                   ENDED                  ENDED                 ENDED
                                                                 2/28/10                2/28/09               7/31/08
                                                           ---------------------------------------------------------------
                                                           SHARES       AMOUNT   SHARES         AMOUNT   SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series W                                                    26     $650,000       43     $1,075,000       --      $ --
==========================================================================================================================

                                                                              OHIO QUALITY INCOME (NUO)
                                                           ---------------------------------------------------------------
                                                                    YEAR           SEVEN MONTHS                  YEAR
                                                                   ENDED                  ENDED                 ENDED
                                                                 2/28/10                2/28/09               7/31/08
                                                           ---------------------------------------------------------------
                                                           SHARES       AMOUNT   SHARES         AMOUNT   SHARES     AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                                                    35    $ 875,000       --           $ --       --      $ --
   Series TH                                                   73    1,825,000       --             --       --        --
   Series TH2                                                  52    1,300,000       --             --       --        --
--------------------------------------------------------------------------------------------------------------------------
Total                                                         160   $4,000,000       --           $ --       --      $ --
==========================================================================================================================

                                                                            OHIO DIVIDEND ADVANTAGE (NXI)
                                                           ---------------------------------------------------------------
                                                                    YEAR           SEVEN MONTHS                  YEAR
                                                                   ENDED                  ENDED                 ENDED
                                                                 2/28/10                2/28/09               7/31/08
                                                           ---------------------------------------------------------------
                                                           SHARES       AMOUNT   SHARES         AMOUNT   SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series T                                                    80   $2,000,000       --           $ --       --      $ --
==========================================================================================================================

                                                                           OHIO DIVIDEND ADVANTAGE 2 (NBJ)
                                                           ---------------------------------------------------------------
                                                                    YEAR           SEVEN MONTHS                  YEAR
                                                                   ENDED                  ENDED                 ENDED
                                                                 2/28/10                2/28/09               7/31/08
                                                           ---------------------------------------------------------------
                                                           SHARES       AMOUNT   SHARES         AMOUNT   SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series F                                                    60   $1,500,000       36       $900,000       --      $ --
==========================================================================================================================

                                                                           OHIO DIVIDEND ADVANTAGE 3 (NVJ)
                                                           ---------------------------------------------------------------
                                                                    YEAR           SEVEN MONTHS               YEAR
                                                                   ENDED                  ENDED              ENDED
                                                                 2/28/10                2/28/09            7/31/09
                                                           ---------------------------------------------------------------
                                                           SHARES       AMOUNT   SHARES         AMOUNT   SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series T                                                    40   $1,000,000       --           $ --       --      $ --
==========================================================================================================================

MUNIFUND TERM PREFERRED SHARES

During January 2010, Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 3 (NVJ) filed with the Securities and Exchange Commission (SEC) a registration statement seeking to register MTP. These registration statements, declared effective by the SEC, enable the Funds to issue to the public shares of MTP to refinance all or a portion of their ARPS. The issuance of MTP by these Funds is subject to market conditions. There is no assurance that these MTP shares will be issued.

                                                           Nuveen Investments 75

    | Notes to
    | Financial Statements (continued)

5.   INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended February 28, 2010, were as follows:

                                                                               MICHIGAN       MICHIGAN      MICHIGAN
                                                                                QUALITY        PREMIUM      DIVIDEND
                                                                                 INCOME         INCOME     ADVANTAGE
                                                                                  (NUM)          (NMP)         (NZW)
---------------------------------------------------------------------------------------------------------------------
Purchases                                                                  $ 24,345,889   $ 19,798,850   $ 3,094,489
Sales and maturities                                                         23,849,386     19,453,989     2,727,220
=====================================================================================================================

                                                                    OHIO           OHIO           OHIO          OHIO
                                                                 QUALITY       DIVIDEND       DIVIDEND      DIVIDEND
                                                                  INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                   (NUO)          (NXI)          (NBJ)         (NVJ)
---------------------------------------------------------------------------------------------------------------------
Purchases                                                   $ 14,552,863   $  5,939,043   $  5,423,046   $ 6,452,863
Sales and maturities                                          13,705,919      7,332,414      6,142,902     7,124,018
=====================================================================================================================

6.    INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2010, the cost of investments was as follows:

                                                                               MICHIGAN       MICHIGAN      MICHIGAN
                                                                                QUALITY        PREMIUM      DIVIDEND
                                                                                 INCOME         INCOME     ADVANTAGE
                                                                                  (NUM)          (NMP)         (NZW)
---------------------------------------------------------------------------------------------------------------------
Cost of investments                                                        $244,996,805   $157,283,489   $41,898,032
=====================================================================================================================

                                                                    OHIO           OHIO           OHIO          OHIO
                                                                 QUALITY       DIVIDEND       DIVIDEND      DIVIDEND
                                                                  INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                   (NUO)          (NXI)          (NBJ)         (NVJ)
---------------------------------------------------------------------------------------------------------------------
Cost of investments                                         $218,568,487   $ 88,970,270   $ 64,636,296   $45,557,939
=====================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2010, were as follows:

                                                                               MICHIGAN       MICHIGAN      MICHIGAN
                                                                                QUALITY        PREMIUM      DIVIDEND
                                                                                 INCOME         INCOME     ADVANTAGE
                                                                                  (NUM)          (NMP)         (NZW)
---------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                            $ 12,355,284   $  4,815,415   $ 1,628,277
   Depreciation                                                              (2,570,721)    (1,439,601)     (661,800)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                  $  9,784,563   $  3,375,814   $   966,477
=====================================================================================================================

                                                                    OHIO           OHIO           OHIO          OHIO
                                                                 QUALITY       DIVIDEND       DIVIDEND      DIVIDEND
                                                                  INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                   (NUO)          (NXI)          (NBJ)         (NVJ)
---------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                             $ 11,851,544   $  4,516,364   $  2,801,992   $ 3,002,196
   Depreciation                                               (2,792,121)    (1,430,228)      (897,595)     (685,072)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments   $  9,059,423   $  3,086,136   $  1,904,397   $ 2,317,124
=====================================================================================================================

76 Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2010, the Funds' tax year end, were as follows:

                                                                               MICHIGAN       MICHIGAN      MICHIGAN
                                                                                QUALITY        PREMIUM      DIVIDEND
                                                                                 INCOME         INCOME     ADVANTAGE
                                                                                  (NUM)          (NMP)         (NZW)
---------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                                       $  2,713,075   $  1,776,023   $   444,067
Undistributed net ordinary income**                                                 969            177            90
Undistributed net long-term capital gains                                            --             --            --
=====================================================================================================================

                                                                    OHIO           OHIO           OHIO          OHIO
                                                                 QUALITY       DIVIDEND       DIVIDEND      DIVIDEND
                                                                  INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                   (NUO)          (NXI)          (NBJ)         (NVJ)
---------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                        $  2,526,500   $  1,105,725   $    749,997   $   584,364
Undistributed net ordinary income**                               53,384         58,022         24,745         5,763
Undistributed net long-term capital gains                             --         24,115             --            --
=====================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2010, paid on March 1, 2010.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended February 28, 2010, February 28, 2009 and July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                               MICHIGAN       MICHIGAN      MICHIGAN
                                                                                QUALITY        PREMIUM      DIVIDEND
                                                                                 INCOME         INCOME     ADVANTAGE
YEAR ENDED FEBRUARY 28, 2010                                                      (NUM)          (NMP)         (NZW)
---------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                                $  8,303,611   $  5,617,873   $ 1,531,890
Distributions from net ordinary income**                                             --             --            --
Distributions from net long-term capital gains****                                   --             --            --
=====================================================================================================================

                                                                    OHIO           OHIO           OHIO          OHIO
                                                                 QUALITY       DIVIDEND       DIVIDEND      DIVIDEND
                                                                  INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
YEAR ENDED FEBRUARY 28, 2010                                       (NUO)          (NXI)          (NBJ)         (NVJ)
---------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                 $  7,994,424   $  3,335,906   $  2,373,144   $ 1,758,180
Distributions from net ordinary income**                              --         39,995             --            --
Distributions from net long-term capital gains****                    --             --             --            --
=====================================================================================================================

                                                                               MICHIGAN       MICHIGAN      MICHIGAN
                                                                                QUALITY        PREMIUM      DIVIDEND
                                                                                 INCOME         INCOME     ADVANTAGE
SEVEN MONTHS ENDED FEBRUARY 28, 2009                                              (NUM)          (NMP)         (NZW)
---------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                   $  6,134,177   $  3,859,940   $ 1,079,536
Distributions from net ordinary income**                                             --             --            --
Distributions from net long-term capital gains                                       --             --        33,173
=====================================================================================================================

                                                                    OHIO           OHIO           OHIO          OHIO
                                                                 QUALITY       DIVIDEND       DIVIDEND      DIVIDEND
                                                                  INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
SEVEN MONTHS ENDED FEBRUARY 28, 2009                               (NUO)          (NXI)          (NBJ)         (NVJ)
--------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                    $  5,095,614   $  2,133,665   $  1,578,459   $ 1,122,076
Distributions from net ordinary income**                              --             --             --            --
Distributions from net long-term capital gains                        --             --             --            --
=====================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2010, as Exempt Interest Dividends.

**** The Funds designate as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2010.

                                                           Nuveen Investments 77

    | Notes to
    | Financial Statements (continued)

                                                                               MICHIGAN       MICHIGAN      MICHIGAN
                                                                                QUALITY        PREMIUM      DIVIDEND
                                                                                 INCOME         INCOME     ADVANTAGE
YEAR ENDED JULY 31, 2008                                                          (NUM)          (NMP)         (NZW)
---------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                   $ 10,748,540   $  6,922,965   $ 1,960,679
Distributions from net ordinary income**                                         68,426         12,818            --
Distributions from net long-term capital gains                                1,574,122        748,463       198,609
=====================================================================================================================

                                                                    OHIO           OHIO           OHIO          OHIO
                                                                 QUALITY       DIVIDEND       DIVIDEND      DIVIDEND
                                                                  INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
YEAR ENDED JULY 31, 2008                                           (NUO)          (NXI)          (NBJ)         (NVJ)
---------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                    $  8,988,444   $  3,778,712   $  2,803,986   $ 1,968,527
Distributions from net ordinary income**                          10,212             --          3,297            --
Distributions from net long-term capital gains                   882,398        532,929        248,931       177,807
=====================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2010, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                               MICHIGAN       MICHIGAN      MICHIGAN
                                                                                QUALITY        PREMIUM      DIVIDEND
                                                                                 INCOME         INCOME     ADVANTAGE
                                                                                  (NUM)          (NMP)         (NZW)
---------------------------------------------------------------------------------------------------------------------
Expiration:
   February 29, 2016                                                       $         --   $     34,858   $        --
   February 28, 2017                                                            337,855        336,297       457,422
   February 28, 2018                                                          2,690,744      1,586,140       834,359
---------------------------------------------------------------------------------------------------------------------
Total                                                                      $  3,028,599   $  1,957,295   $ 1,291,781
=====================================================================================================================

                                                                                   OHIO           OHIO          OHIO
                                                                                QUALITY       DIVIDEND      DIVIDEND
                                                                                 INCOME    ADVANTAGE 2   ADVANTAGE 3
                                                                                  (NUO)          (NBJ)         (NVJ)
---------------------------------------------------------------------------------------------------------------------
Expiration:
   February 29, 2016                                                       $         --   $     14,045   $        --
   February 28, 2017                                                          1,309,059        522,972        52,532
   February 28, 2018                                                             78,027        211,828       177,836
---------------------------------------------------------------------------------------------------------------------
Total                                                                      $  1,387,086   $    748,845   $   230,368
=====================================================================================================================

Michigan Dividend Advantage (NZW) elected to defer net realized losses from investments incurred from November 1, 2009 through February 28, 2010, the Fund's tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October capital losses of $8,448 are treated as having arisen on the first day of the following fiscal year.

7.    MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

78 Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

                                                   MICHIGAN QUALITY INCOME (NUM)
                                                   MICHIGAN PREMIUM INCOME (NMP)
                                                       OHIO QUALITY INCOME (NUO)
AVERAGE DAILY NET ASSETS*                                    FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                               .4500%
For the next $125 million                                                .4375
For the next $250 million                                                .4250
For the next $500 million                                                .4125
For the next $1 billion                                                  .4000
For the next $3 billion                                                  .3875
For net assets over $5 billion                                           .3750
================================================================================

                                               MICHIGAN DIVIDEND ADVANTAGE (NZW)
                                                   OHIO DIVIDEND ADVANTAGE (NXI)
                                                 OHIO DIVIDEND ADVANTAGE 2 (NBJ)
                                                 OHIO DIVIDEND ADVANTAGE 3 (NVJ)
AVERAGE DAILY NET ASSETS*                                    FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                               .4500%
For the next $125 million                                                .4375
For the next $250 million                                                .4250
For the next $500 million                                                .4125
For the next $1 billion                                                  .4000
For net assets over $2 billion                                           .3750
================================================================================

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL*         EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                              .2000%
$56 billion                                                              .1996
$57 billion                                                              .1989
$60 billion                                                              .1961
$63 billion                                                              .1931
$66 billion                                                              .1900
$71 billion                                                              .1851
$76 billion                                                              .1806
$80 billion                                                              .1773
$91 billion                                                              .1691
$125 billion                                                             .1599
$200 billion                                                             .1505
$250 billion                                                             .1469
$300 billion                                                             .1445
================================================================================

* The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of February 28, 2010, the complex-level fee rate was .1874%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

                                                           Nuveen Investments 79

    | Notes to
    | Financial Statements (continued)

For the first ten years of Ohio Dividend Advantage's (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
MARCH 31,                                     MARCH 31,
--------------------------------------------------------------------------------
2001*                     .30%                2007                 .25%
2002                      .30                 2008                 .20
2003                      .30                 2009                 .15
2004                      .30                 2010                 .10
2005                      .30                 2011                 .05
2006                      .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Michigan Dividend Advantage's (NZW) and Ohio Dividend Advantage 2's (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
SEPTEMBER 30,                                 SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                     .30%                2007                 .25%
2002                      .30                 2008                 .20
2003                      .30                 2009                 .15
2004                      .30                 2010                 .10
2005                      .30                 2011                 .05
2006                      .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011.

For the first ten years of Ohio Dividend Advantage 3's (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
MARCH 31,                                     MARCH 31,
--------------------------------------------------------------------------------
2002*                     .30%                2008                 .25%
2003                      .30                 2009                 .20
2004                      .30                 2010                 .15
2005                      .30                 2011                 .10
2006                      .30                 2012                 .05
2007                      .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

8.    NEW ACCOUNTING PRONOUNCEMENTS

ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS

During June 2009, FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

80 Nuveen Investments

FAIR VALUE MEASUREMENTS

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose
i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

9.    SUBSEQUENT EVENTS

DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income, which were paid on April 1, 2010, to shareholders of record on March 15, 2010, as follows:

                                           MICHIGAN      MICHIGAN      MICHIGAN
                                            QUALITY       PREMIUM      DIVIDEND
                                             INCOME        INCOME     ADVANTAGE
                                               (NUM)         (NMP)         (NZW)
--------------------------------------------------------------------------------
Dividend per share                           $.0660        $.0650        $. 0640
================================================================================

                                   OHIO        OHIO          OHIO          OHIO
                                QUALITY    DIVIDEND      DIVIDEND      DIVIDEND
                                 INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                   (NUO)       (NXI)         (NBJ)         (NVJ)
--------------------------------------------------------------------------------
Dividend per share               $.0740      $.0700        $.0690         $.0730
================================================================================

MUNIFUND TERM PREFERRED SHARES

Subsequent to the reporting period, Ohio Dividend Advantage (NXI) and Ohio Dividend Advantage 2 (NBJ) filed with the Securities and Exchange Commission (the "SEC") a registration statement seeking to register MuniFund Term Preferred shares ("MTP"). These registration statements, declared effective by the SEC, enable the Funds to issue to the public shares of MTP to refinance all or a portion of their Preferred shares. The issuance of MTP by Ohio Dividend Advantage (NXI) and Ohio Dividend Advantage 2 (NBJ) is subject to market conditions. There is no assurance that MTP will be issued.

                                                           Nuveen Investments 81

    | Financial

    | Highlights

Selected data for a Common share outstanding throughout each period:

                                                    INVESTMENT OPERATIONS                               LESS DISTRIBUTIONS
                               ----------------------------------------------------------------   ------------------------------
                                                          DISTRIBUTIONS   DISTRIBUTIONS
                                                               FROM NET            FROM                  NET
                   BEGINNING                                 INVESTMENT         CAPITAL           INVESTMENT    CAPITAL
                      COMMON                        NET       INCOME TO        GAINS TO            INCOME TO   GAINS TO
                       SHARE          NET     REALIZED/       PREFERRED       PREFERRED               COMMON     COMMON
                   NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-               SHARE-     SHARE-
                       VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+  TOTAL      HOLDERS    HOLDERS    TOTAL
--------------------------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                  $13.55         $.93         $1.06           $(.04)           $ --   $1.95        $(.73)      $ --   $ (.73)
2009(d)                14.13          .54          (.60)           (.13)             --    (.19)        (.39)        --     (.39)
Year Ended 7/31:
2008                   14.96          .93          (.71)           (.24)           (.04)   (.06)        (.67)      (.10)    (.77)
2007                   15.17          .94          (.10)           (.25)           (.02)    .57         (.71)      (.07)    (.78)
2006                   15.88          .96          (.52)           (.21)           (.02)    .21         (.81)      (.11)    (.92)
2005                   15.51          .98           .57            (.13)           (.01)   1.41         (.93)      (.11)   (1.04)

MICHIGAN PREMIUM INCOME (NMP)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                   13.26          .90           .97            (.04)             --    1.83         (.71)        --     (.71)
2009(d)                13.87          .52          (.63)           (.12)             --    (.23)        (.38)        --     (.38)
Year Ended 7/31:
2008                   14.65          .89          (.69)           (.23)           (.02)   (.05)        (.66)      (.07)    (.73)
2007                   14.92          .90          (.12)           (.23)           (.02)    .53         (.71)      (.09)    (.80)
2006                   15.55          .91          (.40)           (.18)           (.02)    .31         (.79)      (.15)    (.94)
2005                   15.19          .93           .50            (.11)             --    1.32         (.91)      (.05)    (.96)
================================================================================================================================

                      DISCOUNT    OFFERING
                          FROM   COSTS AND                          PREFERRED SHARES AT END OF PERIOD
                        COMMON   PREFERRED      ENDING            -------------------------------------
                        SHARES       SHARE      COMMON              AGGREGATE   LIQUIDATION
                   REPURCHASED      UNDER-       SHARE   ENDING        AMOUNT    AND MARKET       ASSET
                           AND     WRITING   NET ASSET   MARKET   OUTSTANDING         VALUE    COVERAGE
                       RETIRED   DISCOUNTS       VALUE    VALUE         (000)     PER SHARE   PER SHARE
-------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
-------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                      $.02        $ --      $14.79   $12.94       $87,325       $25,000     $73,950
2009(d)                     --          --       13.55    10.61        90,900        25,000      68,651
Year Ended 7/31:
2008                        --          --       14.13    12.32        94,000        25,000      69,023
2007                        --          --       14.96    14.16        94,000        25,000      71,607
2006                        --          --       15.17    14.41        94,000        25,000      72,270
2005                        --          --       15.88    15.67        94,000        25,000      74,441

MICHIGAN PREMIUM INCOME (NMP)
-------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                       .02          --       14.40    12.50        53,700        25,000      76,033
2009(d)                     --*         --       13.26    10.44        56,000        25,000      70,730
Year Ended 7/31:
2008                        --          --       13.87    12.38        56,000        25,000      72,986
2007                        --          --       14.65    13.80        56,000        25,000      75,695
2006                        --          --       14.92    14.27        56,000        25,000      76,612
2005                        --          --       15.55    15.68        56,000        25,000      78,783
=======================================================================================================

82    Nuveen Investments

                                                          RATIOS/SUPPLEMENTAL DATA
                                           ------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS
                                                               APPLICABLE TO COMMON SHARES
                       TOTAL RETURNS                               BEFORE REIMBURSEMENT++
                   --------------------                   ------------------------------------
                                  BASED          ENDING
                                     ON             NET
                      BASED      COMMON          ASSETS
                         ON   SHARE NET      APPLICABLE      EXPENSES    EXPENSES          NET
                     MARKET       ASSET       TO COMMON     INCLUDING   EXCLUDING   INVESTMENT
                      VALUE(a)    VALUE(a) SHARES (000)   INTEREST(c)    INTEREST       INCOME
-------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
-------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                  29.40%      14.83%       $170,983          1.24%       1.22%        6.50%
2009(d)              (10.68)      (1.27)        158,717          1.33**      1.33**       6.92**
Year Ended 7/31:
2008                  (7.77)       (.43)        165,525          1.29        1.25         6.28
2007                   3.64        3.77         175,244          1.26        1.22         6.12
2006                  (2.28)       1.41         177,734          1.23        1.23         6.17
2005                   9.94        9.28         185,900          1.22        1.22         6.13

MICHIGAN PREMIUM INCOME (NMP)
-------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                  27.06       14.22         109,619          1.25        1.23         6.51
2009(d)              (12.57)      (1.62)        102,434          1.32**      1.32**       6.83**
Year Ended 7/31:
2008                  (5.09)       (.36)        107,488          1.38        1.23         6.16
2007                   2.16        3.59         113,558          1.38        1.22         5.97
2006                  (3.12)       2.06         115,611          1.20        1.20         6.03
2005                  16.03        8.80         120,475          1.19        1.19         5.97
=================================================================================================

                       RATIOS TO AVERAGE NET ASSETS
                       APPLICABLE TO COMMON SHARES
                          AFTER REIMBURSEMENT++(b)
                   ------------------------------------
                      EXPENSES    EXPENSES          NET   PORTFOLIO
                     INCLUDING   EXCLUDING   INVESTMENT    TURNOVER
                   INTEREST(c)    INTEREST       INCOME        RATE
-------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
-------------------------------------------------------------------
Year Ended 2/28:
2010                      1.24%       1.22%        6.50%          9%
2009(d)                   1.33**      1.33**       6.93**         3
Year Ended 7/31:
2008                      1.29        1.25         6.28          18
2007                      1.26        1.22         6.12          13
2006                      1.23        1.23         6.18          18
2005                      1.22        1.22         6.13           8

MICHIGAN PREMIUM INCOME (NMP)
-------------------------------------------------------------------
Year Ended 2/28:
2010                      1.25        1.23         6.51          12
2009(d)                   1.32**      1.32**       6.83**         3
Year Ended 7/31:
2008                      1.38        1.23         6.16          20
2007                      1.38        1.22         5.97          15
2006                      1.20        1.10         6.02           6
2005                      1.19        1.19         5.96          11
===================================================================

*     Rounds to less than $.01 per share.

**    Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)   For the seven months ended February 28, 2009.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      Nuveen Investments      83

    | Financial
    | Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                       INVESTMENT OPERATIONS                               LESS DISTRIBUTIONS
                                 ------------------------------------------------------------------   ------------------------------
                                                            DISTRIBUTIONS   DISTRIBUTIONS
                                                                 FROM NET            FROM                    NET
                     BEGINNING                                 INVESTMENT         CAPITAL             INVESTMENT    CAPITAL
                        COMMON                        NET       INCOME TO        GAINS TO              INCOME TO   GAINS TO
                         SHARE          NET     REALIZED/       PREFERRED       PREFERRED                 COMMON     COMMON
                     NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-                 SHARE-     SHARE-
                         VALUE       INCOME   GAIN (LOSS)        HOLDERS+        HOLDERS+     TOTAL      HOLDERS    HOLDERS   TOTAL
====================================================================================================================================
MICHIGAN DIVIDEND ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:

2010                    $12.69         $.91        $ 1.32           $(.03)            $--     $2.20        $(.72)      $ --   $(.72)
2009(d)                  13.68          .54         (1.00)           (.13)             --**    (.59)        (.39)      (.01)   (.40)
Year Ended 7/31:
2008                     14.73          .94          (.95)           (.24)           (.02)     (.27)        (.71)      (.07)   (.78)
2007                     14.94          .95          (.14)           (.24)             --**     .57         (.77)      (.01)   (.78)
2006                     15.44          .97          (.40)           (.20)             --       .37         (.87)        --    (.87)
2005                     14.82          .98           .63            (.11)             --      1.50         (.89)        --    (.89)
====================================================================================================================================

                                DISCOUNT    OFFERING
                                    FROM   COSTS AND                          PREFERRED SHARES AT END OF PERIOD
                                  COMMON   PREFERRED      ENDING            --------------------------------------
                                  SHARES       SHARE      COMMON              AGGREGATE   LIQUIDATION
                             REPURCHASED      UNDER-       SHARE   ENDING        AMOUNT    AND MARKET       ASSET
                                     AND     WRITING   NET ASSET   MARKET   OUTSTANDING         VALUE    COVERAGE
                                 RETIRED   DISCOUNTS       VALUE    VALUE         (000)     PER SHARE   PER SHARE
==================================================================================================================
MICHIGAN DIVIDEND ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                                $.01        $ --      $14.18   $12.43       $14,275       $25,000     $76,010
2009(d)                               --          --       12.69    10.77        14,925        25,000      68,946
Year Ended 7/31:
2008                                  --          --       13.68    13.10        16,000        25,000      69,195
2007                                  --          --       14.73    15.10        16,000        25,000      72,561
2006                                  --          --       14.94    15.81        16,000        25,000      73,161
2005                                  --         .01       15.44    16.79        16,000        25,000      74,720
==================================================================================================================

84 Nuveen Investments

                                                             RATIOS/SUPPLEMENTAL DATA
                                               ------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS
                                                                   APPLICABLE TO COMMON SHARES
                        TOTAL RETURNS                                 BEFORE REIMBURSEMENT++
                    ---------------------                     -------------------------------------
                                    BASED           ENDING
                                       ON              NET
                     BASED         COMMON           ASSETS
                        ON      SHARE NET        APPLICABLE    EXPENSES       EXPENSES          NET
                    MARKET          ASSET         TO COMMON   INCLUDING      EXCLUDING   INVESTMENT
                     VALUE(a)       VALUE(a)   SHARES (000)    INTEREST(c)    INTEREST       INCOME
=====================================================================================================
MICHIGAN DIVIDEND ADVANTAGE (NZW)
-----------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                 22.58%         17.70%          $29,127        1.35%          1.33%        6.48%
2009(d)             (14.48)         (4.20)           26,236        1.48**         1.48**       7.03**
Year Ended 7/31:
2008                 (8.10)         (1.95)           28,285        1.39           1.34         6.23
2007                   .46           3.79            30,439        1.38           1.35         5.89
2006                  (.47)          2.46            30,823        1.31           1.31         5.92
2005                 21.34          10.41            31,821        1.27           1.27         5.93
=====================================================================================================

                                    RATIOS/SUPPLEMENTAL DATA
                     ------------------------------------------------------
                          RATIOS TO AVERAGE NET ASSETS
                           APPLICABLE TO COMMON SHARES
                             AFTER REIMBURSEMENT++(b)
                     ---------------------------------------
                      EXPENSES       EXPENSES            NET     PORTFOLIO
                     INCLUDING      EXCLUDING     INVESTMENT      TURNOVER
                      INTEREST(c)    INTEREST         INCOME          RATE
===========================================================================
MICHIGAN DIVIDEND ADVANTAGE (NZW)
---------------------------------------------------------------------------
Year Ended 2/28:
2010                      1.15%          1.13%          6.68%            6%
2009(d)                   1.22**         1.22**         7.29**           4
Year Ended 7/31:
2008                      1.07           1.03           6.55            18
2007                       .99            .96           6.28            19
2006                       .86            .86           6.37             8
2005                       .82            .82           6.38             8
===========================================================================

*     Rounds to less than $.01 per share.

**    Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)   For the seven months ended February 28, 2009.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 85

    | Financial
    | Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                         INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                    --------------------------------------------------------------  ------------------------------
                                                             DISTRIBUTIONS  DISTRIBUTIONS
                                                                  FROM NET           FROM                  NET
                         BEGINNING                              INVESTMENT        CAPITAL           INVESTMENT    CAPITAL
                            COMMON                      NET      INCOME TO       GAINS TO            INCOME TO   GAINS TO
                             SHARE         NET    REALIZED/      PREFERRED      PREFERRED               COMMON     COMMON
                         NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-               SHARE-     SHARE-
                             VALUE      INCOME  GAIN (LOSS)        HOLDERS+       HOLDERS+   TOTAL     HOLDERS    HOLDERS   TOTAL
==================================================================================================================================
OHIO QUALITY INCOME (NUO)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        $14.56       $1.01        $1.42          $(.04)          $ --    $2.39       $(.80)      $ --   $(.80)
2009(d)                      15.04         .56         (.52)          (.13)            --     (.09)       (.39)        --    (.39)
Year Ended 7/31:
2008                         15.81         .95         (.71)          (.25)          (.02)    (.03)       (.67)      (.07)   (.74)
2007                         16.01         .96         (.12)          (.26)          (.01)     .57        (.73)      (.04)   (.77)
2006                         16.58         .98         (.42)          (.22)          (.01)     .33        (.85)      (.05)   (.90)
2005                         16.21        1.02          .49           (.12)            --     1.39        (.98)      (.04)  (1.02)

OHIO DIVIDEND ADVANTAGE (NXI)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                         13.83         .96         1.17           (.04)            --     2.09        (.77)        --    (.77)
2009(d)                      14.25         .54         (.46)          (.12)            --     (.04)       (.38)        --    (.38)
Year Ended 7/31:
2008                         14.87         .93         (.55)          (.23)          (.03)     .12        (.65)      (.09)   (.74)
2007                         15.02         .94         (.09)          (.24)          (.01)     .60        (.72)      (.03)   (.75)
2006                         15.55         .96         (.40)          (.21)            --      .35        (.85)      (.03)   (.88)
2005                         15.05        1.00          .57           (.11)            --     1.46        (.96)        --    (.96)
==================================================================================================================================

                            DISCOUNT    OFFERING
                                FROM   COSTS AND                          PREFERRED SHARES AT END OF PERIOD
                              COMMON   PREFERRED      ENDING            --------------------------------------
                              SHARES       SHARE      COMMON              AGGREGATE   LIQUIDATION
                         REPURCHASED      UNDER-       SHARE   ENDING        AMOUNT    AND MARKET       ASSET
                                 AND     WRITING   NET ASSET   MARKET   OUTSTANDING         VALUE    COVERAGE
                             RETIRED   DISCOUNTS       VALUE    VALUE         (000)     PER SHARE   PER SHARE
==============================================================================================================
OHIO QUALITY INCOME (NUO)
--------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                             $--         $--      $16.15   $15.58       $73,000       $25,000     $78,917
2009(d)                           --          --       14.56    12.90        77,000        25,000      71,066
Year Ended 7/31:
2008                              --          --       15.04    13.40        77,000        25,000      72,603
2007                              --          --       15.81    14.43        77,000        25,000      75,017
2006                              --          --       16.01    15.83        77,000        25,000      75,658
2005                              --          --       16.58    16.96        77,000        25,000      77,267

OHIO DIVIDEND ADVANTAGE (NXI)
--------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                              --*         --       15.15    14.48        29,000        25,000      80,423
2009(d)                           --          --       13.83    12.10        31,000        25,000      72,332
Year Ended 7/31:
2008                              --          --       14.25    12.77        31,000        25,000      73,770
2007                              --          --       14.87    14.39        31,000        25,000      75,898
2006                              --          --       15.02    15.05        31,000        25,000      76,400
2005                              --          --       15.55    17.00        31,000        25,000      78,123
==============================================================================================================

86 Nuveen Investments

                                                              RATIOS/SUPPLEMENTAL DATA
                                                  ----------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS
                                                                     APPLICABLE TO COMMON SHARES
                              TOTAL RETURNS                             BEFORE REIMBURSEMENT++
                           -------------------                   -----------------------------------
                                         BASED          ENDING
                                            ON             NET
                            BASED       COMMON          ASSETS
                               ON    SHARE NET      APPLICABLE    EXPENSES     EXPENSES          NET
                           MARKET        ASSET       TO COMMON   INCLUDING    EXCLUDING   INVESTMENT
                            VALUE(a)     VALUE(a) SHARES (000)    INTEREST(c)  INTEREST       INCOME
======================================================================================================
OHIO QUALITY INCOME (NUO)
------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        27.57%       16.76%       $157,439        1.20%        1.20%        6.51%
2009(d)                     (0.71)       (0.49)        141,883        1.35**       1.31**       6.77**
Year Ended 7/31:
2008                        (2.18)        (.26)        146,617        1.42         1.26         6.08
2007                        (4.25)        3.56         154,052        1.29         1.19         5.94
2006                        (1.36)        2.10         156,026        1.20         1.20         6.05
2005                        10.25         8.70         160,982        1.19         1.19         6.16

OHIO DIVIDEND ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        26.70        15.46          64,290        1.21         1.21         6.47
2009(d)                     (2.08)       (0.15)         58,692        1.35**       1.31**       6.64**
Year Ended 7/31:
2008                        (6.21)         .83          60,475        1.39         1.24         6.06
2007                          .52         4.02          63,114        1.32         1.22         5.85
2006                        (6.53)        2.32          63,735        1.21         1.21         5.85
2005                        21.79         9.87          65,873        1.21         1.21         6.00
======================================================================================================

                                      RATIOS/SUPPLEMENTAL DATA
                         ------------------------------------------------
                            RATIOS TO AVERAGE NET ASSETS
                             APPLICABLE TO COMMON SHARES
                              AFTER REIMBURSEMENT++(b)
                         -----------------------------------
                          EXPENSES     EXPENSES          NET   PORTFOLIO
                         INCLUDING    EXCLUDING   INVESTMENT    TURNOVER
                          INTEREST(c)  INTEREST       INCOME        RATE
=========================================================================
OHIO QUALITY INCOME (NUO)
-------------------------------------------------------------------------
Year Ended 2/28:
2010                          1.20%        1.20%        6.51%          6%
2009(d)                       1.35**       1.31**       6.77**        10
Year Ended 7/31:
2008                          1.42         1.26         6.08          14
2007                          1.28         1.18         5.94          15
2006                          1.20         1.20         6.05           9
2005                          1.19         1.19         6.16          14

OHIO DIVIDEND ADVANTAGE (NXI)
-------------------------------------------------------------------------
Year Ended 2/28:
2010                         1.06          1.06         6.62           7
2009(d)                      1.12**        1.09**       6.87**        10
Year Ended 7/31:
2008                         1.12           .97         6.33          17
2007                          .97           .87         6.20          14
2006                          .79           .79         6.27           6
2005                          .77           .77         6.45          14
=========================================================================

*     Rounds to less than $.01 per share.

**    Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)   For the seven months ended February 28, 2009.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 87

    | Financial
    | Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                         INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                    --------------------------------------------------------------  ------------------------------
                                                             DISTRIBUTIONS  DISTRIBUTIONS
                                                                  FROM NET           FROM                  NET
                         BEGINNING                              INVESTMENT        CAPITAL           INVESTMENT    CAPITAL
                            COMMON                      NET      INCOME TO       GAINS TO            INCOME TO   GAINS TO
                             SHARE         NET    REALIZED/      PREFERRED      PREFERRED               COMMON     COMMON
                         NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-               SHARE-     SHARE-
                             VALUE      INCOME  GAIN (LOSS)        HOLDERS+       HOLDERS+   TOTAL     HOLDERS    HOLDERS   TOTAL
==================================================================================================================================
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        $13.06        $.93       $ 1.53          $(.04)         $  --    $2.42       $(.74)   $    --   $(.74)
2009(d)                      13.87         .54         (.84)          (.13)            --     (.43)       (.38)        --    (.38)
Year Ended 7/31:
2008                         14.64         .93         (.73)          (.25)          (.02)    (.07)       (.64)      (.06)   (.70)
2007                         14.81         .92         (.10)          (.25)          (.01)     .56        (.69)      (.04)   (.73)
2006                         15.37         .93         (.41)          (.22)          (.01)     .29        (.80)      (.05)   (.85)
2005                         14.85         .95          .61           (.12)            --     1.44        (.90)      (.02)   (.92)

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                         13.97        1.00         1.19           (.04)            --     2.15         (.79)       --    (.79)
2009(d)                      14.33         .55         (.39)          (.12)            --      .04         (.40)       --    (.40)
Year Ended 7/31:
2008                         14.92         .95         (.56)          (.23)          (.02)     .14         (.67)     (.06)   (.73)
2007                         15.06         .96         (.08)          (.25)          (.01)     .62         (.72)     (.04)   (.76)
2006                         15.57         .95         (.45)          (.22)            --      .28         (.79)       --    (.79)
2005                         14.93         .95          .69           (.11)            --     1.53         (.87)     (.02)   (.89)
==================================================================================================================================

                            DISCOUNT     OFFERING
                                FROM    COSTS AND                          PREFERRED SHARES AT END OF PERIOD
                              COMMON    PREFERRED      ENDING            -------------------------------------
                              SHARES        SHARE      COMMON              AGGREGATE   LIQUIDATION
                         REPURCHASED       UNDER-       SHARE   ENDING        AMOUNT    AND MARKET       ASSET
                                 AND      WRITING   NET ASSET   MARKET   OUTSTANDING         VALUE    COVERAGE
                             RETIRED    DISCOUNTS       VALUE    VALUE          (000)    PER SHARE   PER SHARE
==============================================================================================================
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
--------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                           $  --        $  --      $14.74   $13.85       $21,600       $25,000     $78,241
2009(d)                           --           --       13.06    11.58        23,100        25,000      69,107
Year Ended 7/31:
2008                              --           --       13.87    12.37        24,000        25,000      70,090
2007                              --           --       14.64    13.80        24,000        25,000      72,598
2006                              --           --       14.81    14.70        24,000        25,000      73,169
2005                              --           --       15.37    15.48        24,000        25,000      74,935

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
--------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                              --*          --       15.33    15.20        15,500        25,000      78,325
2009(d)                           --           --       13.97    11.95        16,500        25,000      70,647
Year Ended 7/31:
2008                              --           --       14.33    12.91        16,500        25,000      71,881
2007                              --           --       14.92    14.35        16,500        25,000      73,778
2006                              --           --       15.06    14.75        16,500        25,000      74,252
2005                              --           --       15.57    15.90        16,500        25,000      75,918
==============================================================================================================

88   Nuveen Investments

                                                              RATIOS/SUPPLEMENTAL DATA
                                                -----------------------------------------------------
                                                                   RATIOS TO AVERAGE NET ASSETS
                                                                    APPLICABLE TO COMMON SHARES
                            TOTAL RETURNS                             BEFORE REIMBURSEMENT++
                         -------------------                   --------------------------------------
                                       BASED          ENDING
                                          ON             NET
                          BASED       COMMON          ASSETS
                             ON    SHARE NET      APPLICABLE    EXPENSES     EXPENSES           NET
                         MARKET        ASSET       TO COMMON   INCLUDING    EXCLUDING    INVESTMENT
                          VALUE(a)     VALUE(a) SHARES (000)    INTEREST(c)  INTEREST        INCOME
=====================================================================================================
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
-----------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                      26.62%       18.91%        $46,000        1.27%        1.27%         6.49%
2009(d)                   (3.09)       (3.01)         40,755        1.46**       1.42**        6.91**
Year Ended 7/31:
2008                      (5.46)        (.51)         43,286        1.46         1.30          6.10
2007                      (1.26)        3.80          45,694        1.41         1.31          5.76
2006                        .35         1.96          46,242        1.27         1.27          5.71
2005                      11.63         9.90          47,937        1.23         1.23          5.71

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
-----------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                      34.62        15.73          33,062        1.30         1.30          6.56
2009(d)                   (4.29)         .36          30,127        1.46**       1.42**        6.63**
Year Ended 7/31:
2008                      (5.13)         .95          30,941        1.47         1.32          6.05
2007                       2.32         4.06          32,194        1.41         1.31          5.85
2006                      (2.33)        1.87          32,506        1.28         1.28          5.76
2005                      17.60        10.40          33,606        1.27         1.27          5.68
=====================================================================================================

                                          RATIOS/SUPPLEMENTAL DATA
                         ---------------------------------------------------------
                                RATIOS TO AVERAGE NET ASSETS
                                APPLICABLE TO COMMON SHARES
                                  AFTER REIMBURSEMENT++(b)
                         -----------------------------------------
                          EXPENSES        EXPENSES             NET      PORTFOLIO
                         INCLUDING       EXCLUDING      INVESTMENT       TURNOVER
                          INTEREST(c)     INTEREST          INCOME           RATE
==================================================================================
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
----------------------------------------------------------------------------------
Year Ended 2/28:
2010                          1.07%           1.07%           6.69%             8%
2009(d)                       1.20**          1.16**          7.17**            5
Year Ended 7/31:
2008                          1.14             .98            6.41             16
2007                          1.02             .92            6.15             14
2006                           .81             .81            6.16              8
2005                           .78             .78            6.16             14

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
----------------------------------------------------------------------------------
Year Ended 2/28:
2010                          1.07            1.07            6.80             14
2009(d)                       1.15**          1.12**          6.93**            9
Year Ended 7/31:
2008                          1.12             .97            6.41             19
2007                           .99             .89            6.27             19
2006                           .83             .83            6.21              2
2005                           .83             .83            6.12              3
==================================================================================

*     Rounds to less than $.01 per share.

**    Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)   For the seven months ended February 28, 2009.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 89

Board Members & Officers

      The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER            PRINCIPAL
                                                    YEAR FIRST    OF PORTFOLIOS     OCCUPATION(S)
    NAME,                                           ELECTED OR    IN FUND COMPLEX   INCLUDING OTHER
    BIRTHDATE                   POSITION(S) HELD    APPOINTED     OVERSEEN BY       DIRECTORSHIPS
    & ADDRESS                   WITH THE FUNDS      AND TERM(1)   BOARD MEMBER      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o   ROBERT P. BREMNER                                                               Private Investor and Management Consultant;
    8/22/40                     Chairman of                                         Treasurer and Director, Humanities Council of
    333 W. Wacker Drive         the Board           1996               199          Washington, D.C.
    Chicago, IL 60606           and Board Member

o   JACK B. EVANS                                                                   President, The Hall-Perrine Foundation, a
    10/22/48                                                                        private philanthropic corporation (since
    333 W. Wacker Drive         Board Member        1999               199          1996); Director and Chairman, United Fire
    Chicago, IL 60606                                                               Group, a publicly held company; President Pro
                                                                                    Tem of the Board of Regents for the State of
                                                                                    Iowa University System; Director, Gazette
                                                                                    Companies; Life Trustee of Coe College and the
                                                                                    Iowa College Foundation; formerly, Director,
                                                                                    Alliant Energy; formerly, Director, Federal
                                                                                    Reserve Bank of Chicago; formerly, President
                                                                                    and Chief Operating Officer, SCI Financial
                                                                                    Group, Inc., a regional financial services
                                                                                    firm.

o   WILLIAM C. HUNTER                                                               Dean, Tippie College of Business, University
    3/6/48                                                                          of Iowa (since 2006); Director (since 2004) of
    333 W. Wacker Drive         Board Member        2004               199          Xerox Corporation; Director (since 2005), Beta
    Chicago, IL 60606                                                               Gamma Sigma International Honor Society;
                                                                                    formerly, Dean and Distinguished Professor of
                                                                                    Finance, School of Business at the University
                                                                                    of Connecticut (2003-2006); previously, Senior
                                                                                    Vice President and Director of Research at the
                                                                                    Federal Reserve Bank of Chicago (1995-2003);
                                                                                    Director, SS&C Technologies, Inc. (May
                                                                                    2005-October 2005); formerly, Director
                                                                                    (1997-2007), Credit Research Center at
                                                                                    Georgetown University.

o   DAVID J. KUNDERT                                                                Director, Northwestern Mutual Wealth
    10/28/42                                                                        Management Company; retired (since 2004) as
    333 W. Wacker Drive         Board Member        2005               199          Chairman, JPMorgan Fleming Asset Management,
    Chicago, IL 60606                                                               President and CEO, Banc One Investment
                                                                                    Advisors Corporation, and President, One Group
                                                                                    Mutual Funds; prior thereto, Executive Vice
                                                                                    President, Banc One Corporation and Chairman
                                                                                    and CEO, Banc One Investment Management Group;
                                                                                    Member, Board of Regents, Luther College;
                                                                                    member of the Wisconsin Bar Association;
                                                                                    member of Board of Directors, Friends of
                                                                                    Boerner Botanical Gardens; member of Board of
                                                                                    Directors and member of Investment Committee,
                                                                                    Greater Milwaukee Foundation.

o   WILLIAM J. SCHNEIDER                                                            Chairman of Miller-Valentine Partners Ltd., a
    9/24/44                                                                         real estate investment company; formerly,
    333 W. Wacker Drive         Board Member        1997               199          Senior Partner and Chief Operating Officer
    Chicago, IL 60606                                                               (retired, 2004) of Miller-Valentine Group;
                                                                                    member, University of Dayton Business School
                                                                                    Advisory Council; member, Dayton Philharmonic
                                                                                    Orchestra Association; formerly, member,
                                                                                    Business Advisory Council, Cleveland Federal
                                                                                    Reserve Bank; formerly, Director, Dayton
                                                                                    Development Coalition.

90   Nuveen Investments

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER            PRINCIPAL
                                                    YEAR FIRST    OF PORTFOLIOS     OCCUPATION(S)
    NAME,                                           ELECTED OR    IN FUND COMPLEX   INCLUDING OTHER
    BIRTHDATE                   POSITION(S) HELD    APPOINTED     OVERSEEN BY       DIRECTORSHIPS
    & ADDRESS                   WITH THE FUNDS      AND TERM(1)   BOARD MEMBER      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o   JUDITH M. STOCKDALE                                                             Executive Director, Gaylord and Dorothy
    12/29/47                                                                        Donnelley Foundation (since 1994); prior
    333 W. Wacker Drive         Board Member        1997               199          thereto, Executive Director, Great Lakes
    Chicago, IL 60606                                                               Protection Fund (from 1990 to 1994).

o   CAROLE E. STONE                                                                 Director, Chicago Board Options Exchange
    6/28/47                                                                         (since 2006); Director, C2 Options Exchange,
    333 W. Wacker Drive         Board Member        2007               199          Incorporated (since 2009); Commissioner, New
    Chicago, IL 60606                                                               York State Commission on Public Authority
                                                                                    Reform (since 2005); formerly, Chair, New York
                                                                                    Racing Association Oversight Board
                                                                                    (2005-2007).

o   TERENCE J. TOTH                                                                 Director, Legal & General Investment
    9/29/59                                                                         Management America, Inc. (since 2008);
    333 W. Wacker Drive         Board Member        2008               199          Managing Partner, Promus Capital (since 2008);
    Chicago, IL 60606                                                               formerly, CEO and President, Northern Trust
                                                                                    Global Investments (2004-2007); Executive Vice
                                                                                    President, Quantitative Management &
                                                                                    Securities Lending (2000-2004); prior thereto,
                                                                                    various positions with Northern Trust Company
                                                                                    (since 1994); member: Goodman Theatre Board
                                                                                    (since 2004), Chicago Fellowship Boards (since
                                                                                    2005), University of Illinois Leadership
                                                                                    Council Board (since 2007) and Catalyst
                                                                                    Schools of Chicago Board (since 2008);
                                                                                    formerly, member: Northern Trust Mutual Funds
                                                                                    Board (2005-2007), Northern Trust Global
                                                                                    Investments Board (2004-2007), Northern Trust
                                                                                    Japan Board (2004-2007), Northern Trust
                                                                                    Securities Inc. Board (2003-2007) and Northern
                                                                                    Trust Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

o   JOHN P. AMBOIAN(2)                                                              Chief Executive Officer (since July 2007),
    6/14/61                                                                         Director (since 1999) and Chairman (since
    333 W. Wacker Drive         Board Member        2008               199          2007) of Nuveen Investments, Inc.; Chief
    Chicago, IL 60606                                                               Executive Officer (since 2007) of Nuveen Asset
                                                                                    Management, Nuveen Investments Advisors, Inc.;
                                                                                    President (since 2005) of Nuveen Commodities
                                                                                    Asset Management, LLC.

                                                         Nuveen Investments   91

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
    NAME,                                           YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
    BIRTHDATE                   POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
    AND ADDRESS                 WITH THE FUNDS      APPOINTED(3)  BY OFFICER        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   GIFFORD R. ZIMMERMAN                                                            Managing Director (since 2002), Assistant
    9/9/56                      Chief                                               Secretary and Associate General Counsel of
    333 W. Wacker Drive         Administrative      1988                199         Nuveen Investments, LLC; Managing Director,
    Chicago, IL 60606           Officer                                             Associate General Counsel and Assistant
                                                                                    Secretary, of Nuveen Asset Management (since
                                                                                    2002) and of Symphony Asset Management LLC,
                                                                                    (since 2003); Vice President and Assistant
                                                                                    Secretary of NWQ Investment Management
                                                                                    Company, LLC. (since 2002), Nuveen Investments
                                                                                    Advisers Inc. (since 2002), Tradewinds Global
                                                                                    Investors, LLC, and Santa Barbara Asset
                                                                                    Management, LLC (since 2006), Nuveen HydePark
                                                                                    Group LLC and Nuveen Investment Solutions,
                                                                                    Inc. (since 2007); Managing Director (since
                                                                                    2004) and Assistant Secretary (since 1994) of
                                                                                    Nuveen Investments, Inc.; Managing Director
                                                                                    (since 2005) of Nuveen Commodities Asset
                                                                                    Management, LLC; Chartered Financial Analyst.

o   WILLIAM ADAMS IV                                                                Executive Vice President of Nuveen
    6/9/55                                                                          Investments, Inc.; Executive Vice President,
    333 W. Wacker Drive         Vice President      2007                124         U.S. Structured Products of Nuveen
    Chicago, IL 60606                                                               Investments, LLC, (since 1999), ; Executive
                                                                                    Vice President (since 2005) of Nuveen
                                                                                    Commodities Asset Management, LLC.

o   CEDRIC H. ANTOSIEWICZ                                                           Managing Director, (since 2004), previously,
    1/11/62                                                                         Vice President (1993-2004) of Nuveen
    333 W. Wacker Drive         Vice President      2007                124         Investments, LLC.
    Chicago, IL 60606

o   NIZIDA ARRIAGA                                                                  Senior Vice President of Nuveen Investments,
    6/1/68                                                                          LLC (since 2010); formerly, Vice President
    333 W. Wacker Drive         Vice President      2009                199         (2007-2010); previously, Portfolio Manager,
    Chicago, IL 60606                                                               Allstate Investments, LLC (1996-2006);
                                                                                    Chartered Financial Analyst.

o   MICHAEL T. ATKINSON                                                             Vice President (since 2002) of Nuveen
    2/3/66                      Vice President                                      Investments, LLC.; Vice President of Nuveen
    333 W. Wacker Drive         and Assistant       2000                199         Asset Management (since 2005).
    Chicago, IL 60606           Secretary

o   MARGO L. COOK                                                                   Executive Vice President (since Oct 2008) of
    4/11/64                                                                         Nuveen Investments, Inc.; previously, Head of
    333 W. Wacker Drive         Vice President      2009                199         Institutional Asset Management (2007-2008) of
    Chicago, IL 60606                                                               Bear Stearns Asset Management; Head of
                                                                                    Institutional Asset Mgt (1986-2007) of Bank of
                                                                                    NY Mellon; Chartered Financial Analyst.

o   LORNA C. FERGUSON                                                               Managing Director (since 2004) of Nuveen
    10/24/45                                                                        Investments, LLC and Managing Director (since
    333 W. Wacker Drive         Vice President      1998                199         2005) of Nuveen Asset Management.
    Chicago, IL 60606

o   STEPHEN D. FOY                                                                  Vice President (since 1993) and Funds
    5/31/54                     Vice President                                      Controller (since 1998) of Nuveen Investments,
    333 W. Wacker Drive         and Controller      1998                199         LLC; Vice President (since 2005) of Nuveen
    Chicago, IL 60606                                                               Asset Management; Certified Public Accountant.

o   SCOTT S. GRACE                                                                  Managing Director, Corporate Finance &
    8/20/70                     Vice President                                      Development, Treasurer (since September 2009)
    333 W. Wacker Drive         and Treasurer       2009                199         of Nuveen Investments, LLC; Managing Director
    Chicago, IL 60606                                                               and Treasurer of Nuveen Asset Management
                                                                                    (since 2009); formerly, Treasurer (2006-2009),
                                                                                    Senior Vice President (2008-2009), previously,
                                                                                    Vice President (2006-2008) of Janus Capital
                                                                                    Group, Inc.; formerly. Senior Associate in
                                                                                    Morgan Stanley's Global Financial Services
                                                                                    Group (2000-2003); Chartered Accountant
                                                                                    Designation.

92   Nuveen Investments

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
    NAME,                                           YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
    BIRTHDATE                   POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
    AND ADDRESS                 WITH THE FUNDS      APPOINTED(3)  BY OFFICER        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   WILLIAM T. HUFFMAN                                                              Chief Operating Officer, Municipal Fixed
    5/7/69                                                                          Income (since 2008) of Nuveen Asset
    333 W. Wacker Drive         Vice President      2009                135         Management; previously, Chairman, President
    Chicago, IL 60606                                                               and Chief Executive Officer (2002 - 2007) of
                                                                                    Northern Trust Global Advisors, Inc. and Chief
                                                                                    Executive Officer (2007) of Northern Trust
                                                                                    Global Investments Limited; Certified Public
                                                                                    Accountant.

o   WALTER M. KELLY                                                                 Senior Vice President (since 2008), Vice
    2/24/70                     Chief Compliance                                    President (2006-2008) formerly, Assistant Vice
    333 W. Wacker Drive         Officer and         2003                199         President and Assistant General Counsel
    Chicago, IL 60606           Vice President                                      (2003-2006) of Nuveen Investments, LLC; Senior
                                                                                    Vice President (since 2008), formerly, Vice
                                                                                    President (2006-2008) and Assistant Secretary
                                                                                    (since 2008) of Nuveen Asset Management.

o   DAVID J. LAMB                                                                   Senior Vice President (since 2009), formerly,
    3/22/63                                                                         Vice President (2000-2009) of Nuveen
    333 W. Wacker Drive         Vice President      2000                199         Investments, LLC; Vice President (since 2005)
    Chicago, IL 60606                                                               of Nuveen Asset Management; Certified Public
                                                                                    Accountant.

o   TINA M. LAZAR                                                                   Senior Vice President (since 2009), formerly,
    8/27/61                                                                         Vice President of Nuveen Investments, LLC
    333 W. Wacker Drive         Vice President      2002                199         (1999-2009); Vice President of Nuveen Asset
    Chicago, IL 60606                                                               Management (since 2005).

o   LARRY W. MARTIN                                                                 Senior Vice President (since 2010), Assistant
    7/27/51                     Vice President                                      Secretary and Assistant General Counsel of
    333 W. Wacker Drive         and Assistant       1988                199         Nuveen Investments, LLC; Vice President (since
    Chicago, IL 60606           Secretary                                           2005) and Assistant Secretary of Nuveen
                                                                                    Investments, Inc.; Vice President (since 2005)
                                                                                    and Assistant Secretary (since 1997) of Nuveen
                                                                                    Asset Management; Vice President and Assistant
                                                                                    Secretary of Nuveen Investments Advisers Inc.
                                                                                    (since 2002); NWQ Investment Management
                                                                                    Company, LLC (since 2002), Symphony Asset
                                                                                    Management LLC (since 2003), Tradewinds Global
                                                                                    Investors, LLC, Santa Barbara Asset Management
                                                                                    LLC (since 2006) and of Nuveen HydePark Group,
                                                                                    LLC and Nuveen Investment Solutions, Inc.
                                                                                    (since 2007).

o   KEVIN J. MCCARTHY                                                               Managing Director (since 2008), formerly, Vice
    3/26/66                     Vice President                                      President (2007-2008), Nuveen Investments,
    333 W. Wacker Drive         and Secretary       2007                199         LLC; Managing Director (since 2008), formerly,
    Chicago, IL 60606                                                               Vice President, and Assistant Secretary,
                                                                                    Nuveen Asset Management, and Nuveen
                                                                                    Investments Holdings, Inc.; Vice President
                                                                                    (since 2007) and Assistant Secretary, Nuveen
                                                                                    Investment Advisers Inc., Nuveen Investment
                                                                                    Institutional Services Group LLC, NWQ
                                                                                    Investment Management Company, LLC, Tradewinds
                                                                                    Global Investors LLC, NWQ Holdings, LLC,
                                                                                    Symphony Asset Management LLC, Santa Barbara
                                                                                    Asset Management LLC, Nuveen HydePark Group,
                                                                                    LLC and Nuveen Investment Solutions, Inc.
                                                                                    (since 2007); prior thereto, Partner, Bell,
                                                                                    Boyd & Lloyd LLP (1997-2007).

o   JOHN V. MILLER                                                                  Chief Investment Officer and Managing Director
    4/10/67                                                                         (since 2007), formerly, Vice President
    333 W. Wacker Drive         Vice President      2007                135         (2002-2007) of Nuveen Asset Management and
    Chicago, IL 60606                                                               Managing Director (since 2007), formerly Vice
                                                                                    President (2002-2007) Nuveen Investments, LLC;
                                                                                    Chartered Financial Analyst.

                                                         Nuveen Investments   93

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
    NAME,                                           YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
    BIRTHDATE                   POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
    AND ADDRESS                 WITH THE FUNDS      APPOINTED(3)  BY OFFICER        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   GREGORY MINO                                                                    Senior Vice President (since 2010) of Nuveen
    1/4/71                                                                          Investments, LLC, formerly Vice President
    333 W. Wacker Drive         Vice President      2009                199         (2008-2010); previously, Director (2004-2007)
    Chicago, IL 60606                                                               and Executive Director (2007-2008) of UBS
                                                                                    Global Asset Management; previously, Vice
                                                                                    President (2000-2003) and Director (2003-2004)
                                                                                    of Merrill Lynch Investment Managers;
                                                                                    Chartered Financial Analyst.

o   CHRISTOPHER M. ROHRBACHER                                                       Vice President, Nuveen Investments, LLC (since
    8/1/71                      Vice President                                      2008); Vice President and Assistant Secretary,
    333 W. Wacker Drive         and Assistant       2008                199         Nuveen Asset Management (since 2008); prior
    Chicago, IL 60606           Secretary                                           thereto, Associate, Skadden, Arps, Slate
                                                                                    Meagher & Flom LLP (2002-2008).

o   JAMES F. RUANE                                                                  Vice President, Nuveen Investments, LLC (since
    7/3/62                      Vice President                                      2007); prior thereto, Partner, Deloitte &
    333 W. Wacker Drive         and Assistant       2007                199         Touche USA LLP (2005-2007), formerly, senior
    Chicago, IL 60606           Secretary                                           tax manager (2002-2005); Certified Public
                                                                                    Accountant.

o   MARK L. WINGET                                                                  Vice President, Nuveen Investments, LLC (since
    12/21/68                    Vice President                                      2008); Vice President and Assistant Secretary,
    333 W. Wacker Drive         and Assistant       2008                199         Nuveen Asset Management (since 2008); prior
    Chicago, IL 60606           Secretary                                           thereto, Counsel, Vedder Price P.C.
                                                                                    (1997-2007).

(1) For Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NZW, NXI, NBJ and NVJ is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Michigan Quality Income (NUM), Michigan Premium Income (NMP) and Ohio Quality Income (NUO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

94   Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 ACT"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "INDEPENDENT BOARD MEMBERS"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "MAY MEETING"), the Boards of Trustees or Directors (as the case may be) (each a "BOARD" and each Trustee or Director, a "BOARD MEMBER") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "ADVISORY AGREEMENT") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "APRIL MEETING"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("WINSLOW CAPITAL"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating

                                                           Nuveen Investments 95
the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPS") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a

96 Nuveen Investments
variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "PERFORMANCE PEER GROUP") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile

                                                           Nuveen Investments 97
market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.    FEES, EXPENSES AND PROFITABILITY

      1.    Fees and Expenses

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "PEER UNIVERSE") and in certain cases, to a more focused subset of funds in the Peer Universe (the "PEER GROUP").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2.    Comparisons with the Fees of Other Clients

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited

98 Nuveen Investments
      to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3.    Profitability of Nuveen

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

                                                           Nuveen Investments 99

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.    ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

100 Nuveen Investments

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                          Nuveen Investments 101

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

102 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 103

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

104 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                         Nuveen Investments 105

Notes

106 Nuveen Investments

Notes

                                                         Nuveen Investments 107

Notes

108 Nuveen Investments

Other Useful Information

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common and/or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                COMMON SHARES   PREFERRED SHARES
      FUND        REPURCHASED           REDEEMED

      NUM             153,900                143
      NMP             110,400                 92
      NZW              12,200                 26
      NUO                  --                160
      NXI                  --                 80
      NBJ                  --                 60
      NVJ                  --                 40

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

BOARD OF DIRECTORS/TRUSTEES

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, IL

                                                          Nuveen Investments 109

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

FOCUSED ON MEETING INVESTOR NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $145 billion of assets on December 31, 2009.

FIND OUT HOW WE CAN HELP YOU.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o  Share prices

o  Fund details

o  Daily financial news

o  Investor education

o  Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                     EAN-C-0210D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Nuveen Michigan Quality Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                              AUDIT FEES BILLED           AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                TO FUND (1)              BILLED TO FUND (2)             BILLED TO FUND (3)       BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2010                 $ 15,852                      $ 0                            $ 0                     $ 3,400
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     0%                       0%                             0%                          0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2009 (5)             $ 15,986                      $ 0                            $ 0                     $ 1,700
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     0%                       0%                             0%                          0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5)  Fund changed fiscal year from July to February starting in 2009.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES            TAX FEES BILLED TO             ALL OTHER FEES
                                                    BILLED TO ADVISER AND              ADVISER AND               BILLED TO ADVISER
                                                       AFFILIATED FUND               AFFILIATED FUND            AND AFFILIATED FUND
                                                      SERVICE PROVIDERS             SERVICE PROVIDERS            SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2010                                           $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2009 (1)                                       $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1)  Fund changed fiscal year from July to February starting in 2009.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                             TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                TOTAL NON-AUDIT FEES        OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                   BILLED TO FUND            REPORTING OF THE FUND)              ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2010                      $ 3,400                       $ 0                             $ 0                     $ 3,400
February 28, 2009 (1)                  $ 1,700                       $ 0                             $ 0                     $ 1,700

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

(1)  Fund changed fiscal year from July to February starting in 2009.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                         FUND
Daniel J. Close              Nuveen Michigan Quality Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER  TYPE OF ACCOUNT MANAGED             ACCOUNTS    ASSETS*
--------------------------------------------------------------------------------
Daniel J. Close    Registered Investment Company       21          $3.79 billion
                   Other Pooled Investment Vehicles     0          $  0
                   Other Accounts                       6          $50.2 million

* Assets are as of February 28, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of February 28, 2010, the S&P/Investortools Municipal Bond index was comprised of 54,637 securities with an aggregate current market value of $1,176 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of February 28, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                 DOLLAR RANGE OF
                                                                                                 EQUITY SECURITIES
                                                                                   DOLLAR        BENEFICIALLY OWNED
                                                                                   RANGE OF      IN THE REMAINDER OF
                                                                                   EQUITY        NUVEEN FUNDS
                                                                                   SECURITIES    MANAGED BY NAM'S
                                                                                   BENEFICIALLY  MUNICIPAL
NAME OF PORTFOLIO                                                                  OWNED IN      INVESTMENT
MANAGER              FUND                                                          FUND          TEAM
-------------------------------------------------------------------------------------------------------------------
Daniel J. Close      Nuveen Michigan Quality Income Municipal Fund, Inc.           $0            $10,001-$50,000

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Asset Management. He has direct responsibility for managing approximately $4 billion of municipal securities in 22 municipal funds. He joined Nuveen Investments in 2000 as a member of Nuveen's product management and development team. He then served as a research analyst for Nuveen's municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University's Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation. Mr. Close also serves as a portfolio manager to the Build America Investment Grade Bond Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
MARCH 1-31, 2009            65,400               $10.17       65,400                      1,104,600

APRIL 1-30, 2009             9,200               $10.96        9,200                      1,095,400

MAY 1-31, 2009                   0                                 0                      1,095,400

JUNE 1-30, 2009                600               $11.40          600                      1,094,800

JULY 1-31, 2009              1,000               $11.63        1,000                      1,093,800

AUGUST 1-31, 2009                0                                 0                      1,093,800

SEPTEMBER 1-30, 2009             0                                 0                      1,093,800

OCTOBER 1-31, 2009          28,700               $12.91       28,700                      1,136,300

NOVEMBER 1-30, 2009         13,000               $12.82       13,000                      1,123,300

DECEMBER 1-31, 2009         21,200               $12.56       21,200                      1,102,100

JANUARY 1-31, 2010          11,800               $12.79       11,800                      1,090,300

FEBRUARY 1-28, 2010          3,000               $12.76        3,000                      1,087,300

TOTAL                      153,900

* The registrant's repurchase program, which authorized the repurchase of 1,170,000 shares, was announced August 7, 2008. On October 3, 2009, the program was reauthorized for a maximum repurchase amount of 1,165,000 shares. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Michigan Quality Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: May 6, 2010
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: May 6, 2010
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By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: May 6, 2010
    -------------------------------------------------------------------